UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund:	BlackRock Strategic Global Bond Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

BlackRock Strategic Global Bond Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	22.16%	18.40%

U.S. small cap equities (Russell 2000® Index)	37.85	19.96

International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2020, the Fund underperformed its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index. For the same period, all the Fund’s share classes outperformed its custom benchmark, comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index, except for Investor C Shares, which underperformed the custom benchmark. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

Positioning with respect to both developed market and emerging market currencies detracted from relative performance. Exposure to securitized assets also weighed on Fund returns as the asset class lagged both U.S. Treasuries and investment grade corporate credit. In addition, the Fund’s relatively short stance with respect to U.S. duration (and corresponding interest rate sensitivity) detracted from relative performance as U.S. Treasury yields declined dramatically early in the period.

The Fund’s allocation to emerging markets was the largest contributor to relative performance over the period as the asset class benefited from low U.S. interest rates in the wake of the pandemic-driven global flight to safety which drove Treasury yields sharply lower. In addition, exposure to U.S. investment grade credit benefited performance as the sector rebounded on the outlook for strong policy support in the form of purchases by the Fed. Exposure to U.S. high yield corporate credit and non-U.S. corporate credit also proved additive.

The Fund’s elevated cash position largely reflects the use of short-term derivatives held for risk management purposes as well as to manage exposures. The use of derivatives contributed to the Fund’s performance as the Fund’s duration and currency exposures were managed through the reporting period. The Fund’s cash position did not have a material impact on Fund performance.

Describe recent portfolio activity.

Over the period, the Fund significantly trimmed duration from 6.01 years to 4.49 years in absolute terms, primarily by reducing exposure to U.S. interest rates on the view that longer-term U.S. Treasury yields will likely move somewhat higher as the economy continues to improve and inflation picks up. The Fund has favored non-U.S. duration exposure, including within European peripheral and higher-quality emerging market economies.

The Fund continued to reduce exposure to high-quality spread assets following the Fed’s extremely supportive monetary policy program, which has taken valuations across agency mortgage-backed securities, U.S. investment grade credit and U.S. municipal bonds to unattractive levels in our view.

As the period went on, the investment adviser started to move down the capital structure, favoring U.S. high yield credit, emerging market debt and select segments within securitized assets. This shift was driven by the Fed’s supportive stance, the likelihood of further fiscal stimulus and the large amount of negative yielding debt globally. In developed market currencies, the Fund slightly reduced its overweight to the U.S. dollar, and rotated out of the British pound and into the euro. In emerging market currencies, the Fund added to its overweight in the Mexican peso and tactically added exposure in countries such as China, Russia and Indonesia.

Describe portfolio positioning at period end.

At period end, the Fund’s duration was relatively short given increasing U.S. Treasury issuance, improving growth dynamics and positive vaccine news, which may put upward pressure on longer-term interest rates. In addition, the Fund had exposure to U.S. Treasury inflation-protected securities on the expectation of increasing inflation over the medium term. The Fund favored select European peripheral markets, namely Italy and Spain versus Germany, given the region’s highly accommodative monetary and fiscal policy backdrop. As noted, the Fund’s exposure to U.S. investment grade corporate bonds was reduced given less attractive valuations. Emerging market currency exposures remained in the lower end of the Fund’s historical range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	BlackRock Strategic Global Bond Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)

An unmanaged index that is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Performance Summary for the Period Ended December 31, 2020

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge		With Sales Charge
Institutional	1.72%	1.54%	5.89%	9.04%	N/A	5.70%	N/A	3.76%		N/A
Investor A	1.41	1.25	5.76	8.95	4.59%	5.47	4.61%	3.52		3.09%
Investor C	0.72	0.53	5.37	7.97	6.97	4.65	4.65	2.89		2.89
Class K	1.78	1.71	5.92	9.10	N/A	5.75	N/A	3.78		N/A

Bloomberg Barclays Global Aggregate Bond Index	—	—	6.03	9.20	N/A	4.79	N/A	2.83		N/A
Custom Benchmark(c)	—	—	6.17	8.82	N/A	5.15	N/A	—(d	)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.
(c)	A customized performance benchmark comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index.
(d)	Returns not in effect during this period.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2020 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Expense Example

	Actual					Hypothetical(a)
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees		Annualized Expense Ratio

	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Including Interest Expense and Fees	(b)	Excluding Interest Expense and Fees	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During the Period	(b)	Ending Account Value (12/31/20)	Expenses Paid During the Period	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,058.90	$2.74		$2.74	$1,000.00	$1,022.47	$2.69		$1,022.47	$2.69	0.53%	0.53%
Investor A	1,000.00	1,057.60	4.09		4.03	1,000.00	1,021.17	4.01		1,021.22	3.96	0.79	0.78
Investor C	1,000.00	1,053.70	7.95		7.90	1,000.00	1,017.39	7.81		1,017.44	7.76	1.54	1.53
Class K	1,000.00	1,059.20	2.54		2.48	1,000.00	1,022.67	2.49		1,022.72	2.44	0.49	0.48

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown).

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type	Percent of Total Investments

Corporate Bonds	31%
Foreign Agency Obligations	29
U.S. Government Sponsored Agency Securities	13
U.S. Treasury Obligations	9
Investment Companies	5
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	5
Common Stocks	2
Capital Trusts	1
Other*	—	(a)

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments

United States	50%
China	9
Cayman Islands	4
Japan	4
Mexico	3
Italy	3
United Kingdom	3
Netherlands	2
Indonesia	2
Russia	2
France	2
Spain	2
Brazil	1
Germany	1
Australia	1
India	1
Egypt	1
Canada	1
Colombia	1
Ukraine	1
Greece	1
Saudi Arabia	1
Luxembourg	1
Chile	1
Belgium	1
Peru	1
Other#	—

(a)	Rounds to less than 1% of long-term investments.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s long-term investments. Please refer to the Consolidated Schedule of Investments for details.
#	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Strategic Global Bond Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of November 13, 2015 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on July 1, 2020 and held through December 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

The Benefits and Risks of Leveraging	BlackRock Strategic Global Bond Fund, Inc.

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

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Consolidated Schedule of Investments December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(a)(b) — 3.0%
AGL CLO Ltd., Series 2020-3A, Class A, (3 mo. LIBOR US + 1.30%), 1.54%, 01/15/33	USD	250	$250,131
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.13%), 1.35%, 01/17/31		400	397,372
ALM 2020 Ltd., Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 2.09%, 10/15/29		250	250,305
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.20%), 1.41%, 11/10/30		500	499,190
Ares LV CLO Ltd., Series 2020-55A, Class E, (3 mo. LIBOR US + 6.20%), 6.44%, 04/15/31		500	484,428
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.17%), 1.41%, 10/15/30		400	398,293
Bain Capital Credit CLO Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 1.47%, 07/20/30		600	599,980
Barings CLO Ltd., Series 2019-3A, Class B, 2.17%, 04/20/31		750	746,514
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.32%, 01/20/31		500	497,530
Carlyle Global Market Strategies CLO Ltd., 1.52%, 07/27/31		1,000	996,866
CBAM Ltd.
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 1.47%, 07/20/30		400	400,241
Series 2019-10A, Class A1A, 1.64%, 04/20/32		1,000	1,000,441
Cedar Funding VIII Clo Ltd., Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.25%), 1.47%, 10/17/30		750	752,558
CIFC Funding Ltd.
Series 2014-3A, Class A1R2, 1.42%, 10/22/31		1,500	1,495,303
Series 2014-5A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.42%, 10/17/31		2,000	1,994,119
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3 mo. LIBOR US + 1.10%), 1.34%, 01/15/31		750	744,823
Dryden 49 Senior Loan Fund, Series 2017-49A, Class A, (3 mo. LIBOR US + 1.21%), 1.43%, 07/18/30		750	748,896
Eaton Vance CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 1.69%, 10/15/30		250	249,244
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3 mo. LIBOR US + 1.24%), 1.48%, 04/15/33(c)		500	499,450
Jamestown CLO IX Ltd., Series 2016-9A, Class BR, (3 mo. LIBOR US + 2.65%), 2.87%, 10/20/28		750	744,387
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.34%), 1.58%, 04/15/33		1,000	996,296
Kayne CLO II Ltd., Series 2018-2A, Class A, 1.48%, 10/15/31		250	249,898
Madison Park Funding XI Ltd., Series 2013-11A, Class AR, (3 mo. LIBOR US + 1.16%), 1.37%, 07/23/29		1,000	998,898
Mariner CLO LLC, Series 2016-3A, Class CR, (3 mo. LIBOR US + 2.05%), 2.26%, 07/23/29(c)		250	247,425
OCP CLO Ltd.
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.90%), 2.11%, 04/24/29		250	239,528

Security		Par (000)	Value

Cayman Islands (continued)
OCP CLO Ltd. (continued)
Series 2015-9A, Class A1R, (3 mo. LIBOR US + 0.80%), 1.04%, 07/15/27	USD	391	$390,079
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.26%), 1.50%, 07/15/30		500	499,999
Octagon Investment Partner Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.97%), 1.21%, 04/15/31		750	743,127
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A2A, (3 mo. LIBOR US + 1.45%), 1.67%, 04/18/33		300	298,693
OHA Credit Funding Ltd., Series 2019-3A, Class B1, (3 mo. LIBOR US + 1.80%), 2.02%, 07/20/32		1,000	996,043
OHA Credit Partners VII Ltd., Series 2012-7A, Class CR, (3 mo. LIBOR US + 2.70%), 2.92%, 11/20/27		250	250,841
Palmer Square Loan Funding Ltd., Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.05%), 1.29%, 07/15/26		500	493,641
Pikes Peak Clo 2, Series 2018-2A, Class A, (3 mo. LIBOR US + 1.29%), 1.51%, 01/18/32		250	251,435
RR Ltd., Class 3A, 1.64%, 01/15/30		1,125	1,111,158
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3 mo. LIBOR US + 0.96%), 1.18%, 04/16/31		500	497,609
TICP CLO XII Ltd., Class 12A, 1.89%, 01/15/31		650	640,145
TRESTLES CLO Ltd., Series 2017-1A, Class A1A, (3 mo. LIBOR US + 1.29%), 1.50%, 07/25/29		250	249,406
Trimaran Cavu Ltd.
Class B, (3 mo. LIBOR US + 2.20%), 2.42%, 07/20/32		250	249,871
Series 2019-1A, Class C1, (3 mo. LIBOR US + 3.15%), 3.37%, 07/20/32		500	500,246
Venture 39 CLO Ltd., Series 2020-39A, Class A1, (3 mo. LIBOR US + 1.28%), 1.52%, 04/15/33		335	334,163
Whitebox Clo I Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 4.35%), 4.56%, 07/24/32		500	497,301

			24,485,873

United States(a)(b) — 1.6%
Anchorage Capital CLO Ltd.
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 1.27%, 01/28/31		400	399,016
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 1.27%, 01/28/31		400	399,088
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 1.32%, 04/15/31		500	498,907
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.98%), 6.19%, 10/24/29		400	387,176
Chenango Park CLO Ltd., Series 2018-1A, Class A2, 1.79%, 04/15/30		1,018	1,000,727
CIFC Funding Ltd.
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.75%), 1.98%, 07/16/30		1,000	996,081
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 1.22%, 04/18/31		400	395,833
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.12%), 1.36%, 01/15/31		600	597,609
Elevation CLO Ltd., Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.16%), 1.37%, 10/25/30		400	396,727

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
LCM Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.07%), 1.29%, 01/20/31	USD	600	$598,512
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, (3 mo. LIBOR US + 1.17%), 1.39%, 10/18/30		550	547,749
Palmer Square Loan Funding Ltd., Series 2019-2A, Class A2, 1.82%, 04/20/27		1,000	985,834
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.22%), 6.44%, 11/14/29		600	579,925
Rockford Tower CLO Ltd.
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 5.64%, 04/15/29		400	362,727
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 1.41%, 10/20/30		400	399,958
RR Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 1.33%, 01/15/30		400	398,050
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.12%), 1.36%, 07/15/30		398	394,863
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.25%), 1.49%, 10/15/30		400	397,146
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 1.38%, 01/16/31		400	398,613
TICP CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.28%), 1.50%, 04/20/33		1,750	1,750,952
Voya CLO Ltd., Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 1.37%, 10/15/30		400	399,203
York CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.15%), 1.37%, 01/22/31		600	597,627

			12,882,323

Total Asset-Backed Securities — 4.6% (Cost: $37,266,587)			37,368,196

		Shares

Common Stocks

Canada — 0.0%
Largo Resources Ltd.(d)		10,127	10,979

France — 0.2%
Arkema SA		1,124	128,610
EssilorLuxottica SA		836	130,278
LVMH Moet Hennessy Louis Vuitton SE		247	154,622
Safran SA(d)		1,058	149,954
Sanofi		1,069	103,611
Societe Generale SA(d)		26,963	560,523
Total SA		3,309	142,824

			1,370,422

Germany — 0.1%
adidas AG(d)		402	146,250
Allianz SE, Registered Shares		1,710	420,101
Deutsche Telekom AG, Registered Shares		6,413	117,054
Siemens AG, Registered Shares		802	115,525
Siemens Energy AG(d)		401	14,696

			813,626

Security	Shares	Value

Ireland — 0.1%
Flutter Entertainment PLC(d)	2,510	$519,220

Italy — 0.0%
UniCredit SpA(d)	14,664	137,393

Netherlands — 0.1%
Adyen NV(b)(d)	70	162,648
Akzo Nobel NV	1,194	128,157
ASML Holding NV	287	138,959
ING Groep NV(d)	34,165	317,661
ING Groep NV, ADR(d)	4,000	37,760
Koninklijke Philips NV(d)	2,137	115,115
NXP Semiconductors NV	1,007	160,123

		1,060,423

Sweden — 0.0%
Volvo AB, B Shares(d)	21,140	500,449

Switzerland — 0.0%
Roche Holding AG	307	106,928

Taiwan — 0.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13	1,417

United Kingdom(d) — 0.1%
Barclays PLC	264,236	530,082
Capri Holdings Ltd.	6,447	270,774

		800,856

United States — 1.4%
Alaska Air Group, Inc.(d)	3,040	155,047
Amgen, Inc.	409	94,037
Analog Devices, Inc.	204	30,137
Annaly Capital Management, Inc.	8,013	67,710
Apple, Inc.	2,496	331,194
Applied Materials, Inc.	1,149	99,159
Aptiv PLC(d)	1,413	184,100
Bank of America Corp.	19,275	584,225
BJ’s Wholesale Club Holdings, Inc.(d)	4,666	173,948
Broadcom, Inc.	473	207,103
Charter Communications, Inc., Class A(d)	100	66,155
Citigroup, Inc.	4,500	277,470
ConocoPhillips	5,800	231,942
Delta Air Lines, Inc.(d)	2,996	120,469
Devon Energy Corp.	9,859	155,871
Freeport-McMoRan, Inc.(d)	15,234	396,389
Goldman Sachs Group, Inc.	2,654	699,886
Health Care Select Sector SPDR Fund	5,600	635,264
Hilton Worldwide Holdings, Inc.(d)	3,500	389,410
Home Depot, Inc.	1,337	355,134
Intuitive Surgical, Inc.(d)	83	67,902
Johnson & Johnson	3,749	590,018
JPMorgan Chase & Co.	1,400	177,898
Marathon Oil Corp.	8,200	54,694
McDonald’s Corp.	590	126,602
Microchip Technology, Inc.	417	57,592
Micron Technology, Inc.(d)	1,392	104,651
NVIDIA Corp.	469	244,912
PayPal Holdings, Inc.(d)	1,602	375,188
Penn National Gaming, Inc.(d)	4,649	401,534
Pioneer Natural Resources Co.	2,000	227,780
Quest Diagnostics, Inc.	1,591	189,599
Raytheon Technologies Corp.	1,398	99,971

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Simply Good Foods Co.(d)		4,049	$126,977
Southwest Airlines Co.(d)		5,938	276,770
SPDR EURO STOXX 50 ETF		2,700	112,644
Texas Instruments, Inc.		261	42,838
Toll Brothers, Inc.		9,385	407,966
U.S. Bancorp		10,600	493,854
Union Pacific Corp.		600	124,932
United Parcel Service, Inc., Class B		1,600	269,440
United States Steel Corp.		12,376	207,546
VanEck Vectors Gold Miners ETF		1,502	54,102
Visa, Inc., Class A		1,300	284,349
Walmart, Inc.		3,267	470,938
Walt Disney Co.(d)		472	85,517
Western Digital Corp.(d)		4,535	251,194
Wynn Resorts Ltd.(d)		2,397	270,453
Xilinx, Inc.		303	42,956

			11,495,467

Total Common Stocks — 2.0% (Cost: $14,617,204)			16,817,180

		Par (000)

Corporate Bonds

Argentina — 0.2%
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(b)	USD	518	319,703
Genneia SA, 8.75%, 01/20/22(b)		60	54,328
Stoneway Capital Corp.(d)(e)
10.00%, 03/01/27		554	218,109
10.00%, 03/01/27(b)		546	215,318
YPF SA
8.75%, 04/04/24(b)		117	103,106
8.50%, 07/28/25		213	163,944
7.00%, 12/15/47(b)		620	429,350

			1,503,858

Australia — 0.0%
FMG Resources August 2006 Pty Ltd.(b)
4.75%, 05/15/22		27	27,777
5.13%, 03/15/23		21	22,181
5.13%, 05/15/24		38	41,230
4.50%, 09/15/27		9	9,999
Telstra Corp. Ltd., 3.50%, 09/21/22	EUR	100	129,972

			231,159

Austria — 0.1%
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 0.38%, 09/03/27		400	483,189
Erste Group Bank AG, (5 year EURIBOR ICE Swap Rate + 2.10%), 1.63%, 09/08/31(a)		100	127,348

			610,537

Bahamas — 0.0%
Intercorp Peru Ltd., 3.88%, 08/15/29(b)	USD	200	207,250

Security		Par (000)		Value

Belgium — 0.2%
Anheuser-Busch InBev SA/NV, 3.70%, 04/02/40	EUR	230		$396,725
KBC Group NV, 1.13%, 01/25/24		700		886,322

				1,283,047

Bermuda — 0.2%
Credicorp Ltd., 2.75%, 06/17/25(b)	USD	200		208,250
Digicel Group 0.5 Ltd., (8.00% Cash or 3.00% PIK), 8.00%, 04/01/25(b)(f)		132
				69,575
Ooredoo International Finance Ltd., 5.00%, 10/19/25		200		233,438
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)		1,175		1,310,865

				1,822,128

Brazil — 1.0%
Azul Investments LLP, 5.88%, 10/26/24(b)		282		263,053
Banco do Brasil SA, 5.88%, 01/26/22(b)		339		354,679
Banco Votorantim SA, 4.00%, 09/24/22(b)		288		297,900
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		452		504,121
BRF GmbH, 4.35%, 09/29/26(b)		549		578,509
BRF SA, 5.75%, 09/21/50(b)		495		549,295
Centrais Eletricas Brasileiras SA(b)
3.63%, 02/04/25		359		371,902
4.63%, 02/04/30		200		213,750
Embraer Netherlands Finance BV, 5.40%, 02/01/27		161		170,761
Gol Finance SA, 7.00%, 01/31/25(b)		650		582,766
Itau Unibanco Holding SA, 5.13%, 05/13/23(b)		200		213,437
Itau Unibanco Holding SA/Cayman Island(b)
2.90%, 01/24/23		455		465,806
3.25%, 01/24/25		455		475,998
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/30(b)		18		20,678
Odebrecht Offshore Drilling Finance Ltd., (7.72% PIK), 7.72%, 12/01/26(b)(f)		—	(g)	11
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(f)		168		178,867
Petrobras Global Finance BV
5.30%, 01/27/25		350		395,281
7.38%, 01/17/27		100		124,000
6.00%, 01/27/28		65		76,050
5.09%, 01/15/30		541		603,215
5.60%, 01/03/31		28		32,060
6.75%, 06/03/50		283		350,478
Rumo Luxembourg Sarl, 5.88%, 01/18/25(b)		448		473,900
Suzano Austria GmbH, 3.75%, 01/15/31		393		416,580
Vale Overseas Ltd., 3.75%, 07/08/30		545		605,461

				8,318,558

Canada — 0.3%
1011778 BC ULC/New Red Finance, Inc.(b)
5.75%, 04/15/25		7		7,490
3.88%, 01/15/28		11		11,173
4.38%, 01/15/28		30		30,900
Bausch Health Cos., Inc.(b)
6.13%, 04/15/25		116		119,557
7.00%, 01/15/28		110		120,912
7.25%, 05/30/29		54		60,702
Clarios Global LP, 6.75%, 05/15/25(b)		7		7,543
GFL Environmental, Inc., 5.13%, 12/15/26(b)		11		11,701
Mattamy Group Corp.(b)
5.25%, 12/15/27		27		28,552

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
Mattamy Group Corp.(b) (continued)
4.63%, 03/01/30	USD	25	$26,500
MEGlobal Canada ULC(b)
5.00%, 05/18/25		520	583,700
5.88%, 05/18/30		505	628,725
Teck Resources Ltd., 6.13%, 10/01/35		30	38,685
Toronto-Dominion Bank, 0.38%, 04/25/24	EUR	670	830,796

			2,506,936

Cayman Islands — 0.4%
DP World Crescent Ltd., 3.91%, 05/31/23	USD	722	761,484
Embraer Overseas Ltd., 5.70%, 09/16/23		227	240,691
Grupo Aval Ltd., 4.75%, 09/26/22		200	209,437
Latam Finance Ltd.(d)(e)
6.88%, 04/11/24		200	100,500
6.88%, 04/11/24(b)		200	100,500
MAF Global Securities Ltd.
4.75%, 05/07/24		202	220,685
(5 year USD Swap + 3.48%), 5.50%(a)(h)		862	882,742
Melco Resorts Finance Ltd., 4.88%, 06/06/25		200	205,688
Sable International Finance Ltd., 5.75%, 09/07/27		234	249,210
Vale Overseas Ltd., 6.25%, 08/10/26		205	254,072

			3,225,009

Chile — 0.5%
Celulosa Arauco y Constitucion SA, 4.25%, 04/30/29(b)		200	225,750
Colbun SA, 3.15%, 03/06/30(b)		200	215,687
Corp. Nacional del Cobre de Chile, 3.75%, 01/15/31(b)		200	227,250
Embotelladora Andina SA, 3.95%, 01/21/50(b)		636	716,494
Empresa de los Ferrocarriles del Estado, 3.07%, 08/18/50(b)		200	193,375
Empresa de Transporte de Pasajeros Metro SA(b)
3.65%, 05/07/30		200	224,500
4.70%, 05/07/50		217	272,743
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26(b)		462	516,718
Empresa Nacional del Petroleo, 4.50%, 09/14/47		250	277,266
GNL Quintero SA, 4.63%, 07/31/29		200	221,812
Inversiones CMPC SA/Cayman Islands Branch, 4.38%, 05/15/23(b)		257	273,352
Kenbourne Invest SA, 6.88%, 11/26/24(b)		362	392,431

			3,757,378

China — 0.1%
Alibaba Group Holding Ltd., 3.40%, 12/06/27		259	289,580
Baidu, Inc., 4.38%, 05/14/24		200	219,539
Tencent Holdings Ltd., 3.60%, 01/19/28(b)		331	364,706

			873,825

Colombia — 0.5%
Ecopetrol SA
5.38%, 06/26/26		361	415,037
6.88%, 04/29/30		738	946,669
5.88%, 05/28/45		54	65,104
Empresas Publicas de Medellin ESP(b)
4.25%, 07/18/29		432	462,375
4.38%, 02/15/31		258	277,350

Security		Par (000)	Value

Colombia (continued)
Grupo Aval Ltd., 4.38%, 02/04/30(b)	USD	1,417	$1,506,891
Oleoducto Central SA, 4.00%, 07/14/27(b)		394	427,244

			4,100,670

Denmark — 0.1%
Danske Bank A/S, 5.38%, 01/12/24(b)		483	544,901
Orsted A/S, 2.13%, 05/17/27	GBP	200	297,275

			842,176

Finland — 0.1%
OP Corporate Bank PLC
0.50%, 08/12/25	EUR	250	313,160
0.60%, 01/18/27		130	162,506
Stora Enso OYJ, 0.63%, 12/02/30		150	186,291

			661,957

France — 1.3%
Air Liquide Finance SA, 1.38%, 04/02/30		100	137,724
Altice France SA
2.50%, 01/15/25		100	119,659
2.13%, 02/15/25		100	117,608
5.88%, 02/01/27		200	259,931
Banque Federative du Credit Mutuel SA
0.13%, 02/05/24		300	370,484
1.25%, 12/05/25	GBP	200	283,362
BNP Paribas SA
0.75%, 11/11/22	EUR	480	598,017
1.50%, 05/25/28		100	135,100
(3 mo. LIBOR US + 1.11%), 2.82%, 11/19/25(a)(b)	USD	200	213,185
(5 year EUR Swap + 1.20%), 1.13%, 01/15/32(a)	EUR	100	123,874
BPCE SA
0.63%, 04/28/25		200	251,644
2.70%, 10/01/29(b)	USD	500	537,570
Credit Agricole Assurances SA, (5 year EURIBOR ICE Swap Rate + 2.65%), 2.63%, 01/29/48(a)	EUR	300	395,815
Credit Agricole SA
1.25%, 04/14/26		100	130,821
(3 mo. EURIBOR + 1.25%), 1.00%, 04/22/26(a)		100	127,013
Dassault Systemes SE, 0.01%, 09/16/22		100	122,690
Engie SA
2.63%, 07/20/22		35	44,623
0.01%, 03/04/27		100	122,187
2.13%, 03/30/32		100	146,514
Getlink SE, 3.50%, 10/30/25		100	125,933
Icade Sante SAS, 1.38%, 09/17/30		100	130,616
JCDecaux SA, 2.00%, 10/24/24		200	258,662
Kering SA, 0.75%, 05/13/28		100	128,458
Loxam SAS, 3.75%, 07/15/26		200	247,445
LVMH Moet Hennessy Louis Vuitton SE, 0.13%, 02/28/23		100	123,106
Orange SA
0.01%, 09/04/26		100	122,691
(5 year EUR Swap + 2.36%), 2.38%(a)(h)		600	771,472
Orano SA, 2.75%, 03/08/28		200	256,229
Pernod Ricard SA
0.01%, 10/24/23		1,200	1,471,096
0.50%, 10/24/27		100	126,608
Picard Groupe SAS, (3 mo. EURIBOR + 3.00%), 3.00%, 11/30/23(a)		200	243,719
Rubis Terminal Infra SAS, 5.63%, 05/15/25		150	195,232

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
Schneider Electric SE
0.01%, 06/12/23	EUR	200	$245,774
0.25%, 09/09/24		200	248,542
Societe Generale SA, 0.01%, 05/27/22		400	490,739
Suez SA, (5 year EURIBOR ICE Swap Rate + 2.15%), 1.63%(a)(h)		100	121,340
Thales SA, 0.25%, 01/29/27		400	492,299
Total Capital International SA, 0.25%, 07/12/23		100	123,878
Veolia Environnement SA
0.89%, 01/14/24		200	251,434
0.66%, 01/15/31		200	253,111

			10,666,205

Germany — 0.9%
ADLER Group SA, 3.25%, 08/05/25		100	127,162
ADLER Real Estate AG, 3.00%, 04/27/26		100	128,444
Allianz Finance II BV, 3.50%, 02/14/22		100	127,481
Amphenol Technologies Holding GmbH, 0.75%, 05/04/26		150	189,460
BASF SE
0.25%, 06/05/27		200	249,556
Series 10Y, 2.00%, 12/05/22		995	1,267,932
Bayer AG, 1.38%, 07/06/32		200	260,487
Cheplapharm Arzneimittel GmbH
3.50%, 02/11/27		200	244,941
4.38%, 01/15/28		200	250,204
Covestro AG, 0.88%, 02/03/26		60	76,202
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24		200	237,828
E.ON SE, 0.38%, 09/29/27		75	94,126
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(f)		200	248,873
KION Group AG, 1.63%, 09/24/25		200	252,011
LEG Immobilien AG, 0.88%, 11/28/27		100	127,596
Merck Financial Services GmbH
0.01%, 12/15/23		200	245,509
0.13%, 07/16/25		100	123,831
Nidda BondCo GmbH, 5.00%, 09/30/25		100	123,372
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		100	121,969
Schaeffler AG
1.88%, 03/26/24		10	12,586
3.38%, 10/12/28		100	134,381
Siemens Financieringsmaatschappij NV, 1.25%, 02/28/31		105	144,663
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		200	255,960
thyssenkrupp AG
1.88%, 03/06/23		200	243,860
2.88%, 02/22/24		200	245,613
Vertical Midco GmbH
4.38%, 07/15/27		200	257,096
(3 mo. EURIBOR + 4.75%), 4.75%, 07/15/27(a)		200	247,323
Volkswagen Financial Services NV, 1.63%, 11/30/22	GBP	200	278,680
Volkswagen Leasing GmbH
1.00%, 02/16/23	EUR	100	124,682
2.63%, 01/15/24		225	295,489

Security		Par (000)	Value

Germany (continued)
ZF Finance GmbH
3.00%, 09/21/25	EUR	100	$126,135
3.75%, 09/21/28		200	262,044

			7,125,496

Guatemala — 0.1%
Central American Bottling Corp., 5.75%, 01/31/27(b)	USD	706	747,919

India — 0.0%
Muthoot Finance Ltd., 6.13%, 10/31/22(b)		200	209,250

Indonesia — 0.1%
Pertamina Persero PT, 3.65%, 07/30/29		500	557,500

Ireland — 0.1%
Atlas Copco Finance DAC, 0.13%, 09/03/29	EUR	275	338,584
ESB Finance DAC, 1.13%, 06/11/30		105	139,215
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	100	139,485

			617,284

Isle of Man — 0.0%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	USD	204	218,280

Israel — 0.1%
Leviathan Bond Ltd., 5.75%, 06/30/23(b)		660	702,557

Italy — 0.3%
Autostrade per l’Italia SpA, 2.00%, 12/04/28	EUR	100	122,470
Centurion Bidco SpA, 5.88%, 09/30/26		100	125,678
Diocle SpA, (3 mo. EURIBOR + 3.88%), 3.88%, 06/30/26(a)		180	218,154
Enel Finance International NV, 0.01%, 06/17/24		700	858,996
International Game Technology PLC, 4.75%, 02/15/23		200	255,325
Intesa Sanpaolo SpA
0.75%, 12/04/24		100	125,206
(5 year EUR Swap + 6.09%), 5.88%(a)(h)		300	410,474
Rossini Sarl, 6.75%, 10/30/25		200	260,212
Sisal Group SpA, 7.00%, 07/31/23		69	84,828

			2,461,343

Japan — 0.4%
Asahi Group Holdings Ltd., 0.16%, 10/23/24		200	245,742
Mitsubishi UFJ Financial Group, Inc.
3.74%, 03/07/29	USD	23	26,962
3.20%, 07/18/29		200	225,373
Mizuho Financial Group, Inc.(a)
(3 mo. LIBOR US + 1.10%), 2.56%, 09/13/25		335	353,867
(3 mo. LIBOR US + 1.27%), 1.98%, 09/08/31		200	203,554
Nissan Motor Co. Ltd.
3.20%, 09/17/28	EUR	200	264,859
4.81%, 09/17/30(b)	USD	619	697,004
SoftBank Group Corp., 4.75%, 07/30/25	EUR	300	398,856
Sumitomo Mitsui Financial Group, Inc., 3.04%, 07/16/29	USD	200	221,704
Takeda Pharmaceutical Co. Ltd.
2.05%, 03/31/30		200	204,718
3.00%, 11/21/30	EUR	265	398,344

			3,240,983

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Jersey — 0.1%
Heathrow Funding Ltd., 1.50%, 10/12/25	EUR	310	$396,085
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(f)		200	248,606

			644,691

Kazakhstan — 0.0%
KazMunayGas National Co. JSC, 3.50%, 04/14/33(b)	USD	260	282,750

Lithuania — 0.1%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)		502	432,975

Luxembourg — 0.5%
ADLER Group SA, 2.75%, 11/13/26	EUR	100	125,066
Altice Financing SA
2.25%, 01/15/25		100	117,767
5.00%, 01/15/28(b)	USD	600	614,781
DH Europe Finance II Sarl, 0.20%, 03/18/26	EUR	140	172,548
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25	GBP	100	140,445
GOL Equity Finance SA, 3.75%, 07/15/24(b)	USD	282	244,662
Holcim Finance Luxembourg SA, 0.50%, 04/23/31	EUR	140	171,566
Medtronic Global Holdings SCA, 1.38%, 10/15/40		100	133,002
MHP Lux SA, 6.25%, 09/19/29	USD	200	204,063
Millicom International Cellular SA(b)
6.63%, 10/15/26		409	439,419
4.50%, 04/27/31		765	824,527
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	126,459
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(b)	USD	21	21,551
SES SA, 2.00%, 07/02/28	EUR	200	262,794
Summer BC Holdco B Sarl, 5.75%, 10/31/26		200	257,341

			3,855,991

Malaysia — 0.1%
Petronas Capital Ltd., 3.50%, 04/21/30(b)	USD	665	766,256

Mauritius(b) — 0.1%
HTA Group Ltd., 7.00%, 12/18/25		605	650,753
India Green Energy Holdings, 5.38%, 04/29/24		440	462,550

			1,113,303

Mexico — 1.9%
Alfa SAB de CV, 6.88%, 03/25/44(b)		300	398,719
Alpha Holding SA de CV, 9.00%, 02/10/25(b)		308	226,572
America Movil SAB de CV, 2.88%, 05/07/30		588	638,392
Axtel SAB de CV, 6.38%, 11/14/24(b)		507	528,389
Banco Mercantil del Norte SA, (5 year CMT + 5.04%), 6.88%(a)(b)(h)		200	210,375
Cemex SAB de C.V.
3.13%, 03/19/26	EUR	200	250,820
5.20%, 09/17/30(b)	USD	630	688,275
Cydsa SAB de CV, 6.25%, 10/04/27(b)		820	863,050
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		270	284,091
Industrias Penoles SAB de CV, 4.75%, 08/06/50(b)		200	231,500
Kimberly-Clark de Mexico SAB de CV, 2.43%, 07/01/31(b)		530	547,225
Petroleos Mexicanos
6.84%, 01/23/30		194	201,954
5.95%, 01/28/31(i)		200	199,861
6.38%, 01/23/45		1,027	931,296
5.63%, 01/23/46		208	177,905
6.35%, 02/12/48		2,265	2,034,961
7.69%, 01/23/50		1,535	1,547,664
6.95%, 01/28/60		4,383	4,114,103

Security		Par (000)	Value

Mexico (continued)
Trust Fibra Uno(b)
4.87%, 01/15/30	USD	200	$228,125
6.95%, 01/30/44		499	609,872
6.39%, 01/15/50		479	558,035

			15,471,184

Morocco — 0.1%
OCP SA, 4.50%, 10/22/25		447	486,112

MultiNational — 0.1%
Clarios Global LP/Clarios US Finance Co., 4.38%, 05/15/26	EUR	200	253,101
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.(b)
8.75%, 05/25/24	USD	120	126,060
8.00%, 12/31/26		48	39,996
(6.00% Cash and 7.00% PIK), 13.00%, 12/31/25(f)		63	64,312
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(b)		34	39,579
Promigas SA ESP/Gases del Pacifico SAC
3.75%, 10/16/29		250	266,016
3.75%, 10/16/29(b)		200	212,813

			1,001,877

Netherlands — 1.7%
ABN AMRO Bank NV, 0.88%, 01/15/24	EUR	100	126,116
Airbus SE
2.00%, 04/07/28		400	545,736
2.38%, 04/07/32		100	144,509
Allianz Finance II BV, 0.01%, 01/14/25		100	123,664
ASML Holding NV, 1.38%, 07/07/26		220	290,611
BMW Finance NV, 0.01%, 04/14/23		480	588,114
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)	USD	269	300,019
Cooperatieve Rabobank UA
1.38%, 02/03/27	EUR	100	132,637
4.63%, 05/23/29	GBP	255	431,591
Deutsche Telekom International Finance BV
4.25%, 07/13/22	EUR	520	678,919
4.38%, 06/21/28(b)	USD	150	177,089
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b)		440	497,200
Enel Finance International NV, 1.00%, 10/20/27	GBP	210	290,790
Enexis Holding NV, 0.75%, 07/02/31	EUR	100	129,620
Equate Petrochemical BV
4.25%, 11/03/26	USD	342	380,582
4.25%, 11/03/26(b)		200	222,562
Iberdrola International BV, Series NC5, (5 year EUR Swap + 2.32%), 1.87%(a)(h)	EUR	400	502,709
ING Bank NV, (3 mo. EURIBOR + 0.40%), 0.09%, 04/08/22(a)		500	614,458
ING Groep NV
1.00%, 09/20/23		200	252,149
(1 year CMT + 1.10%), 1.40%, 07/01/26(a)(b)	USD	660	671,092
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	124,580
NXP BV/NXP Funding LLC/NXP USA, Inc.(b)
2.70%, 05/01/25	USD	30	32,289
3.88%, 06/18/26		11	12,596
4.30%, 06/18/29		136	162,088
OCI NV, 3.63%, 10/15/25	EUR	200	253,492
PPF Telecom Group BV, 3.25%, 09/29/27		100	131,022
Redexis Gas Finance BV
1.88%, 05/28/25		200	259,950
1.88%, 04/27/27		300	397,764

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
RELX Finance BV, 0.50%, 03/10/28	EUR	100	$124,486
Shell International Finance BV
0.13%, 11/08/27		100	123,640
1.25%, 05/12/28		100	133,117
2.38%, 11/07/29	USD	92	99,044
3.63%, 08/21/42		4	4,667
Siemens Financieringsmaatschappij NV
0.88%, 06/05/23	GBP	500	692,831
1.00%, 02/20/25		200	280,859
Telefonica Europe BV, (6 year EUR Swap + 4.11%), 4.38%(a)(h)	EUR	1,100	1,458,034
Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 03/01/25		100	126,135
Trivium Packaging Finance BV, 3.75%, 08/15/26		100	125,463
United Group BV
4.88%, 07/01/24		200	249,217
4.00%, 11/15/27		100	121,891
Upjohn Finance BV, 1.02%, 06/23/24		390	490,694
VEON Holdings BV(b)
4.00%, 04/09/25	USD	200	211,500
3.38%, 11/25/27		765	787,950
Volkswagen Financial Services NV, 1.63%, 02/10/24	GBP	200	280,379
Vonovia Finance BV, 0.75%, 01/25/22	EUR	200	246,851
Ziggo BV, 4.25%, 01/15/27		80	102,071

			14,132,777

Norway — 0.1%
Adevinta ASA, 3.00%, 11/15/27		200	252,491
Equinor ASA, 1.38%, 05/22/32		130	177,186
Telenor ASA, 0.01%, 09/25/23		160	196,603

			626,280

Panama — 0.2%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(b)	USD	400	431,875
Banco Nacional de Panama, 2.50%, 08/11/30(b)		493	493,000
Banistmo SA, 3.65%, 09/19/22		200	205,000
ENA Master Trust, 4.00%, 05/19/48(b)		314	337,844

			1,467,719

Peru — 0.2%
Banco de Credito del Peru, (5 year CMT + 3.00%), 3.13%, 07/01/30(a)(b)		833	855,907
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)		181	191,521
Inkia Energy Ltd., 5.88%, 11/09/27		200	215,125
Nexa Resources SA, 5.38%, 05/04/27(b)		200	222,625
Orazul Energy Egenor SCA, 5.63%, 04/28/27(b)		293	307,925

			1,793,103

Portugal — 0.0%
Transportes Aereos Portugueses SA, 5.63%, 12/02/24(b)	EUR	100	86,152

Saudi Arabia — 0.5%
SABIC Capital II BV, 4.00%, 10/10/23(b)	USD	542	583,327
Saudi Arabian Oil Co.
2.25%, 11/24/30(b)		2,855	2,894,256
4.25%, 04/16/39		200	232,875

Security		Par (000)	Value

Saudi Arabia (continued)
Saudi Arabian Oil Co. (continued) 3.50%, 11/24/70(b)	USD	413	$415,065
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43		200	253,438

			4,378,961

Singapore(b) — 0.1%
Puma International Financing SA
5.13%, 10/06/24		937	929,972
5.00%, 01/24/26		200	191,250

			1,121,222

South Africa — 0.0%
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		200	219,688

South Korea — 0.0%
Hyundai Capital America, 3.10%, 04/05/22(b)		305	313,388

Spain — 0.3%
Amadeus IT Group SA
2.88%, 05/20/27	EUR	300	411,563
1.88%, 09/24/28		100	129,928
Banco de Sabadell SA
0.88%, 07/22/25		100	124,773
(1 year EUR Swap + 1.55%), 1.13%, 03/11/27(a)		200	252,370
Banco Santander SA
2.71%, 06/27/24	USD	200	213,555
3.31%, 06/27/29		200	225,074
ContourGlobal Power Holdings SA
3.38%, 08/01/23	EUR	200	247,995
4.13%, 08/01/25		100	124,928
El Corte Ingles SA, 3.00%, 03/15/24		200	246,476
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(a)(h)		200	241,276
Lorca Telecom Bondco SAU, 4.00%, 09/18/27		200	256,840
Telefonica Emisiones SA, 1.45%, 01/22/27		100	131,686

			2,606,464

Sweden — 0.2%
Heimstaden Bostad AB, (5 year EUR Swap + 3.91%), 3.38%(a)(h)		100	126,817
Intrum AB, 4.88%, 08/15/25		100	126,135
Skandinaviska Enskilda Banken AB, 0.38%, 02/11/27		425	527,872
Verisure Holding AB
3.50%, 05/15/23		100	123,545
3.88%, 07/15/26		100	124,914
Verisure Midholding AB, 5.75%, 12/01/23		100	123,448
Volvo Treasury AB, (3 mo. EURIBOR + 0.65%), 0.10%, 09/13/21(a)		200	244,762

			1,397,493

Switzerland — 0.3%
Credit Suisse Group AG(a)
(1 year EURIBOR ICE Swap Rate + 1.05%), 1.00%, 06/24/27		325	413,177
(Secured Overnight Financing Rate + 1.56%), 2.59%, 09/11/25(b)	USD	480	505,091
Credit Suisse Group Funding Guernsey Ltd., 1.25%, 04/14/22	EUR	195	242,536
Sika Capital BV, 0.88%, 04/29/27		380	489,189

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Switzerland (continued)
UBS AG, (5 year EUR Swap + 3.40%), 4.75%, 02/12/26(a)	EUR	235	$288,231
UBS Group AG, (1 year EUR Swap + 0.55%), 0.25%, 01/29/26(a)		565	695,195

			2,633,419

United Arab Emirates — 0.2%
DP World Ltd., 6.85%, 07/02/37	USD	400	547,875
MAF Sukuk Ltd., 4.64%, 05/14/29		220	247,225
MDGH - GMTN BV(b)
2.50%, 11/07/24		575	606,625
2.88%, 11/07/29		400	431,375

			1,833,100

United Kingdom — 1.1%
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	200	272,373
Barclays PLC
4.38%, 01/12/26	USD	242	278,928
(5 year EUR Swap + 1.90%), 2.00%, 02/07/28(a)	EUR	200	249,644
(5 year UK Government Bond + 1.75%), 1.70%, 11/03/26(a)	GBP	200	282,334
(5 year USD Swap + 6.77%), 7.88%(a)(h)	USD	200	209,500
BAT International Finance PLC
1.67%, 03/25/26		878	898,737
4.00%, 09/04/26	GBP	100	157,076
1.25%, 03/13/27	EUR	140	177,649
2.25%, 01/16/30		315	422,113
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	88	122,639
Chanel Ceres PLC, 0.50%, 07/31/26	EUR	170	210,436
CPUK Finance Ltd., 4.25%, 08/28/22	GBP	200	274,169
eG Global Finance PLC
3.63%, 02/07/24	EUR	100	119,722
4.38%, 02/07/25		100	119,966
6.25%, 10/30/25		100	125,451
Fresnillo PLC, 4.25%, 10/02/50(b)	USD	875	958,125
Heathrow Finance PLC, 4.38%, 03/01/27	GBP	200	272,981
HSBC Holdings PLC, (3 mo. LIBOR US + 1.53%), 4.58%, 06/19/29(a)	USD	251	296,946
INEOS Finance PLC, 3.38%, 03/31/26	EUR	100	125,860
Informa PLC
2.13%, 10/06/25		250	321,605
1.25%, 04/22/28		295	361,216
InterContinental Hotels Group PLC, 3.38%, 10/08/28	GBP	100	150,240
Ladbrokes Group Finance PLC, 5.13%, 09/16/22		100	141,810
National Grid Electricity Transmission PLC, 0.19%, 01/20/25	EUR	100	123,497
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	200	278,423
Premier Foods Finance PLC, 6.25%, 10/15/23		200	281,705
RELX Capital, Inc., 3.50%, 03/16/23	USD	437	464,781
Rolls-Royce PLC
4.63%, 02/16/26	EUR	100	131,938
1.63%, 05/09/28		100	113,659
Santander UK Group Holdings PLC, (3 mo. LIBOR US + 1.57%), 4.80%, 11/15/24(a)	USD	289	321,470
Standard Chartered PLC, (3 mo. LIBOR US + 1.20%), 2.74%, 09/10/22(a)(b)		270	273,835
Synthomer PLC, 3.88%, 07/01/25	EUR	100	127,895
Virgin Media Finance PLC, 5.00%, 07/15/30(b)	USD	200	207,500

Security		Par (000)	Value

United Kingdom (continued)
Virgin Media Secured Finance PLC, 5.50%, 08/15/26(b)	USD	200	$207,750
Vmed O2 UK Financing I PLC, 3.25%, 01/31/31	EUR	200	250,681

			9,332,654

United States — 13.5%
AbbVie, Inc. , 1.38%, 05/17/24		100	127,516
AbbVie, Inc., 1.25%, 06/01/24		100	126,969
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(b)	USD	30	32,222
Activision Blizzard, Inc., 1.35%, 09/15/30		237	232,667
ADT Security Corp., 4.88%, 07/15/32(b)		32	34,680
AEP Texas, Inc., Series G, 4.15%, 05/01/49		27	33,382
AEP Transmission Co. LLC, 3.75%, 12/01/47		85	103,591
Alabama Power Co., 6.00%, 03/01/39		5	7,439
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, 03/15/29(b)		29	29,344
Altria Group, Inc.
4.00%, 01/31/24		476	522,629
3.80%, 02/14/24		1,022	1,116,010
1.70%, 06/15/25	EUR	220	284,388
4.40%, 02/14/26	USD	185	214,798
2.20%, 06/15/27	EUR	210	279,770
Ameren Illinois Co.
3.80%, 05/15/28	USD	100	116,560
3.70%, 12/01/47		32	39,234
3.25%, 03/15/50		81	94,662
American Airlines Pass Through Trust, Series 2019-1, Class B, 3.85%, 02/15/28		89	75,112
American Airlines Pass-Through Trust
Series 2015-2, Class AA, 3.60%, 03/22/29		10	10,069
Series 2015-2, Class B, 4.40%, 09/22/23		81	61,411
Series 2016-1, Class B, 5.25%, 01/15/24		6	5,254
Series 2016-2, Class AA, 3.20%, 06/15/28		39	37,888
Series 2016-2, Class B, 4.38%, 06/15/24(b)		64	48,216
Series 2016-3, Class AA, 3.00%, 10/15/28		61	59,528
Series 2016-3, Class B, 3.75%, 10/15/25		132	99,359
Series 2017-1, Class AA, 3.65%, 02/15/29		34	34,249
Series 2017-1, Class B, 4.95%, 02/15/25		17	14,722
Series 2019-1, Class AA, 3.15%, 02/15/32		82	80,397
American Builders & Contractors Supply Co., Inc.(b)
5.88%, 05/15/26		25	25,906
4.00%, 01/15/28		35	36,225
American Tower Corp.
4.00%, 06/01/25		53	59,858
1.30%, 09/15/25		179	182,773
1.95%, 05/22/26	EUR	235	312,702
3.95%, 03/15/29	USD	10	11,638
Analog Devices, Inc., 5.30%, 12/15/45		5	6,986
Apple, Inc., 1.00%, 11/10/22	EUR	125	156,441
Applied Materials, Inc., 1.75%, 06/01/30	USD	326	338,309
Aramark Services, Inc.
4.75%, 06/01/26		50	51,472
5.00%, 02/01/28(b)		114	120,127
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/25(b)		677	714,235
2.13%, 08/15/26	EUR	200	244,574
4.75%, 07/15/27	GBP	200	283,416
AT&T, Inc.
0.00%, 11/27/22(b)(i)(j)	USD	1,000	991,575
4.35%, 03/01/29		444	529,542

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
AT&T, Inc. (continued)
4.38%, 09/14/29	GBP	100	$169,442
2.75%, 06/01/31	USD	199	212,656
2.25%, 02/01/32		70	71,009
2.60%, 05/19/38	EUR	100	144,749
3.80%, 12/01/57(b)	USD	183	191,223
Autodesk, Inc.
4.38%, 06/15/25		210	240,158
2.85%, 01/15/30		200	222,081
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	124,354
B&G Foods Inc., 5.25%, 09/15/27	USD	7	7,442
Ball Corp., 2.88%, 08/15/30		18	17,955
Bank of America Corp.
5.88%, 01/05/21		50	50,000
2.38%, 06/19/24	EUR	100	132,349
4.45%, 03/03/26	USD	152	177,164
(3 mo. EURIBOR + 0.94%), 0.65%, 10/26/31(a)	EUR	100	125,011
(3 mo. LIBOR US + 0.37%), 2.74%, 01/23/22(a)	USD	65	65,079
(3 mo. LIBOR US + 0.64%), 2.02%, 02/13/26(a)		111	116,333
(3 mo. LIBOR US + 0.81%), 3.37%, 01/23/26(a)		95	104,586
(3 mo. LIBOR US + 0.87%), 2.46%, 10/22/25(a)		805	858,153
(3 mo. LIBOR US + 1.04%), 3.42%, 12/20/28(a)		114	128,768
(3 mo. LIBOR US + 1.06%), 3.56%, 04/23/27(a)		909	1,026,360
(3 mo. LIBOR US + 1.09%), 3.09%, 10/01/25(a)		253	273,877
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(a)		1,442	1,717,055
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(a)		92	104,514
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(a)		60	68,308
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(a)		1,008	1,157,778
(Secured Overnight Financing Rate + 1.15%), 1.32%, 06/19/26(a)		661	675,100
Series L, 3.95%, 04/21/25		131	147,675
BAT Capital Corp.
4.91%, 04/02/30		186	224,631
4.76%, 09/06/49		150	173,904
Bausch Health Americas, Inc.(b)
9.25%, 04/01/26		113	125,995
8.50%, 01/31/27		61	67,842
Bausch Health Cos., Inc.(b)
9.00%, 12/15/25		114	125,850
5.75%, 08/15/27		7	7,508
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		50	51,187
Becton Dickinson & Co., 1.40%, 05/24/23	EUR	495	623,661
Becton Dickinson Euro Finance Sarl
0.17%, 06/04/21		230	281,222
0.63%, 06/04/23		200	247,778
Berry Global, Inc.
1.00%, 01/15/25		100	123,081
4.50%, 02/15/26(b)	USD	21	21,473
4.88%, 07/15/26(b)		68	73,045
5.63%, 07/15/27(b)		21	22,582
Boxer Parent Co., Inc., 6.50%, 10/02/25	EUR	200	257,954
BP Capital Markets America, Inc.
3.80%, 09/21/25	USD	85	96,386
3.41%, 02/11/26		169	189,476
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.13%, 01/15/25		502	542,051
3.88%, 01/15/27		210	235,685
Broadcom, Inc.
2.25%, 11/15/23		509	531,592
4.70%, 04/15/25		42	48,131

Security		Par (000)	Value

United States (continued)
Broadcom, Inc. (continued)
4.25%, 04/15/26	USD	72	$82,457
3.46%, 09/15/26		214	237,445
4.75%, 04/15/29		220	262,399
5.00%, 04/15/30		284	345,234
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(b)		24	23,640
Buckeye Partners LP, 4.15%, 07/01/23		6	6,165
Builders FirstSource, Inc., 6.75%, 06/01/27(b)		11	11,932
Caesars Entertainment, Inc., 6.25%, 07/01/25(b)		906	964,890
Caesars Resort Collection LLC/CRC Finco, Inc.(b)
5.75%, 07/01/25		97	102,779
5.25%, 10/15/25		59	59,625
Calpine Corp.(b)
5.25%, 06/01/26		33	34,138
4.50%, 02/15/28		49	50,960
5.13%, 03/15/28		54	56,806
Cameron LNG LLC(b)
3.30%, 01/15/35		193	217,792
3.70%, 01/15/39		76	85,698
Catalent Pharma Solutions, Inc., 2.38%, 03/01/28	EUR	100	122,426
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
5.75%, 02/15/26	USD	36	37,147
5.50%, 05/01/26		35	36,269
5.13%, 05/01/27		76	80,650
5.38%, 06/01/29		35	38,369
4.75%, 03/01/30		119	128,401
4.50%, 08/15/30		39	41,389
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)		38	39,615
Centene Corp.
4.75%, 01/15/25		32	32,839
5.38%, 08/15/26(b)		27	28,519
4.63%, 12/15/29		172	190,956
CenturyLink, Inc.
5.63%, 04/01/25		21	22,654
5.13%, 12/15/26(b)		127	134,107
4.00%, 02/15/27(b)		72	74,340
Series Y, 7.50%, 04/01/24		33	37,372
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45		89	125,887
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24		355	414,560
5.88%, 03/31/25		231	268,833
5.13%, 06/30/27		77	91,089
Cheniere Energy Partners LP
4.50%, 10/01/29		57	60,293
5.25%, 10/01/25		22	22,578
Cheniere Energy, Inc., 4.63%, 10/15/28(b)		79	82,950
Churchill Downs, Inc., 4.75%, 01/15/28(b)		6	6,315
Citgo Holding, Inc., 9.25%, 08/01/24(b)		602	553,840
Citigroup, Inc.(a)
(3 mo. LIBOR US + 1.19%), 4.08%, 04/23/29		875	1,026,274
(Secured Overnight Financing Rate + 1.42%), 2.98%, 11/05/30		441	485,679
(Secured Overnight Financing Rate + 2.11%), 2.57%, 06/03/31		210	223,831
Series V, (Secured Overnight Financing Rate + 3.23%), 4.70%(h)		10	10,276

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(b)	USD	36	$38,610
CNX Resources Corp., 7.25%, 03/14/27(b)		31	33,170
Comcast Corp.
3.30%, 02/01/27		196	221,124
1.50%, 02/20/29	GBP	285	408,738
2.65%, 02/01/30	USD	2,152	2,354,251
4.25%, 10/15/30		159	195,784
1.95%, 01/15/31		67	68,805
1.50%, 02/15/31		628	623,751
4.95%, 10/15/58		10	15,183
Consumers Energy Co., 3.80%, 11/15/28		20	23,612
Continental Resources, Inc.
5.00%, 09/15/22		19	19,029
4.38%, 01/15/28		43	44,084
Cox Communications Inc., 3.85%, 02/01/25(b)		555	618,943
Cox Communications, Inc.(b)
3.15%, 08/15/24		750	813,159
3.35%, 09/15/26		30	33,709
COX Communications, Inc., 3.25%, 12/15/22(b)		40	42,132
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		30	31,125
Crown Castle International Corp.
3.80%, 02/15/28		10	11,525
4.30%, 02/15/29		44	52,257
3.10%, 11/15/29		25	27,548
3.30%, 07/01/30		399	446,592
2.25%, 01/15/31		79	81,950
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		52	53,104
CSC Holdings LLC(b)
5.50%, 05/15/26		200	208,000
5.75%, 01/15/30		200	219,250
4.13%, 12/01/30		400	418,240
CSX Corp.
3.80%, 03/01/28		61	71,114
4.25%, 03/15/29		246	298,016
4.30%, 03/01/48		26	33,380
CVS Health Corp.
2.63%, 08/15/24		130	139,304
3.88%, 07/20/25		747	845,985
2.88%, 06/01/26		82	89,999
DaVita, Inc., 4.63%, 06/01/30(b)		1,491	1,582,324
DCP Midstream Operating LP
5.38%, 07/15/25		14	15,383
5.13%, 05/15/29		27	29,946
Dell International LLC/EMC Corp.(b)
4.90%, 10/01/26		98	115,722
6.10%, 07/15/27		91	113,113
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)		41	33,312
Discovery Communications LLC
4.13%, 05/15/29		65	75,876
5.20%, 09/20/47		12	15,586
DISH DBS Corp., 7.75%, 07/01/26		127	142,241
Dow Chemical Co., 9.00%, 04/01/21		80	81,350
DR Horton, Inc., 2.60%, 10/15/25		1,072	1,156,286
Duke Energy Carolinas LLC
3.95%, 11/15/28		6	7,156
2.45%, 02/01/30		724	778,672
3.75%, 06/01/45		34	41,082

Security		Par (000)	Value

United States (continued)
Duke Energy Carolinas LLC (continued) 3.95%, 03/15/48	USD	9	$11,273
Duke Energy Florida LLC
3.80%, 07/15/28		2	2,347
2.50%, 12/01/29		143	156,103
1.75%, 06/15/30		193	197,343
3.40%, 10/01/46		57	65,087
4.20%, 07/15/48		110	141,538
Duke Energy Ohio, Inc.
3.65%, 02/01/29		48	55,610
2.13%, 06/01/30		79	82,739
Duke Energy Progress LLC
4.10%, 05/15/42		145	179,389
4.20%, 08/15/45		12	15,237
3.70%, 10/15/46		7	8,454
Eastern Energy Gas Holdings LLC, 4.80%, 11/01/43		21	26,971
Elanco Animal Health, Inc., 5.90%, 08/28/28		56	66,080
Eli Lilly & Co., 1.70%, 11/01/49	EUR	100	144,140
Encompass Health Corp., 4.50%, 02/01/28	USD	21	21,945
Encore Capital Group, Inc., 4.88%, 10/15/25	EUR	100	127,059
Endeavor Energy Resources LP/EER Finance, Inc.(b)
6.63%, 07/15/25	USD	58	62,060
5.75%, 01/30/28		97	104,634
Energizer Holdings, Inc., 4.38%, 03/31/29(b)		15	15,533
Entergy Arkansas LLC, 3.50%, 04/01/26		62	70,022
Entergy Louisiana LLC, 4.20%, 09/01/48		39	50,789
Equinix, Inc.
1.25%, 07/15/25		66	67,329
1.55%, 03/15/28		50	50,826
ESH Hospitality, Inc., 4.63%, 10/01/27(b)		33	33,825
Expedia Group, Inc., 6.25%, 05/01/25(b)		609	705,892
Exxon Mobil Corp., 1.41%, 06/26/39	EUR	150	192,026
FedEx Corp.
3.20%, 02/01/25	USD	321	352,278
3.25%, 04/01/26		228	254,720
Fidelity National Information Services, Inc.
0.75%, 05/21/23	EUR	230	286,540
2.60%, 05/21/25	GBP	450	669,923
2.95%, 05/21/39	EUR	100	156,351
1.10%, 07/15/24		110	139,610
FirstEnergy Corp.
2.65%, 03/01/30	USD	25	25,079
Series B, 2.25%, 09/01/30		300	290,191
Series C, 7.38%, 11/15/31		134	191,079
FirstEnergy Transmission LLC(b)
4.35%, 01/15/25		1,032	1,125,107
5.45%, 07/15/44		36	45,679
4.55%, 04/01/49		152	177,510
Fiserv, Inc.
2.25%, 07/01/25	GBP	435	638,334
3.50%, 07/01/29	USD	477	544,666
2.65%, 06/01/30		178	192,582
1.63%, 07/01/30	EUR	265	355,726
Florida Power & Light Co., 5.65%, 02/01/37	USD	12	17,088
Ford Motor Co.
9.00%, 04/22/25		176	215,778
9.63%, 04/22/30		51	71,974
Ford Motor Credit Co. LLC
3.25%, 09/15/25	EUR	100	128,188
2.33%, 11/25/25		100	123,857
4.39%, 01/08/26	USD	400	419,872

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Ford Motor Credit Co. LLC (continued)
4.13%, 08/17/27	USD	208	$217,880
5.11%, 05/03/29		247	275,084
General Dynamics Corp., 3.50%, 04/01/27		292	335,916
General Motors Co., 4.20%, 10/01/27		79	89,518
General Motors Financial Co., Inc.
2.90%, 02/26/25		518	553,183
2.75%, 06/20/25		342	365,702
2.35%, 09/03/25	GBP	355	505,036
0.85%, 02/26/26	EUR	100	122,830
5.25%, 03/01/26	USD	241	283,444
Georgia-Pacific LLC, 2.10%, 04/30/27(b)		11	11,613
Gilead Sciences, Inc., 3.65%, 03/01/26		475	538,879
Global Payments, Inc., 2.90%, 05/15/30		205	223,219
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		288	314,271
Goldman Sachs Group, Inc.
3.50%, 01/23/25		285	314,543
3.50%, 04/01/25		1,033	1,147,652
Goodyear Tire & Rubber Co., 5.00%, 05/31/26		21	21,368
Gray Television, Inc.(b)
5.88%, 07/15/26		26	27,268
7.00%, 05/15/27		25	27,375
Harsco Corp., 5.75%, 07/31/27(b)		21	22,208
HCA, Inc.
5.88%, 02/01/29		34	40,918
3.50%, 09/01/30		38	40,378
Herc Holdings, Inc., 5.50%, 07/15/27(b)		15	15,900
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30		62	67,735
Honeywell International, Inc., 1.30%, 02/22/23	EUR	835	1,052,537
Howard Hughes Corp., 5.38%, 08/01/28(b)	USD	25	26,888
Humana, Inc., 4.50%, 04/01/25		192	220,587
Hyundai Capital America, 2.38%, 02/10/23(b)		264	272,497
iHeartCommunications, Inc.
6.38%, 05/01/26		55	58,850
4.75%, 01/15/28(b)		34	34,892
International Business Machines Corp.
0.88%, 01/31/25	EUR	100	127,347
6.50%, 01/15/28	USD	18	24,075
3.50%, 05/15/29		326	377,207
1.95%, 05/15/30		259	266,956
Interpublic Group of Companies, Inc., 4.00%, 03/15/22		2	2,078
IRB Holding Corp., 7.00%, 06/15/25(b)		23	25,128
Iron Mountain, Inc.(b)
4.88%, 09/15/27		26	27,170
5.25%, 03/15/28		21	22,161
5.00%, 07/15/28		535	568,368
5.25%, 07/15/30		420	453,600
Jagged Peak Energy LLC, 5.88%, 05/01/26		7	7,245
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(b)		9	9,608
JBS Investments II GmbH, 7.00%, 01/15/26(b)		200	215,940
JPMorgan Chase & Co.
0.63%, 01/25/24	EUR	1,105	1,378,040
3.20%, 06/15/26	USD	83	92,824
(3 mo. LIBOR US + 1.12%), 4.01%, 04/23/29(a)		613	719,686
(3 mo. LIBOR US + 1.33%), 4.45%, 12/05/29(a)		956	1,166,420
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(a)		601	690,770
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(a)		497	567,118

Security		Par (000)	Value

United States (continued)
JPMorgan Chase & Co. (continued)
(Secured Overnight Financing Rate + 1.59%), 2.01%, 03/13/26(a)	USD	784	$823,507
(Secured Overnight Financing Rate + 1.89%), 2.18%, 06/01/28(a)		1,482	1,573,109
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)		21	21,788
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		22	22,639
KeyCorp., 4.15%, 10/29/25		6	6,964
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b)
5.25%, 06/01/26		34	35,275
4.75%, 06/01/27		11	11,616
Kinder Morgan Energy Partners LP, 5.50%, 03/01/44		33	41,706
KLA Corp.
4.10%, 03/15/29		436	522,529
5.00%, 03/15/49		110	152,768
Kraft Heinz Foods Co., 5.00%, 07/15/35		22	26,669
L Brands, Inc., 6.88%, 07/01/25(b)		20	21,716
L3Harris Technologies, Inc., 4.40%, 06/15/28		546	654,698
Lam Research Corp.
3.75%, 03/15/26		28	32,005
4.00%, 03/15/29		365	437,853
1.90%, 06/15/30		295	306,558
Lamar Media Corp., 4.00%, 02/15/30		11	11,413
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)		7	7,814
Level 3 Financing, Inc.
5.38%, 01/15/24		1,048	1,056,174
5.25%, 03/15/26		39	40,299
4.25%, 07/01/28(b)		715	734,662
3.63%, 01/15/29(b)		32	31,920
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%), 3.63%, 05/23/59(a)	EUR	200	251,357
Lockheed Martin Corp., 1.85%, 06/15/30	USD	755	792,103
Marriott International, Inc., 4.63%, 06/15/30		81	95,052
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(b)		6	6,390
Marsh & McLennan Cos., Inc., 1.35%, 09/21/26	EUR	435	567,283
Masonite International Corp., 5.38%, 02/01/28(b)	USD	6	6,443
MasTec, Inc., 4.50%, 08/15/28(b)		8	8,400
Mastercard, Inc.
2.95%, 06/01/29		78	87,544
3.35%, 03/26/30		53	61,625
McDonald’s Corp.
1.00%, 11/15/23	EUR	100	126,306
2.63%, 09/01/29	USD	285	311,938
2.13%, 03/01/30		385	405,917
4.45%, 09/01/48		138	180,653
Medtronic Global Holdings SCA
1.13%, 03/07/27	EUR	290	378,364
2.25%, 03/07/39		100	151,316
Metropolitan Life Global Funding I
0.01%, 09/23/22		100	122,716
2.38%, 01/11/23		100	128,683
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
4.63%, 06/15/25(b)	USD	100	107,100
4.50%, 09/01/26		21	22,594
5.75%, 02/01/27		53	59,459
MGM Resorts International
6.75%, 05/01/25		29	31,390
5.75%, 06/15/25		30	33,169

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
MGM Resorts International (continued)
4.63%, 09/01/26	USD	20	$21,164
5.50%, 04/15/27		94	104,763
MidAmerican Energy Co.
3.65%, 04/15/29		324	384,828
6.75%, 12/30/31		47	70,276
3.65%, 08/01/48		23	28,121
4.25%, 07/15/49		43	57,733
Morgan Stanley(a)
(3 mo. LIBOR US + 1.14%), 3.77%, 01/24/29		70	81,150
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30		345	419,660
(Secured Overnight Financing Rate + 1.14%), 2.70%, 01/22/31		40	43,550
(Secured Overnight Financing Rate + 3.12%), 3.62%, 04/01/31		980	1,139,841
Motorola Solutions, Inc.
4.60%, 02/23/28		130	156,836
4.60%, 05/23/29		478	572,651
2.30%, 11/15/30		49	49,947
MPLX LP, 5.25%, 01/15/25		133	136,491
MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 08/01/29		27	28,856
Navient Corp.
7.25%, 09/25/23		22	24,112
6.75%, 06/25/25		22	23,925
6.75%, 06/15/26		21	22,811
NBCUniversal Media LLC, 6.40%, 04/30/40		2	3,153
Netflix, Inc.
4.38%, 11/15/26		44	48,785
6.38%, 05/15/29		29	35,815
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(b)		35	37,494
NextEra Energy Operating Partners LP(b)
4.25%, 09/15/24		2	2,140
4.50%, 09/15/27		8	8,954
NGPL PipeCo LLC, 4.88%, 08/15/27(b)		438	496,235
Nissan Motor Acceptance Corp., 3.65%, 09/21/21(b)		45	45,784
Norfolk Southern Corp., 2.90%, 06/15/26		341	377,184
Northern States Power Co.
4.00%, 08/15/45		18	23,322
3.60%, 09/15/47		20	24,643
Northrop Grumman Corp.
2.93%, 01/15/25		420	456,816
4.75%, 06/01/43		16	21,338
Northwest Pipeline LLC, 4.00%, 04/01/27		393	449,669
NRG Energy Inc., 2.45%, 12/02/27(b)		279	293,738
NRG Energy, Inc.
3.75%, 06/15/24(b)		20	21,882
7.25%, 05/15/26		14	14,770
4.45%, 06/15/29(b)		40	46,386
5.25%, 06/15/29(b)		45	49,500
NuStar Logistics LP, 5.75%, 10/01/25		200	213,000
NVIDIA Corp., 2.85%, 04/01/30		655	736,833
Ohio Power Co., Series D, 6.60%, 03/01/33		22	30,987
OI European Group BV, 2.88%, 02/15/25	EUR	200	247,378
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28	USD	115	135,159
5.75%, 03/15/29		6	7,913
2.75%, 05/15/30		281	314,623
7.00%, 05/01/32		210	318,283
3.80%, 09/30/47		9	11,051

Security		Par (000)	Value

United States (continued)
Oracle Corp.
3.40%, 07/08/24	USD	105	$114,928
2.80%, 04/01/27		1,111	1,225,297
3.25%, 11/15/27		716	817,022
3.80%, 11/15/37		75	90,589
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27		21	21,368
4.63%, 03/15/30		21	21,465
Owens-Brockway Glass Container, Inc., 5.88%, 08/15/23(b)		27	28,924
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co. Issuer, 7.50%, 06/01/25(b)		21	22,680
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(b)		74	78,810
Parker-Hannifin Corp., 2.70%, 06/14/24		30	32,175
Parsley Energy LLC/Parsley Finance Corp., 5.38%, 01/15/25(b)		9	9,256
PayPal Holdings, Inc., 2.40%, 10/01/24		73	78,010
PennyMac Financial Services, Inc., 5.38%, 10/15/25(b)		21	22,208
Penske Truck Leasing Co. LP/PTL Finance Corp.(b)
3.90%, 02/01/24		4	4,368
3.95%, 03/10/25		301	337,140
4.00%, 07/15/25		80	90,721
PetSmart, Inc., 5.88%, 06/01/25(b)		61	62,677
PG&E Corp., 5.00%, 07/01/28		275	292,875
Philip Morris International, Inc.
0.13%, 08/03/26	EUR	260	317,209
3.13%, 06/03/33		165	252,584
Post Holdings, Inc.(b)
5.00%, 08/15/26	USD	84	86,730
5.50%, 12/15/29		28	30,555
4.63%, 04/15/30		105	110,456
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
3.38%, 08/31/27		19	18,858
6.25%, 01/15/28		85	91,255
Procter & Gamble Co., 0.63%, 10/30/24	EUR	150	189,211
Prologis Euro Finance LLC, 1.50%, 09/10/49		100	132,545
Public Service Electric & Gas Co., 3.60%, 12/01/47	USD	24	28,894
Quicken Loans LLC/Quicken Loans Co.Issuer, Inc., 3.88%, 03/01/31(b)		48	49,800
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26(b)		11	11,344
Raytheon Technologies Corp.
7.20%, 08/15/27		6	8,083
7.00%, 11/01/28		93	126,830
2.25%, 07/01/30		575	610,762
RELX Capital, Inc., 3.00%, 05/22/30		510	566,316
Republic Services, Inc.
2.30%, 03/01/30		58	61,284
1.45%, 02/15/31		115	112,551
Reynolds American, Inc., 4.45%, 06/12/25		44	50,116
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.13%, 07/15/23(b)		26	26,320
Rockies Express Pipeline LLC, 4.95%, 07/15/29(b)		24	24,963
Ryder System, Inc.
2.88%, 06/01/22		81	83,673
2.50%, 09/01/24		95	100,927

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Ryder System, Inc. (continued) 4.63%, 06/01/25	USD	185	$214,364
Sabine Pass Liquefaction LLC
5.63%, 03/01/25		267	311,408
5.88%, 06/30/26		91	110,028
5.00%, 03/15/27		117	137,951
4.20%, 03/15/28		76	87,144
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25		24	24,660
SASOL Financing USA LLC, 5.88%, 03/27/24		249	264,874
Scientific Games International, Inc., 5.00%, 10/15/25(b)		103	106,285
Select Medical Corp., 6.25%, 08/15/26(b)		543	584,768
Service Properties Trust
5.00%, 08/15/22		409	416,157
4.35%, 10/01/24		10	9,875
7.50%, 09/15/25		89	102,556
SES SA
1.63%, 03/22/26	EUR	295	383,080
(5 year EUR Swap + 5.40%), 5.63%(a)(h)		200	268,061
Silgan Holdings, Inc., 3.25%, 03/15/25		100	123,429
Simmons Foods, Inc., 5.75%, 11/01/24(b)	USD	24	24,510
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27		55	58,438
4.13%, 07/01/30		38	40,446
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)		33	33,029
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)		9	9,720
SM Energy Co., 10.00%, 01/15/25(b)		668	718,100
Southern California Edison Co.
2.25%, 06/01/30		79	82,251
Series 20C, 1.20%, 02/01/26		175	177,081
Series A, 2.90%, 03/01/21		20	20,082
Series A, 4.20%, 03/01/29		147	173,886
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(b)		26	27,553
Sprint Corp., 7.63%, 03/01/26		21	26,065
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(b)		75	75,705
Standard Industries, Inc.(b)
4.75%, 01/15/28		23	24,208
4.38%, 07/15/30		29	31,022
Steel Dynamics, Inc., 3.25%, 01/15/31		25	27,956
Stericycle, Inc., 5.38%, 07/15/24(b)		25	26,055
Stryker Corp., 0.75%, 03/01/29	EUR	100	126,794
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)	USD	34	35,700
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23		14	14,176
5.50%, 02/15/26		58	59,450
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.88%, 04/15/26		81	85,878
5.50%, 03/01/30		62	67,313
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b) .		5	5,667
TEGNA, Inc.(b)
4.75%, 03/15/26		80	85,424
4.63%, 03/15/28		44	44,990
Tenet Healthcare Corp.
4.63%, 09/01/24(b)		15	15,488
7.50%, 04/01/25(b)		10	10,925

Security		Par (000)	Value

United States (continued)
Tenet Healthcare Corp. (continued)
5.13%, 05/01/25	USD	33	$33,643
4.88%, 01/01/26(b)		48	50,213
6.25%, 02/01/27(b)		35	37,100
4.63%, 06/15/28(b)		53	55,517
Terex Corp., 5.63%, 02/01/25(b)		8	8,241
Texas Eastern Transmission LP(b)
2.80%, 10/15/22		20	20,673
3.50%, 01/15/28		215	235,638
Textron, Inc., 3.88%, 03/01/25		90	98,884
Thermo Fisher Scientific, Inc., 1.88%, 10/01/49	EUR	100	141,064
Time Warner Cable LLC, 5.50%, 09/01/41	USD	87	111,782
T-Mobile USA, Inc.
4.75%, 02/01/28		21	22,573
3.88%, 04/15/30(b)		641	742,406
2.55%, 02/15/31(b)		216	226,815
2.25%, 11/15/31(b)		35	35,922
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26		409	536,120
4.00%, 03/15/28		262	302,332
4.60%, 03/15/48		79	95,912
TransDigm, Inc.
8.00%, 12/15/25(b)		274	302,852
6.25%, 03/15/26(b)		169	179,985
6.38%, 06/15/26		94	97,290
TreeHouse Foods, Inc., 4.00%, 09/01/28		6	6,206
TRI Pointe Group, Inc., 5.70%, 06/15/28		25	28,225
U.S. Foods, Inc., 6.25%, 04/15/25(b)		13	13,894
UGI International LLC, 3.25%, 11/01/25	EUR	100	125,500
Under Armour, Inc., 3.25%, 06/15/26	USD	8	8,050
Union Pacific Corp.
3.25%, 01/15/25		791	864,106
3.75%, 07/15/25		141	159,994
3.25%, 08/15/25		530	587,082
2.97%, 09/16/62(b)		18	18,801
United Airlines Pass-Through Trust
Series 16-1, Class B, 3.65%, 01/07/26		16	15,414
Series 16-2, Class B, 3.65%, 10/07/25		4	4,315
Series 2014-2, Class B, 4.63%, 09/03/22		10	10,235
Series 2015-1, Class AA, 3.45%, 12/01/27		1	783
Series 2019-2, Class B, 3.50%, 05/01/28		61	57,146
Series AA, 2.88%, 10/07/28		7	6,763
Series AA, 3.50%, 03/01/30		64	63,069
Series AA, Class AA, 3.10%, 07/07/28		126	127,786
Series AA, Class AA, 2.70%, 05/01/32		75	72,243
Series B, 4.75%, 04/11/22		3	2,512
United Parcel Service, Inc.
3.40%, 03/15/29		347	404,274
4.45%, 04/01/30		513	641,702
United Rentals North America, Inc.
5.88%, 09/15/26		48	50,818
5.50%, 05/15/27		34	36,380
4.88%, 01/15/28		59	62,835
3.88%, 02/15/31		144	151,063
United Technologies Corp., 7.50%, 09/15/29		101	146,603
UnitedHealth Group, Inc.
3.88%, 12/15/28		780	935,407
4.38%, 03/15/42		10	13,173
4.20%, 01/15/47		22	29,059
Vail Resorts, Inc., 6.25%, 05/15/25(b)		8	8,540
Valvoline, Inc., 4.25%, 02/15/30(b)		8	8,480

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Verizon Communications, Inc.
4.13%, 03/16/27	USD	1,349	$1,590,053
4.33%, 09/21/28		149	179,430
3.15%, 03/22/30		770	863,487
1.50%, 09/18/30		525	517,186
1.88%, 09/19/30	GBP	270	395,352
1.68%, 10/30/30(b)	USD	245	244,009
4.40%, 11/01/34		128	159,735
2.65%, 11/20/40		145	146,416
Series 20Y, 2.88%, 01/15/38	EUR	220	352,790
ViacomCBS, Inc., 5.25%, 04/01/44	USD	12	15,594
ViaSat, Inc., 5.63%, 04/15/27(b)		8	8,400
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		11	11,251
4.25%, 12/01/26		50	51,857
4.63%, 12/01/29		33	35,310
Virginia Electric & Power Co.
8.88%, 11/15/38		10	18,542
Series C, 2.75%, 03/15/23		87	91,086
Series C, 4.00%, 11/15/46		15	19,001
Vistra Operations Co. LLC(b)
3.55%, 07/15/24		232	251,241
5.50%, 09/01/26		24	25,013
Walt Disney Co., 2.00%, 09/01/29		106	110,787
Wells Fargo & Co.
0.50%, 04/26/24	EUR	750	929,362
2.00%, 07/28/25	GBP	475	685,247
3.00%, 04/22/26	USD	26	28,616
2.00%, 04/27/26	EUR	135	180,088
3.00%, 10/23/26	USD	397	439,864
(3 mo. LIBOR US + 1.17%), 2.88%, 10/30/30(a)		489	533,494
(3 mo. LIBOR US + 1.31%), 3.58%, 05/22/28(a)		6	6,802
(3 mo. LIBOR US + 3.77%), 4.48%, 04/04/31(a)		294	359,431
(Secured Overnight Financing Rate + 2.10%), 2.39%, 06/02/28(a)		690	734,589
Williams Scotsman International, Inc., 4.63%, 08/15/28(b)		5	5,175
WMG Acquisition Corp., 3.88%, 07/15/30(b)		7	7,439
WPX Energy, Inc.
5.25%, 10/15/27		13	13,775
4.50%, 01/15/30		66	69,960
Wyndham Destinations, Inc., 6.63%, 07/31/26(b)		231	264,495
Wyndham Hotels & Resorts, Inc.(b)
5.38%, 04/15/26		18	18,630
4.38%, 08/15/28		48	49,874
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(b)
5.50%, 03/01/25		41	42,794
5.25%, 05/15/27		107	110,290
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
7.75%, 04/15/25		58	62,857
5.13%, 10/01/29		73	76,467
Yum! Brands, Inc.(b)
7.75%, 04/01/25		9	9,968

Security		Par (000)	Value

United States (continued)
Yum! Brands, Inc.(b) (continued) 4.75%, 01/15/30	USD	59	$64,693
Zayo Group Holdings, Inc., 4.00%, 03/01/27(b)		19	19,048

			111,021,576

Total Corporate Bonds — 28.4% (Cost: $217,658,866)			233,510,440

Floating Rate Loan Interests(a)(c)

Mexico — 0.0%
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 3.96%, 02/21/23		85	80,665

Total Floating Rate Loan Interests — 0.0% (Cost: $85,000)			80,665

Foreign Agency Obligations

Albania — 0.1%
Albania Government International Bond, 3.50%, 06/16/27	EUR	403	525,557

Australia — 0.9%
Australia Government Bond
2.00%, 12/21/21	AUD	210	164,971
5.75%, 07/15/22		320	268,162
2.75%, 04/21/24		130	108,948
4.75%, 04/21/27		220	213,945
2.25%, 05/21/28		90	77,222
3.75%, 04/21/37		80	82,224
3.00%, 03/21/47		5,000	4,747,531
1.75%, 06/21/51		1,905	1,397,523

			7,060,526

Austria(b) — 0.1%
Republic of Austria Government Bond
0.75%, 02/20/28	EUR	556	744,171
1.50%, 02/20/47		222	374,661

			1,118,832

Bahrain — 0.4%
Bahrain Government International Bond
7.38%, 05/14/30	USD	574	680,728
5.63%, 09/30/31		292	308,790
6.00%, 09/19/44		1,269	1,311,432
7.50%, 09/20/47		240	280,875
CBB International Sukuk Programme Co. SPC, 6.25%, 11/14/24(b)		200	220,500

			2,802,325

Belgium(b) — 0.2%
Belgium Government Bond, 1.60%, 06/22/47	EUR	351	571,558
Kingdom of Belgium Government Bond, 0.80%, 06/22/28		855	1,150,572

			1,722,130

Brazil — 0.1%
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/21	BRL	1,500	287,785
Brazilian Government International Bond, 3.88%, 06/12/30	USD	825	870,375

			1,158,160

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada — 0.5%
Canadian Government Bond
1.50%, 06/01/30	CAD	3,460	$2,861,289
5.75%, 06/01/33		170	211,073
5.00%, 06/01/37		90	114,238
4.00%, 06/01/41		280	338,486
3.50%, 12/01/45		140	166,263
2.50%, 12/01/48		210	226,673

			3,918,022

China — 8.3%
China Development Bank
3.30%, 02/01/24	CNY	1,400	215,454
2.89%, 06/22/25		13,800	2,083,855
3.70%, 10/20/30		13,700	2,130,602
China Government Bond
3.19%, 04/11/24		1,400	217,302
2.94%, 10/17/24		8,500	1,306,689
2.41%, 06/19/25		79,500	11,968,974
2.85%, 06/04/27		55,200	8,324,409
3.25%, 11/22/28		100	15,431
3.29%, 05/23/29		119,300	18,449,175
3.13%, 11/21/29		7,280	1,112,785
2.68%, 05/21/30		141,180	20,803,686
3.86%, 07/22/49		11,030	1,714,001

			68,342,363

Colombia — 0.3%
Colombia Government International Bond
8.13%, 05/21/24		100	122,400
3.88%, 04/25/27		200	222,300
4.50%, 03/15/29		500	577,500
3.00%, 01/30/30		200	210,125
3.13%, 04/15/31		200	212,300
4.13%, 05/15/51		200	222,200
Colombian TES, Series B, 6.25%, 11/26/25	COP	2,101,100	673,385

			2,240,210

Croatia — 0.1%
Croatia Government International Bond, 1.50%, 06/17/31	EUR	595	793,210

Denmark — 0.0%
Denmark Government Bond
1.50%, 11/15/23	DKK	200	34,839
1.75%, 11/15/25		500	91,505
4.50%, 11/15/39		450	141,383

			267,727

Dominican Republic — 0.1%
Dominican Republic International Bond
6.88%, 01/29/26	USD	100	120,438
5.95%, 01/25/27		100	116,656
4.50%, 01/30/30(b)		239	258,643
4.88%, 09/23/32(b)		150	165,328

			661,065

Egypt — 0.8%
Egypt Government International Bond
5.25%, 10/06/25(b)		541	574,812
7.60%, 03/01/29		300	344,531
5.63%, 04/16/30	EUR	697	888,477
6.38%, 04/11/31(b)		1,556	2,040,484

Security		Par (000)	Value

Egypt (continued)
Egypt Government International Bond (continued)
8.50%, 01/31/47(b)	USD	296	$335,590
7.90%, 02/21/48		867	942,321
8.88%, 05/29/50(b)		1,121	1,314,022

			6,440,237

France — 0.1%
France Government Bond OAT
2.50%, 05/25/30	EUR	40	62,419
1.50%, 05/25/31		190	277,042
5.75%, 10/25/32		100	210,773
French Republic Government Bond OAT, 1.50%, 05/25/50(b)		266	433,576

			983,810

Greece — 0.7%
Hellenic Republic Government Bond
3.50%, 01/30/23		9	11,279
3.38%, 02/15/25(b)		362	501,637
2.00%, 04/22/27(b)		292	393,751
3.75%, 01/30/28		137	205,297
3.88%, 03/12/29(b)		225	348,263
1.50%, 06/18/30(b)		2,847	3,754,555
3.90%, 01/30/33		12	20,152
4.00%, 01/30/37		10	17,088
4.20%, 01/30/42		9	18,336

			5,270,358

Hungary — 0.1%
Hungary Government International Bond
1.63%, 04/28/32		68	90,366
1.75%, 06/05/35		438	594,201

			684,567

India — 0.8%
India Government Bond, 7.26%, 01/14/29	INR	448,020	6,643,195

Indonesia — 1.7%
Indonesia Government International Bond
4.75%, 01/08/26	USD	200	233,563
4.10%, 04/24/28		200	232,250
4.75%, 02/11/29		200	242,250
4.75%, 07/18/47		200	250,188
Indonesia Treasury Bond
6.50%, 06/15/25	IDR	7,794,000	580,528
7.00%, 09/15/30		15,412,000	1,173,725
6.50%, 02/15/31		38,739,000	2,866,135
6.63%, 05/15/33		3,150,000	226,441
7.50%, 06/15/35		35,105,000	2,750,386
8.38%, 04/15/39		34,114,000	2,840,810
7.50%, 04/15/40		11,448,000	893,025
7.38%, 05/15/48(k)		25,894,000	1,921,316

			14,210,617

Israel — 0.0%
Israel Government International Bond, 3.88%, 07/03/50	USD	225	270,422

Italy — 2.0%
Italy Buoni Poliennali Del Tesoro
1.45%, 09/15/22	EUR	603	760,532
0.95%, 03/01/23		5,204	6,543,741
4.75%, 09/01/44(b)		232	484,115

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
Italy Buoni Poliennali Del Tesoro (continued)
2.70%, 03/01/47(b)	EUR	485	$768,290
3.45%, 03/01/48(b)		705	1,267,428
3.85%, 09/01/49(b)		700	1,350,615
2.45%, 09/01/50(b)		3,025	4,609,756
2.80%, 03/01/67(b)		120	196,428

			15,980,905

Japan — 2.7%
Japan Government Thirty Year Bond
0.70%, 06/20/48	JPY	259,050	2,579,461
0.40%, 09/20/49		1,800,000	16,401,433
0.40%, 12/20/49		171,000	1,555,520
0.60%, 09/20/50		206,000	1,971,140

			22,507,554

Mexico — 0.9%
Mexican Bonos
10.00%, 11/20/36	MXN	26,500	1,857,790
8.50%, 11/18/38		38,840	2,406,969
Series M, 7.75%, 11/23/34		29,900	1,764,274
Mexico Government International Bond
4.50%, 04/22/29	USD	250	293,125
2.66%, 05/24/31		230	236,555
4.75%, 04/27/32		500	600,937
6.05%, 01/11/40		200	268,063

			7,427,713

Morocco(b) — 0.1%
Morocco Government International Bond
3.00%, 12/15/32		674	682,425
4.00%, 12/15/50		268	275,705

			958,130

Netherlands — 0.1%
Netherlands Government Bond, 2.75%, 01/15/47(b)	EUR	311	679,154

New Zealand — 0.0%
New Zealand Government Bond
6.00%, 05/15/21	NZD	140	102,822
2.75%, 04/15/25		100	79,117

			181,939

Panama — 0.1%
Banco Latinoamericano de Comercio Exterior SA, 2.38%, 09/14/25(b)	USD	423	432,517
Panama Government International Bond, 6.70%, 01/26/36		400	594,250

			1,026,767

Paraguay — 0.0%
Paraguay Government International Bond, 4.95%, 04/28/31(b)		250	301,875

Peru — 0.2%
Peruvian Government International Bond
2.84%, 06/20/30		66	73,074
6.55%, 03/14/37		350	530,687
5.63%, 11/18/50		16	25,072
2.78%, 12/01/60		450	452,925
3.23%, 07/28/21		397	396,802

			1,478,560

Security		Par (000)	Value

Qatar — 0.1%
Qatar Government International Bond
4.50%, 04/23/28	USD	200	$242,500
6.40%, 01/20/40		200	314,625
4.40%, 04/16/50(b)		215	279,500

			836,625

Romania — 0.3%
Romanian Government International Bond
2.75%, 02/26/26	EUR	224	302,469
2.88%, 03/11/29		60	82,736
3.62%, 05/26/30		936	1,362,152
3.00%, 02/14/31(b)	USD	122	130,578
2.00%, 01/28/32	EUR	235	300,635
6.13%, 01/22/44(b)	USD	200	281,500
3.38%, 01/28/50	EUR	30	42,055
4.00%, 02/14/51	USD	54	58,725

			2,560,850

Russia — 1.7%
Russian Federal Bond - OFZ , 6.90%, 05/23/29	RUB	111,650	1,620,279
Russian Federal Bond - OFZ
7.75%, 09/16/26		288,880	4,334,396
8.15%, 02/03/27		96,263	1,474,715
6.00%, 10/06/27		54,270	746,337
8.50%, 09/17/31		328,349	5,317,348
Russian Foreign Bond - Eurobond
4.25%, 06/23/27	USD	200	228,500
5.25%, 06/23/47		400	552,000

			14,273,575

Saudi Arabia — 0.1%
Saudi Government International Bond, 4.63%, 10/04/47		300	370,406

South Africa — 0.0%
Republic of South Africa Government International Bond, 5.88%, 05/30/22		100	106,750

Spain(b) — 1.1%
Spain Government Bond
0.50%, 04/30/30	EUR	4,400	5,631,101
1.25%, 10/31/30		431	588,292
1.00%, 10/31/50		222	280,373
Series 30-Y, 2.70%, 10/31/48		1,275	2,288,027

			8,787,793

Sweden — 0.0%
Sweden Government Bond
1.00%, 11/12/26	SEK	960	125,063
3.50%, 03/30/39		250	47,461

			172,524

Ukraine — 0.7%
Ukraine Government International Bond
7.75%, 09/01/25(b)	USD	250	279,453
7.75%, 09/01/25		200	223,563
9.75%, 11/01/28		2,636	3,242,280
7.38%, 09/25/32		699	768,026
7.25%, 03/15/33		780	850,200
7.25%, 03/15/33(b)		200	218,000

			5,581,522

United Kingdom — 0.8%
United Kingdom Gilt
1.75%, 09/07/22	GBP	200	282,272

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
United Kingdom Gilt (continued)
0.75%, 07/22/23	GBP	1,826	$2,552,514
1.75%, 09/07/37		60	97,342
4.75%, 12/07/38		30	70,391
3.25%, 01/22/44		165	347,233
3.50%, 01/22/45		700	1,543,658
1.50%, 07/22/47		1,040	1,682,663

			6,576,073

Uruguay — 0.0%
Uruguay Government International Bond, 4.38%, 10/27/27	USD	150	177,328

Total Foreign Agency Obligations — 26.2% (Cost: $197,510,829)			215,099,376

		Shares

Investment Companies

United States — 4.9%
Consumer Discretionary Select Sector SPDR Fund		1,976	317,701
Financial Select Sector SPDR Fund		11,919	351,374
Industrial Select Sector SPDR Fund		6,585	583,102
iShares China Large-Cap ETF(l)		13,400	622,162
iShares iBoxx $ High Yield Corporate Bond ETF(l)		312,301	27,263,877
iShares iBoxx $ Investment Grade Corporate Bond ETF(l)		31,939	4,411,734
iShares JP Morgan USD Emerging Markets Bond ETF(l)		17,451	2,022,745
iShares Latin America 40 ETF(l)		14,600	428,510
iShares MSCI Brazil ETF(l)		8,763	324,844
iShares MSCI Emerging Markets ETF(l)		19,721	1,018,984
iShares Nasdaq Biotechnology ETF(l)		739	111,951
iShares Russell 2000 ETF(l)		476	93,325
iShares S&P 500 Value ETF(l)		2,805	359,096
SPDR Bloomberg Barclays High Yield Bond ETF		15,847	1,726,372
SPDR S&P Oil & Gas Exploration & Production ETF		5,978	349,713
VanEck Vectors Semiconductor ETF		248	54,168

Total Investment Companies — 4.9% (Cost: $37,791,951)			40,039,658

	Par (000)

Municipal Bonds

California — 0.0%
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	USD	180	186,991

Security		Par (000)	Value

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Series A-1, Restructured, 5.00%, 07/01/58	USD	800	$891,184

Total Municipal Bonds — 0.1% (Cost: $998,083)			1,078,175

Non-Agency Mortgage-Backed Securities

Cayman Islands — 0.0%
GPMT Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.90%), 1.05%, 11/21/35(a)(b)		38	38,262

United States — 4.8%
Arbor Multifamily Mortgage Securities Trust 2020-MF1, Series 2020-MF1, Class XA, 0.97%, 05/15/53(a)(b)		15,000	1,095,610
Atrium Hotel Portfolio Trust(a)(b)
Series 2017-ATRM, Class D, (1 mo. LIBOR US + 1.95%), 2.08%, 12/15/36		200	165,915
Series 2017-ATRM, Class E, (1 mo. LIBOR US + 3.05%), 3.18%, 12/15/36		150	108,402
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 2.13%, 11/15/32(a)(b)		150	123,396
Bank
Series 2020-BN29, Class C, 3.03%, 11/15/53(a)		1,050	1,101,304
Series 2020-BN29, Class D, 2.50%, 11/15/53(b)		420	396,389
BBCMS Mortgage Trust
Series 2017-C1, Class AS, 3.90%, 02/15/50		1,200	1,359,623
Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.45%), 1.58%, 03/15/37(a)(b)		500	480,276
Benchmark Mortgage Trust, Series 2020-B21, Class XA, 1.46%, 12/17/53(a)		5,050	578,459
BX Commercial Mortgage Trust(a)(b)
Series 2018-IND, Class B, (1 mo. LIBOR US + 0.90%), 1.03%, 11/15/35		700	699,159
Series 2018-IND, Class C, (1 mo. LIBOR US + 1.10%), 1.23%, 11/15/35		700	698,683
Series 2018-IND, Class G, (1 mo. LIBOR US + 2.05%), 2.18%, 11/15/35		770	769,284
Series 2019-XL, Class F, (1 mo. LIBOR US + 2.00%), 2.13%, 10/15/36		949	935,018
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.78%, 10/15/36		760	746,261
BXP Trust(a)(b)
Series 2017-CC, Class D, 3.55%, 08/13/37		110	116,591
Series 2017-CC, Class E, 3.55%, 08/13/37		220	223,844
CFCRE Commercial Mortgage Trust, Series 2018- TAN, Class A, 4.24%, 02/15/33(b)		750	777,648
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class C, 4.52%, 10/10/47(a)		1,200	1,289,981
Series 2015-P1, Class A5, 3.72%, 09/15/48		375	421,591
Series 2016-C2, Class B, 3.18%, 08/10/49		750	786,448
Series 2016-GC36, Class A5, 3.62%, 02/10/49		375	421,457
Series 2019-PRM, Class C, 3.90%, 05/10/36(b)		1,000	1,048,541
Series 2020-420K, Class D, 3.31%, 11/10/42(a)(b)		360	355,953
Series 2020-420K, Class X, 0.80%, 11/10/42(a)(b)(c)		20,000	1,402,000

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.62%, 11/15/37(a)(b)	USD	1,000	$1,001,194
COMM Mortgage Trust
Series 2014-CR21, Class A3, 3.53%, 12/10/47		343	370,655
Series 2015-LC19, Class A4, 3.18%, 02/10/48		500	545,976
Series 2016-DC2, Class B, 4.64%, 02/10/49(a)		100	107,083
Series 2016-DC2, Class C, 4.64%, 02/10/49(a)		100	98,922
Series 2017-PANW, Class D, 3.93%, 10/10/29(a)(b)		750	774,790
CSAIL Commercial Mortgage Securities Trust, Series 2018-CX12, Class C, 4.76%, 08/15/51(a)		750	760,459
DBGS Mortgage Trust, Series 2018-5BP, Class D, (1 mo. LIBOR US + 1.35%), 1.48%, 06/15/33(a)(b)		1,000	978,055
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49		375	409,521
DBUBS Mortgage Trust(a)(b)
Series 2017-BRBK, Class E, 3.53%, 10/10/34		400	408,107
Series 2017-BRBK, Class F, 3.53%, 10/10/34		240	239,378
Freddie Mac Multifamily Structured Pass Through Certificates, 1.03%, 10/25/30(a)		4,100	347,148
GS Mortgage Securities Corp. Trust(a)(b)
Series 2017-500K, Class D, (1 mo. LIBOR US + 1.30%), 1.43%, 07/15/32		90	89,604
Series 2017-500K, Class E, (1 mo. LIBOR US + 1.50%), 1.63%, 07/15/32		120	119,396
Series 2017-500K, Class F, (1 mo. LIBOR US + 1.80%), 1.93%, 07/15/32		90	89,438
Series 2017-500K, Class G, (1 mo. LIBOR US + 2.50%), 2.63%, 07/15/32		40	39,473
GS Mortgage Securities Trust
4.47%, 10/10/48(a)		1,100	1,208,722
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		225	193,516
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		180	141,572
GS Mortgage Securities Trust 2020-GSA2, Series 2020-GSA2, Class XA, 1.74%, 12/12/53(a)		3,660	493,761
Independence Plaza Trust, Series 2018-INDP, Class B, 3.91%, 07/10/35(b)		1,000	1,043,424
InTown Hotel Portfolio Trust, Series 2018-STAY, Class E, (1 mo. LIBOR US + 3.10%), 3.23%, 01/15/33(a)(b)		770	755,826
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class A, 4.13%, 07/05/31(b)		1,200	1,282,741
JP Morgan Chase Commercial Mortgage Securities Trust , Series 2013-C16, Class B, 4.96%, 12/15/46(a)		1,000	1,080,496
JPMDB Commercial Mortgage Securities Trust
Class A5, 3.69%, 03/15/50		1,200	1,368,281
Series 2017-C7, Class A5, 3.41%, 10/15/50		1,113	1,258,390
LCCM Mortgage Trust, Series 2014-909, Class A, 3.39%, 05/15/31(b)		1,000	1,000,003
MAD Mortgage Trust(a)(b)
Series 2017-330M, Class D, 4.11%, 08/15/34		110	112,372
Series 2017-330M, Class E, 4.17%, 08/15/34		130	130,126
MFT Trust(a)(b)
Series 2020-ABC, Class C, 3.48%, 02/10/42		100	98,404
Series 2020-ABC, Class D, 3.48%, 02/10/42		105	98,105
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class A5, 3.89%, 06/15/47		375	407,970
Series 2015-C25, Class A5, 3.64%, 10/15/48		400	448,027

Security		Par (000)	Value

United States (continued)
Morgan Stanley Capital I Trust
Series 2017-H1, Class C, 4.28%, 06/15/50(a)	USD	1,100	$1,129,692
Series 2018-H4, Class C, 5.08%, 12/15/51(a)		400	427,781
Series 2019-L2, Class A4, 4.07%, 03/15/52		589	697,180
Olympic Tower Mortgage Trust(a)(b)
Series 2017-OT, Class D, 3.95%, 05/10/39		130	125,110
Series 2017-OT, Class E, 3.95%, 05/10/39		160	140,375
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 2.91%, 01/15/26(a)(b)		270	270,162
Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1 mo. LIBOR US + 2.12%), 2.25%, 09/15/34(a)(b)		350	337,713
Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		250	238,911
Velocity Commercial Capital Loan Trust, Series 2020-1, Class M3, 3.19%, 02/25/50(a)(b)		99	97,404
VNDO Mortgage Trust, Series 2012-6AVE, Class C, 3.34%, 11/15/30(a)(b)		1,000	1,029,944
Wells Fargo Commercial Mortgage Trust, Series 2016- NXS5, Class B, 4.95%, 01/15/59(a)		1,400	1,599,901

			39,696,941

Total Non-Agency Mortgage-Backed Securities — 4.8% (Cost: $38,614,846)			39,735,203

Preferred Securities

Capital Trusts — 0.6%

Belgium — 0.0%
Solvay Finance SA, 5.43%(a)(h)	EUR	200	270,547

France(a)(h) — 0.1%
Electricite de France SA
5.38%		200	280,064
3.38%		200	265,953

			546,017

Germany — 0.0%
ATF Netherlands BV, 3.75%(a)(h)		200	253,798

Ireland — 0.0%
AIB Group PLC, 6.25%(a)(h)		200	269,985

Italy — 0.0%
UniCredit SpA, 6.75%(a)(h)		200	248,300

Mexico — 0.0%
BBVA Bancomer SA/Texas, 5.13%, 01/18/33(a)	USD	229	247,320

Netherlands — 0.0%
Abertis Infraestructuras Finance BV, 3.25%(a)(h)	EUR	100	126,593

Spain(a)(h) — 0.1%
Naturgy Finance BV, 4.13%		100	128,731
Repsol International Finance BV, 3.75%		200	261,952

			390,683

Switzerland(a)(b)(h) — 0.1%
Credit Suisse Group AG, 6.25%	USD	200	218,475
UBS Group AG, 7.00%		225	246,656

			465,131

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom(a) — 0.2%
BP Capital Markets PLC, 3.25%(h)	EUR	930	$1,209,983
Vodafone Group PLC
3.10%, 01/03/79		200	253,242
7.00%, 04/04/79	USD	66	82,106

			1,545,331

United States — 0.1%
Bank of America Corp., Series DD, 6.30%(a)(h)		20	23,350
Belden, Inc., 4.13%, 10/15/26	EUR	200	251,650
Capital One Financial Corp., Series E, 4.03%(a)(h)	USD	25	24,782
JPMorgan Chase & Co.(a)(h)
Series HH, 4.60%		17	17,553
Series Q, 5.15%		30	30,976
Morgan Stanley, Series J, 4.05%(a)(h)		21	20,790
NBCUniversal Enterprise, Inc., 5.25%(b)(h)		100	102,000

			471,101

			4,834,806

		Shares

Preferred Stocks — 0.0%

United States — 0.0%
Cash Mandatory Exchangeable Trust, 5.25%, 06/01/23(b)		290	347,614
Federal Home Loan Mortgage Corp., Series Z, 8.38%(a)(d)(h)		1,900	16,644
Federal National Mortgage Association, Series S, 8.25%(a)(d)(h)		1,900	16,302
Morgan Stanley, Series E, 7.13%(a)(d)(h)		221	6,500

			387,060

Total Preferred Securities — 0.6% (Cost: $4,892,000)			5,221,866

		Par (000)

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities — 0.2%
FREMF Mortgage Trust
Series 2020-K104, Class B, 3.54%, 02/25/52	USD	750	824,927
Series 2020-K105, Class B, 3.53%, 03/25/53		726	788,908

			1,613,835

Mortgage-Backed Securities — 11.3%
Ginnie Mae II Pool, 4.50%, 05/20/50		136	146,381
Ginnie Mae Mortgage-Backed Securities(m)
4.00%, 10/20/40 - 01/21/51		2,290	2,451,660
3.50%, 01/15/42 - 01/21/51		4,762	5,090,148
5.00%, 10/20/44 - 01/21/51		330	362,328
3.00%, 02/15/45 - 02/20/51		6,772	7,128,827
4.50%, 03/15/47 - 01/21/51		1,072	1,157,132
2.00%, 01/21/51 - 02/20/51		1,499	1,562,725
2.50%, 01/21/51		3,531	3,737,895
Government National Mortgage Association, 4.00%, 05/20/47		56	60,348
Uniform Mortgage-Backed Securities
4.50%, 08/01/23 - 01/14/51(m)		3,991	4,354,757
2.50%, 09/01/27 - 02/12/51(m)		9,834	10,408,617

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
3.00%, 07/01/29 - 01/14/51(m)	USD	13,610	$14,594,973
3.50%, 07/01/29 - 02/12/51(m)		12,793	13,744,386
2.00%, 10/01/31 - 02/12/51(m)		16,309	16,923,832
4.00%, 09/01/33 - 02/12/51(m)		9,531	10,245,046
5.00%, 09/01/35 - 01/14/51(m)		258	294,310
6.50%, 11/01/38		13	14,896
5.50%, 12/01/38 - 01/01/39		140	162,950
6.00%, 07/01/39		43	49,916

			92,491,127

Total U.S. Government Sponsored Agency Securities — 11.5% (Cost: $93,385,939)			94,104,962

U.S. Treasury Obligations
U.S. Treasury Bonds, 1.63%, 11/15/50		1,545	1,539,306
U.S. Treasury Inflation Indexed Bonds
0.38%, 01/15/27		1,617	1,804,156
0.50%, 01/15/28		317	359,049
0.13%, 01/15/30		2,326	2,594,237
U.S. Treasury Inflation Protected Security
0.50%, 04/15/24		18	19,033
0.13%, 04/15/25(i)		3,632	3,907,556
U.S. Treasury Notes
1.75%, 11/30/21		5	5,074
1.88%, 02/28/22		500	510,156
0.63%, 05/15/30		1,755	1,715,787
United States Treasury Securi, 0.07%, 04/01/21(n)		50,000	49,990,334

Total U.S. Treasury Obligations — 7.6% (Cost: $61,893,734)			62,444,688

		Shares

Warrants

Venezuela — 0.0%
Venezuela Government International Bond(a)		3,000	3,000

Total Warrants — 0.0% (Cost: $ — )			3,000

Total Long-Term Investments — 90.7% (Cost: $704,715,039)			745,503,409

		Par (000)

Short-Term Securities

Borrowed Bond Agreements — 0.2%
BofA Securities Inc., 0.06%, 01/04/21 (Purchased on 12/31/20 to be repurchased at $1,827,512 Collateralized by U.S. Treasury Notes, 1.50%, 02/15/30, par and fair values of $1,720,000 and $1,819,639, respectively).(n)	USD	1,828	1,827,500

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(l)(o)		5,780,042	$5,780,042

		Par (000)

U.S. Treasury Obligations — 4.9%
U.S. Treasury Bills, 0.00%, 03/25/21(n)	USD	40,000	39,993,333

Total Short-Term Securities — 5.8% (Cost: $47,599,898)			47,600,875

Options Purchased — 1.0% (Cost: $8,560,391)			8,409,086

Total Investments Before Borrowed Bonds and TBA Sale Commitments and Options Written — 97.5% (Cost: $760,875,328)			801,513,370

Borrowed Bonds

United States — (0.2)%
U.S. Treasury Notes, 1.50%, 02/15/30		(1,720)	(1,819,639)

Total Borrowed Bonds — (0.2)% (Proceeds: $(1,827,787))			(1,819,639)

TBA Sale Commitments

United States — (2.2)%
Ginnie Mae Mortgage-Backed Securities(m)
2.00%, 01/21/51		569	(592,649)
3.00%, 01/21/51		797	(832,902)
Uniform Mortgage-Backed Securities
2.00%, 01/14/51(m)		5,485	(5,677,725)
2.50%, 01/16/36 - 03/11/51		5,356	(5,636,868)
3.50%, 01/14/51(m)		2,500	(2,642,578)
4.00%, 01/16/36 - 01/14/51		2,704	(2,887,761)

Total TBA Sale Commitments — (2.2)% (Proceeds: $(18,223,697))			(18,270,483)

Options Written — (0.4)% (Premiums Received: $(3,911,148))			(3,528,751)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments and Options Written — 94.7% (Cost: $736,912,696)			777,894,497

Other Assets Less Liabilities — 5.3%			43,663,158

Net Assets — 100.0%			$821,557,655

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Amount is less than 500.
(h)	Perpetual security with no stated maturity date.
(i)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(j)	Zero-coupon bond.
(k)	When-issued security.
(l)	Affiliate of the Fund.
(m)	Represents or includes a TBA transaction.
(n)	Rates are discount rates or a range of discount rates as of period end.
(o)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,456,999	$1,323,043	(a)	$—	$—	$—	$5,780,042	5,780,042	$45,768	$—
iShares China Large-Cap ETF	455,585	1,798,219		(1,603,403)	(18,534)	(9,705)	622,162	13,400	9,160	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	33,897,554		(8,064,938)	124,809	1,306,452	27,263,877	312,301	584,113	—

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds

iShares iBoxx $ Investment Grade Corporate Bond ETF	$—	$8,400,579	$(4,157,143)	$56,751	$111,547	$4,411,734	31,939	$43,175	$—
iShares JP Morgan USD Emerging Markets Bond ETF	1,999,187	—	—	—	23,558	2,022,745	17,451	78,464	—
iShares Latin America 40 ETF	—	381,416	—	—	47,094	428,510	14,600	—	—
iShares MSCI Brazil ETF	—	268,749	—	—	56,095	324,844	8,763	2,421	—
iShares MSCI Emerging Markets ETF	1,452,980	—	(480,044)	(120,118)	166,166	1,018,984	19,721	14,775	—
iShares Nasdaq Biotechnology ETF	—	83,949	—	—	28,002	111,951	739	189	—
iShares Preferred & Income Securities ETF(b)	—	419,640	(353,291)	(66,349)	—	—	—	1,764	—
iShares Russell 2000 ETF	960,886	1,453,718	(2,229,268)	(108,318)	16,307	93,325	476	6,874	—
iShares S&P 500 Value ETF	364,902	—	—	—	(5,806)	359,096	2,805	8,496	—

				$(131,759)	$1,739,710	$42,437,270		$795,199	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a	)

BNP Paribas S.A	0.45	%(b)	09/09/20	Open		$936,250	$937,573	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	(b)	10/26/20	Open		155,850	156,184	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A	0.16		12/31/20	01/04/21		3,900,789	3,900,805	Corporate Bonds	Up to 30 Days

						$4,992,889	$4,994,562

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro BTP	52	03/08/21	$9,657	$26,811
Euro Bund	37	03/08/21	8,030	18,926
Euro OAT	50	03/08/21	10,253	29,274
Euro-Schatz Futures	70	03/08/21	9,601	(8,543)
10-Year Australian T-Bond	8	03/15/21	908	1,604
10-Year Japanese Government Treasury Bonds	2	03/15/21	2,943	(1,847)
NASDAQ 100 E-Mini Index	19	03/19/21	4,896	76,383
10-Year Canada Bond	57	03/22/21	6,677	25,875
10-Year U.S. Ultra Note	456	03/22/21	71,300	(50,792)
U.S. Long Bond	65	03/22/21	11,257	(107,855)
Long Gilt Future	75	03/29/21	13,901	137,000

				146,836

Short Contracts
30-Year Euro Buxl Bond	4	03/08/21	1,101	289
Euro-BOBL	170	03/08/21	28,074	14,185
German Short Euro BTP	27	03/08/21	3,735	317
DAX Index	2	03/19/21	840	(29,507)
Euro STOXX 50 Index	32	03/19/21	1,388	(18,621)
FTSE/MIB Index	3	03/19/21	406	(7,317)
MSCI Emerging Markets Index	4	03/19/21	258	(6,849)
S&P 500 E-Mini Index	117	03/19/21	21,930	(470,601)
10-Year U.S. Treasury Note	496	03/22/21	68,487	(56,833)
U.S. Treasury Ultra Bond	95	03/22/21	20,288	45,637

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts (continued)
2-Year US Treasury Notes	224	03/31/21	$49,499	$(46,592)
5-Year U.S. Treasury Note	638	03/31/21	80,493	(117,396)
90-Day Euro-Dollar	65	09/13/21	16,222	(483,492)

				(1,176,780)

				$(1,029,944)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

INR	162,876,000	USD	2,216,000	HSBC Bank USA N.A.	01/04/21	$13,117
INR	162,876,000	USD	2,216,000	HSBC Bank USA N.A.	01/04/21	13,117
BRL	4,668,777	USD	886,000	BNP Paribas S.A.	01/05/21	12,844
BRL	5,868,864	USD	1,129,344	BNP Paribas S.A.	01/05/21	544
BRL	20,235,354	USD	3,893,885	BNP Paribas S.A.	01/05/21	1,874
BRL	4,557,584	USD	877,015	Citibank N.A.	01/05/21	422
BRL	3,234,703	USD	622,453	Deutsche Bank AG	01/05/21	300
USD	1,152,000	BRL	5,868,864	BNP Paribas S.A.	01/05/21	22,112
USD	3,972,000	BRL	20,235,354	BNP Paribas S.A.	01/05/21	76,240
USD	886,000	BRL	4,557,584	Citibank N.A.	01/05/21	8,563
KRW	365,169,425	USD	334,343	Bank of America N.A.	01/07/21	1,672
KRW	365,169,425	USD	334,343	Bank of America N.A.	01/07/21	1,672
KRW	686,334,109	USD	628,799	Citibank N.A.	01/07/21	2,739
KRW	686,334,109	USD	628,799	Citibank N.A.	01/07/21	2,739
KRW	912,589,764	USD	835,858	Citibank N.A.	01/07/21	3,872
KRW	912,589,764	USD	835,858	Citibank N.A.	01/07/21	3,872
AUD	2,313,000	USD	1,700,750	Barclays Bank PLC	01/13/21	82,661
AUD	2,313,000	USD	1,700,750	Barclays Bank PLC	01/13/21	82,661
AUD	2,264,000	USD	1,667,184	JPMorgan Chase Bank N.A.	01/13/21	78,445
CLP	756,330,000	USD	1,020,000	Citibank N.A.	01/13/21	44,354
COP	5,177,379,200	USD	1,424,000	Citibank N.A.	01/13/21	91,853
INR	62,463,492	USD	840,000	Deutsche Bank AG	01/13/21	14,551
INR	93,695,238	USD	1,260,000	Deutsche Bank AG	01/13/21	21,827
JPY	34,414,036	USD	331,000	Bank of America N.A.	01/13/21	2,328
JPY	45,954,695	USD	442,000	Bank of America N.A.	01/13/21	3,109
JPY	175,029,645	USD	1,686,000	Morgan Stanley & Co. International PLC	01/13/21	9,304
JPY	175,029,645	USD	1,686,000	Morgan Stanley & Co. International PLC	01/13/21	9,304
KRW	720,160,800	USD	646,000	Barclays Bank PLC	01/13/21	15,956
KRW	720,160,800	USD	646,000	Barclays Bank PLC	01/13/21	15,956
MXN	23,291,169	USD	1,161,000	Bank of America N.A.	01/13/21	8,301
MXN	32,478,435	USD	1,619,000	Bank of America N.A.	01/13/21	11,535
MXN	36,993,037	USD	1,844,000	Bank of America N.A.	01/13/21	13,184
MXN	17,932,834	USD	898,093	Citibank N.A.	01/13/21	2,200
MXN	19,869,387	USD	994,907	Citibank N.A.	01/13/21	2,608
MXN	28,204,441	USD	1,407,000	Citibank N.A.	01/13/21	8,965
MXN	19,119,031	USD	938,000	Morgan Stanley & Co. International PLC	01/13/21	21,844
NOK	8,983,724	USD	1,017,000	JPMorgan Chase Bank N.A.	01/13/21	30,772
NOK	7,900,900	USD	899,000	UBS AG	01/13/21	22,482
RUB	167,808,704	USD	2,248,000	BNP Paribas S.A.	01/13/21	21,018
RUB	27,812,047	USD	366,000	Citibank N.A.	01/13/21	10,059
USD	222,000	MXN	4,419,043	Bank of America N.A.	01/13/21	148
USD	222,000	MXN	4,419,043	Bank of America N.A.	01/13/21	148
USD	1,152,000	RUB	84,608,640	Bank of America N.A.	01/13/21	7,968
USD	1,152,000	RUB	84,608,640	Bank of America N.A.	01/13/21	7,968
ZAR	17,275,968	USD	1,152,000	HSBC Bank USA N.A.	01/13/21	22,004
CNH	15,080,462	USD	2,305,000	JPMorgan Chase Bank N.A.	01/19/21	11,903
CNH	15,080,462	USD	2,305,000	JPMorgan Chase Bank N.A.	01/19/21	11,903

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	2,305,000	TWD	64,227,696	JPMorgan Chase Bank N.A.	01/19/21	$14,809
USD	2,305,000	TWD	64,227,696	JPMorgan Chase Bank N.A.	01/19/21	14,809
KZT	55,446,237	USD	126,330	Citibank N.A.	01/20/21	5,143
USD	1,152,000	BRL	5,948,928	Citibank N.A.	02/02/21	7,069
USD	1,172,000	BRL	6,052,208	Citibank N.A.	02/02/21	7,191
COP	6,426,160,000	USD	1,670,000	Citibank N.A.	02/17/21	210,599
KRW	1,959,272,910	USD	1,799,000	Barclays Bank PLC	02/17/21	1,845
KRW	1,959,272,910	USD	1,799,000	Barclays Bank PLC	02/17/21	1,845
COP	4,493,624,468	USD	1,285,362	Citibank N.A.	02/24/21	29,274
IDR	1,583,634,653	USD	111,476	BNP Paribas S.A.	02/24/21	1,944
IDR	2,846,442,868	USD	200,369	BNP Paribas S.A.	02/24/21	3,494
IDR	5,151,704,849	USD	361,310	BNP Paribas S.A.	02/24/21	7,656
IDR	5,596,741,764	USD	391,853	BNP Paribas S.A.	02/24/21	8,986
IDR	1,730,304,200	USD	120,772	Deutsche Bank AG	02/24/21	3,152
IDR	1,716,524,040	USD	120,737	UBS AG	02/24/21	2,200
RUB	149,719,740	USD	1,951,000	BNP Paribas S.A.	02/24/21	62,116
MXN	149,318,000	USD	7,397,913	Citibank N.A.	02/26/21	61,190
AUD	1,900,000	JPY	148,459,730	Bank of America N.A.	03/17/21	26,694
CAD	433,685	USD	340,000	UBS AG	03/17/21	775
CHF	44,178	USD	50,000	Morgan Stanley & Co. International PLC	03/17/21	8
CNH	33,910	JPY	534,673	Natwest Markets PLC	03/17/21	7
CNH	3,940,000	USD	602,336	Bank of America N.A.	03/17/21	696
CNH	48,210,340	USD	7,350,000	BNP Paribas S.A.	03/17/21	28,771
CNH	4,600,000	USD	700,878	Citibank N.A.	03/17/21	3,169
CNH	2,325,000	USD	354,902	Deutsche Bank AG	03/17/21	948
CNH	3,940,000	USD	602,336	Deutsche Bank AG	03/17/21	696
CNH	7,090,000	USD	1,082,261	Deutsche Bank AG	03/17/21	2,890
CNH	1,255,000	USD	191,629	HSBC Bank USA N.A.	03/17/21	453
CNH	3,815,000	USD	582,523	HSBC Bank USA N.A.	03/17/21	1,377
CNH	6,900,000	USD	1,051,316	Morgan Stanley & Co. International PLC	03/17/21	4,754
CZK	11,434,008	USD	530,000	Morgan Stanley & Co. International PLC	03/17/21	2,576
EUR	170,000	USD	205,815	Bank of America N.A.	03/17/21	2,203
EUR	241,250	USD	292,868	Bank of America N.A.	03/17/21	2,334
EUR	250,000	USD	303,465	Bank of America N.A.	03/17/21	2,444
EUR	360,000	USD	437,496	Bank of America N.A.	03/17/21	3,013
EUR	390,000	USD	473,568	Bank of America N.A.	03/17/21	3,650
EUR	400,000	USD	488,766	Bank of America N.A.	03/17/21	688
EUR	470,000	USD	570,716	Bank of America N.A.	03/17/21	4,393
EUR	2,900,000	USD	3,534,398	Bank of America N.A.	03/17/21	14,147
EUR	96,502	USD	117,325	Barclays Bank PLC	03/17/21	758
EUR	200,000	USD	243,316	Barclays Bank PLC	03/17/21	1,411
EUR	330,000	USD	399,706	Barclays Bank PLC	03/17/21	4,094
EUR	330,000	USD	399,003	Barclays Bank PLC	03/17/21	4,797
EUR	410,000	USD	498,567	Barclays Bank PLC	03/17/21	3,124
EUR	240,000	USD	291,250	BNP Paribas S.A.	03/17/21	2,423
EUR	1,420,000	USD	1,725,473	BNP Paribas S.A.	03/17/21	12,090
EUR	170,000	USD	205,800	Citibank N.A.	03/17/21	2,219
EUR	200,000	USD	243,313	Citibank N.A.	03/17/21	1,414
EUR	960,000	USD	1,173,417	Goldman Sachs International	03/17/21	1,274
EUR	293,498	USD	356,831	JPMorgan Chase Bank N.A.	03/17/21	2,303
EUR	406,504	USD	493,500	JPMorgan Chase Bank N.A.	03/17/21	3,913
EUR	63,496	USD	77,071	Morgan Stanley & Co. International PLC	03/17/21	625
EUR	710,000	USD	859,615	Morgan Stanley & Co. International PLC	03/17/21	9,167
EUR	1,180,000	USD	1,429,332	Morgan Stanley & Co. International PLC	03/17/21	14,559
EUR	5,710,886	USD	6,949,444	Morgan Stanley & Co. International PLC	03/17/21	38,603
EUR	180,000	USD	218,419	Natwest Markets PLC	03/17/21	1,835
EUR	42,024,526	USD	51,224,241	Westpac Banking Corp.	03/17/21	198,490
GBP	745,413	EUR	823,976	BNP Paribas S.A.	03/17/21	11,563
GBP	1,115,012	EUR	1,225,517	BNP Paribas S.A.	03/17/21	25,877
GBP	254,976	EUR	282,504	Deutsche Bank AG	03/17/21	3,153
GBP	350,952	EUR	380,000	Deutsche Bank AG	03/17/21	15,160
GBP	745,759	EUR	823,519	Deutsche Bank AG	03/17/21	12,595

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	258,917	EUR	284,483	UBS AG	03/17/21	$6,124
GBP	5,753,309	EUR	6,322,998	Westpac Banking Corp.	03/17/21	134,136
GBP	640,000	USD	867,546	Barclays Bank PLC	03/17/21	8,048
GBP	1,030,000	USD	1,366,207	Barclays Bank PLC	03/17/21	42,951
GBP	1,125,000	USD	1,495,148	Citibank N.A.	03/17/21	43,981
GBP	405,000	USD	535,979	Deutsche Bank AG	03/17/21	18,107
GBP	650,000	USD	878,547	Deutsche Bank AG	03/17/21	10,728
GBP	670,000	USD	896,591	Deutsche Bank AG	03/17/21	20,046
GBP	650,000	USD	877,435	Goldman Sachs International	03/17/21	11,839
GBP	670,000	USD	890,963	UBS AG	03/17/21	25,673
IDR	4,680,000,000	USD	329,694	Bank of America N.A.	03/17/21	4,886
IDR	4,680,000,000	USD	328,698	Bank of America N.A.	03/17/21	5,882
IDR	13,695,000,000	USD	963,930	Bank of America N.A.	03/17/21	15,144
IDR	13,695,000,000	USD	960,985	Bank of America N.A.	03/17/21	18,089
IDR	39,155,036,850	USD	2,745,000	BNP Paribas S.A.	03/17/21	54,246
INR	20,240,000	USD	272,391	Bank of America N.A.	03/17/21	2,678
INR	30,360,000	USD	408,724	Barclays Bank PLC	03/17/21	3,879
INR	27,300,000	USD	367,560	BNP Paribas S.A.	03/17/21	3,456
INR	183,700,000	USD	2,473,288	BNP Paribas S.A.	03/17/21	23,256
KRW	655,182,660	USD	600,000	BNP Paribas S.A.	03/17/21	2,127
MXN	60,281,045	USD	2,978,080	Natwest Markets PLC	03/17/21	26,651
MYR	2,232,725	USD	550,000	Morgan Stanley & Co. International PLC	03/17/21	7,709
NOK	12,676,283	CAD	1,854,366	JPMorgan Chase Bank N.A.	03/17/21	20,949
SGD	2,397,966	USD	1,800,000	BNP Paribas S.A.	03/17/21	14,572
SGD	510,000	USD	382,467	Morgan Stanley & Co. International PLC	03/17/21	3,457
SGD	515,000	USD	386,361	Morgan Stanley & Co. International PLC	03/17/21	3,346
SGD	515,000	USD	386,361	Morgan Stanley & Co. International PLC	03/17/21	3,346
THB	40,300,000	USD	1,341,210	Deutsche Bank AG	03/17/21	4,085
TRY	1,804,750	USD	222,000	HSBC Bank USA N.A.	03/17/21	14,060
USD	593,928	BRL	3,018,283	BNP Paribas S.A.	03/17/21	13,760
USD	294,492	EUR	240,000	Bank of America N.A.	03/17/21	819
USD	307,383	EUR	250,000	Barclays Bank PLC	03/17/21	1,474
USD	1,179,562	EUR	960,000	BNP Paribas S.A.	03/17/21	4,871
USD	245,584	EUR	200,000	JPMorgan Chase Bank N.A.	03/17/21	857
USD	58,057	HKD	450,000	Royal Bank of Canada	03/17/21	1
USD	54,957	PLN	200,000	State Street Bank and Trust Co.	03/17/21	1,402
USD	568,120	TWD	15,700,000	Barclays Bank PLC	03/17/21	2,493
ZAR	295,612,914	USD	19,532,000	Morgan Stanley & Co. International PLC	03/17/21	401,917

						2,755,518

USD	2,222,535	INR	162,876,000	HSBC Bank USA N.A.	01/04/21	(6,582)
USD	2,222,535	INR	162,876,000	HSBC Bank USA N.A.	01/04/21	(6,582)
BRL	5,790,528	USD	1,152,000	BNP Paribas S.A.	01/05/21	(37,194)
BRL	23,170,698	USD	4,581,000	Citibank N.A.	01/05/21	(120,121)
USD	898,412	BRL	4,668,777	BNP Paribas S.A.	01/05/21	(432)
USD	1,114,270	BRL	5,790,528	BNP Paribas S.A.	01/05/21	(536)
USD	4,458,733	BRL	23,170,698	Citibank N.A.	01/05/21	(2,146)
USD	609,000	BRL	3,234,704	Deutsche Bank AG	01/05/21	(13,753)
USD	1,799,000	KRW	1,959,182,960	Barclays Bank PLC	01/07/21	(3,765)
USD	1,799,000	KRW	1,959,182,960	Barclays Bank PLC	01/07/21	(3,765)
MXN	18,311,300	USD	925,000	Citibank N.A.	01/13/21	(5,707)
MXN	18,311,300	USD	925,000	Citibank N.A.	01/13/21	(5,707)
PLN	3,334,089	USD	914,000	Bank of America N.A.	01/13/21	(21,428)
PLN	3,334,089	USD	914,000	Bank of America N.A.	01/13/21	(21,428)
PLN	2,482,051	USD	665,000	Citibank N.A.	01/13/21	(528)
PLN	2,482,051	USD	665,000	Citibank N.A.	01/13/21	(528)
PLN	578,098	USD	156,000	Goldman Sachs International	01/13/21	(1,237)
PLN	578,098	USD	156,000	Goldman Sachs International	01/13/21	(1,237)
USD	1,105,086	AUD	1,502,000	Bank of America N.A.	01/13/21	(53,013)
USD	400,018	AUD	541,000	BNP Paribas S.A.	01/13/21	(17,113)
USD	1,272,516	AUD	1,721,000	BNP Paribas S.A.	01/13/21	(54,440)
USD	1,287,553	AUD	1,698,000	Morgan Stanley & Co. International PLC	01/13/21	(21,670)

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,016,000	CAD	1,320,048	Morgan Stanley & Co. International PLC	01/13/21	$(21,096)
USD	1,016,000	CAD	1,320,048	Morgan Stanley & Co. International PLC	01/13/21	(21,096)
USD	1,020,000	CLP	782,564,400	Deutsche Bank AG	01/13/21	(81,273)
USD	917,000	COP	3,158,148,000	Citibank N.A.	01/13/21	(7,655)
USD	1,135,000	COP	3,925,965,000	Citibank N.A.	01/13/21	(14,459)
USD	913,000	COP	3,190,935,000	Deutsche Bank AG	01/13/21	(21,254)
USD	913,000	COP	3,190,935,000	Deutsche Bank AG	01/13/21	(21,254)
USD	1,143,000	COP	3,956,768,820	Goldman Sachs International	01/13/21	(15,478)
USD	719,641	EUR	603,000	Deutsche Bank AG	01/13/21	(17,181)
USD	646,000	KRW	713,377,800	Bank of America N.A.	01/13/21	(9,721)
USD	646,000	KRW	713,377,800	Bank of America N.A.	01/13/21	(9,721)
USD	632,000	KRW	704,680,000	JPMorgan Chase Bank N.A.	01/13/21	(15,726)
USD	632,000	KRW	704,680,000	JPMorgan Chase Bank N.A.	01/13/21	(15,726)
USD	932,000	MXN	18,652,349	Bank of America N.A.	01/13/21	(4,415)
USD	938,000	MXN	18,843,408	Bank of America N.A.	01/13/21	(8,007)
USD	1,009,000	MXN	20,241,852	Bank of America N.A.	01/13/21	(7,214)
USD	422,862	MXN	8,460,222	HSBC Bank USA N.A.	01/13/21	(1,872)
USD	422,862	MXN	8,460,222	HSBC Bank USA N.A.	01/13/21	(1,872)
USD	1,091,000	MXN	22,029,568	HSBC Bank USA N.A.	01/13/21	(14,964)
USD	1,182,000	MXN	23,634,681	Morgan Stanley & Co. International PLC	01/13/21	(4,546)
USD	922,000	NOK	8,048,783	Bank of America N.A.	01/13/21	(16,729)
USD	1,325,000	PLN	4,963,112	BNP Paribas S.A.	01/13/21	(3,678)
USD	1,325,000	PLN	4,963,112	BNP Paribas S.A.	01/13/21	(3,678)
USD	366,000	RUB	27,113,280	Bank of America N.A.	01/13/21	(611)
USD	938,000	RUB	70,509,460	Bank of America N.A.	01/13/21	(15,391)
USD	938,000	RUB	70,509,460	Bank of America N.A.	01/13/21	(15,391)
USD	1,405,000	RUB	104,082,400	Bank of America N.A.	01/13/21	(2,346)
USD	843,000	RUB	64,011,185	BNP Paribas S.A.	01/13/21	(22,524)
USD	2,346,000	RUB	176,653,800	Citibank N.A.	01/13/21	(42,617)
USD	1,135,000	ZAR	17,339,055	Bank of America N.A.	01/13/21	(43,292)
USD	1,135,000	ZAR	17,339,054	Bank of America N.A.	01/13/21	(43,292)
USD	1,220,000	ZAR	18,615,370	Bank of America N.A.	01/13/21	(45,025)
USD	1,757,204	ZAR	26,812,297	Bank of America N.A.	01/13/21	(64,850)
BRL	5,872,205	USD	1,152,000	BNP Paribas S.A.	02/02/21	(21,835)
BRL	20,246,873	USD	3,972,000	BNP Paribas S.A.	02/02/21	(75,284)
USD	654,000	TRY	5,248,357	Barclays Bank PLC	02/16/21	(41,102)
USD	1,670,000	COP	6,426,160,000	Morgan Stanley & Co. International PLC	02/17/21	(210,599)
EUR	563,000	USD	691,327	Citibank N.A.	02/24/21	(2,740)
USD	22,192,714	CNH	146,514,080	Morgan Stanley & Co. International PLC	02/24/21	(263,210)
USD	2,555,948	COP	9,304,673,290	Deutsche Bank AG	02/24/21	(166,188)
USD	454,063	EUR	372,787	Citibank N.A.	02/24/21	(1,881)
USD	672,518	EUR	563,000	JPMorgan Chase Bank N.A.	02/24/21	(16,070)
USD	1,400,505	EUR	1,172,436	JPMorgan Chase Bank N.A.	02/24/21	(33,466)
USD	5,886,124	IDR	83,824,292,000	JPMorgan Chase Bank N.A.	02/24/21	(117,383)
USD	1,951,000	RUB	149,719,740	Citibank N.A.	02/24/21	(62,116)
USD	13,524,484	RUB	1,032,973,037	Citibank N.A.	02/24/21	(364,763)
USD	10,243,670	MXN	207,690,405	Barclays Bank PLC	02/26/21	(131,396)
USD	3,580,511	MXN	72,423,000	Deutsche Bank AG	02/26/21	(37,342)
PEN	2,442,747	USD	681,000	Citibank N.A.	03/09/21	(6,059)
PEN	2,442,747	USD	681,000	Citibank N.A.	03/09/21	(6,059)
CAD	1,068,379	USD	840,000	Natwest Markets PLC	03/17/21	(504)
CAD	3,600,000	USD	2,830,611	Natwest Markets PLC	03/17/21	(1,854)
CNH	11,330	AUD	2,278	Natwest Markets PLC	03/17/21	(23)
EUR	1,843,672	AUD	2,965,266	Royal Bank of Canada	03/17/21	(31,452)
EUR	235,000	GBP	212,102	Barclays Bank PLC	03/17/21	(2,625)
EUR	985,000	GBP	889,027	Barclays Bank PLC	03/17/21	(11,008)
EUR	748,713	GBP	677,174	Deutsche Bank AG	03/17/21	(10,300)
EUR	754,277	GBP	681,218	Deutsche Bank AG	03/17/21	(9,024)
EUR	819,887	GBP	747,686	Deutsche Bank AG	03/17/21	(19,677)
EUR	211,287	GBP	191,047	Goldman Sachs International	03/17/21	(2,836)
EUR	215,723	GBP	194,863	JPMorgan Chase Bank N.A.	03/17/21	(2,628)
EUR	950,000	GBP	869,141	JPMorgan Chase Bank N.A.	03/17/21	(26,630)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	120,113	GBP	109,475	UBS AG	03/17/21	$(2,800)
JPY	226,637,151	AUD	2,888,467	State Street Bank and Trust Co.	03/17/21	(31,453)
JPY	313,851,120	AUD	4,000,000	State Street Bank and Trust Co.	03/17/21	(43,557)
JPY	2,671,301,325	EUR	21,166,501	Westpac Banking Corp.	03/17/21	(7,815)
PLN	3,536,414	USD	970,000	Morgan Stanley & Co. International PLC	03/17/21	(23,038)
RUB	171,977,300	USD	2,330,000	BNP Paribas S.A.	03/17/21	(23,143)
TWD	30,428,310	USD	1,100,000	BNP Paribas S.A.	03/17/21	(3,753)
USD	1,844,716	AUD	2,434,000	Royal Bank of Canada	03/17/21	(32,895)
USD	6,410,813	CNH	42,050,000	BNP Paribas S.A.	03/17/21	(25,095)
USD	9,414,215	CNH	61,750,000	BNP Paribas S.A.	03/17/21	(36,851)
USD	2,097,403	CNH	13,777,000	Citibank N.A.	03/17/21	(11,218)
USD	2,888,065	CNH	18,920,000	Deutsche Bank AG	03/17/21	(7,711)
USD	1,555,939	CNH	10,190,000	HSBC Bank USA N.A.	03/17/21	(3,678)
USD	1,538,263	CNH	10,110,000	UBS AG	03/17/21	(9,110)
USD	117,521	EUR	96,515	Bank of America N.A.	03/17/21	(578)
USD	389,448	EUR	321,250	Bank of America N.A.	03/17/21	(3,645)
USD	469,490	EUR	385,572	Bank of America N.A.	03/17/21	(2,309)
USD	718,287	EUR	590,000	Bank of America N.A.	03/17/21	(3,659)
USD	761,318	EUR	628,000	Bank of America N.A.	03/17/21	(7,125)
USD	3,788,544	EUR	3,120,000	Bank of America N.A.	03/17/21	(29,201)
USD	43,812	EUR	36,000	Barclays Bank PLC	03/17/21	(239)
USD	426,749	EUR	350,000	Barclays Bank PLC	03/17/21	(1,523)
USD	462,252	EUR	380,000	Barclays Bank PLC	03/17/21	(2,730)
USD	1,112,274	EUR	914,000	Barclays Bank PLC	03/17/21	(6,129)
USD	1,426,160	EUR	1,170,000	Barclays Bank PLC	03/17/21	(5,495)
USD	425,942	EUR	350,000	Citibank N.A.	03/17/21	(2,330)
USD	463,581	EUR	380,000	Citibank N.A.	03/17/21	(1,401)
USD	475,781	EUR	390,000	Citibank N.A.	03/17/21	(1,438)
USD	1,154,339	EUR	950,000	Goldman Sachs International	03/17/21	(8,115)
USD	66,800,250	EUR	55,000,000	Morgan Stanley & Co. International PLC	03/17/21	(499,740)
USD	124,930	EUR	102,529	Natwest Markets PLC	03/17/21	(528)
USD	234,910	EUR	192,786	Natwest Markets PLC	03/17/21	(990)
USD	12,867,260	GBP	9,595,000	Bank of America N.A.	03/17/21	(259,799)
USD	847,668	GBP	630,000	Barclays Bank PLC	03/17/21	(14,244)
USD	1,192,413	GBP	880,000	Barclays Bank PLC	03/17/21	(11,528)
USD	1,197,839	GBP	890,000	Barclays Bank PLC	03/17/21	(19,783)
USD	1,196,857	GBP	880,000	HSBC Bank USA N.A.	03/17/21	(7,084)
USD	1,410,961	GBP	1,060,000	HSBC Bank USA N.A.	03/17/21	(39,241)
USD	1,998,870	GBP	1,500,000	Morgan Stanley & Co. International PLC	03/17/21	(53,302)
USD	2,727,172	GBP	2,000,000	Northern Trust Co.	03/17/21	(9,057)
USD	704,084	IDR	10,047,280,000	Bank of America N.A.	03/17/21	(14,209)
USD	852,681	IDR	12,151,553,798	Bank of America N.A.	03/17/21	(16,050)
USD	855,294	IDR	12,151,555,000	Bank of America N.A.	03/17/21	(13,437)
USD	222,811	IDR	3,172,830,000	BNP Paribas S.A.	03/17/21	(4,019)
USD	270,000	INR	20,097,477	BNP Paribas S.A.	03/17/21	(3,131)
USD	6,673,434	INR	495,660,000	BNP Paribas S.A.	03/17/21	(62,750)
USD	16,690,950	JPY	1,728,165,941	Bank of America N.A.	03/17/21	(59,747)
USD	4,083,144	JPY	422,760,000	Morgan Stanley & Co. International PLC	03/17/21	(14,567)
USD	200,000	NOK	1,738,508	Morgan Stanley & Co. International PLC	03/17/21	(2,709)
USD	119,625	SEK	1,000,000	State Street Bank and Trust Co.	03/17/21	(2,011)
USD	310,000	SEK	2,590,804	State Street Bank and Trust Co.	03/17/21	(5,137)
USD	20,729,709	ZAR	313,740,000	Morgan Stanley & Co. International PLC	03/17/21	(426,563)
USD	5,868,405	IDR	83,824,291,426	JPMorgan Chase Bank N.A.	03/31/21	(116,962)

						(4,703,542)

						$(1,948,024)

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
ConocoPhillips	58	01/15/21	USD	44.00	USD	232	$1,914
D.R. Horton, Inc.	110	01/15/21	USD	80.00	USD	758	1,210
DAX Index	34	01/15/21	EUR	13,800.00	EUR	2,332	42,834
Exxon Mobil Corp.	137	01/15/21	USD	45.00	USD	565	2,740
Industrial Select Sector SPDR Fund	100	01/15/21	USD	92.00	USD	885	3,450
iShares MSCI Emerging Markets	102	01/15/21	USD	51.00	USD	527	12,393
Marathon Oil Corp.	82	01/15/21	USD	5.00	USD	55	13,776
Merck & Co., Inc.	81	01/15/21	USD	85.00	USD	663	4,172
Micron Technology, Inc.	159	01/15/21	USD	77.50	USD	1,195	39,114
SPDR S&P 500 ETF Trust	477	01/15/21	USD	370.00	USD	17,834	380,407
SPDR S&P 500 ETF Trust	108	01/15/21	USD	373.00	USD	4,038	63,450
SPDR S&P 500 ETF Trust	321	01/15/21	USD	375.00	USD	12,002	148,783
SPDR S&P Oil & Gas Exploration & Production ETF	110	01/15/21	USD	62.00	USD	644	11,880
United Parcel Service, Inc.	16	01/15/21	USD	180.00	USD	269	760
VanEck Vectors Semiconductor ETF	18	01/15/21	USD	185.00	USD	393	60,165
VanEck Vectors Semiconductor ETF	53	01/15/21	USD	205.00	USD	1,158	77,115
VanEck Vectors Semiconductor ETF	32	01/15/21	USD	225.00	USD	699	6,224
Walt Disney Co.	60	01/15/21	USD	160.00	USD	1,087	129,150
Wayfair, Inc.	11	01/15/21	USD	280.00	USD	248	798
Capri Holdings Ltd.	78	02/19/21	USD	45.00	USD	328	23,712
DAX Index	10	02/19/21	EUR	14,000.00	EUR	686	17,897
Exxon Mobil Corp.	235	02/19/21	USD	45.00	USD	969	24,557
iShares MSCI Emerging Markets	109	02/19/21	USD	51.00	USD	563	21,255
SPDR S&P 500 ETF Trust	1,059	02/19/21	USD	380.00	USD	39,594	728,592
SPDR S&P 500 ETF Trust	228	02/19/21	USD	382.00	USD	8,524	134,406
Volvo AB, Class B	60	02/19/21	SEK	210.00	SEK	1,163	1,696
Walmart, Inc.	41	02/19/21	USD	155.00	USD	591	7,769
Alibaba Group Holding Ltd., ADR	30	03/19/21	USD	240.00	USD	698	42,225
ESTX Banks	1,474	03/19/21	EUR	85.00	EUR	77	130,552
iShares MSCI Brazil ETF	221	03/19/21	USD	40.00	USD	819	29,835
Lowe’s Cos., Inc.	32	03/19/21	USD	170.00	USD	514	15,840
PayPal Holdings, Inc.	21	03/19/21	USD	250.00	USD	492	22,417
SPDR S&P 500 ETF Trust	14	12/17/21	USD	360.00	USD	523	53,047

							2,254,135

Put
SPDR S&P 500 ETF Trust	483	01/04/21	USD	350.00	USD	18,058	5,072
SPDR S&P 500 ETF Trust	220	01/04/21	USD	360.00	USD	8,225	3,740
CBOE Volatility Index	452	01/20/21	USD	22.00	USD	1,028	67,800
CBOE Volatility Index	400	02/17/21	USD	21.00	USD	910	49,000
Euro-Bund	122	02/19/21	EUR	175.00	EUR	21,672	38,751
CBOE Volatility Index	400	03/17/21	USD	21.00	USD	910	63,000
CBOE Volatility Index	114	03/17/21	USD	24.00	USD	259	35,910
iShares iBoxx $ Investment Grade Corporate Bond ETF	264	03/19/21	USD	134.00	USD	3,647	26,928

							290,201

							$2,544,336

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency	One Touch	Goldman Sachs International	—	01/15/21	NOK	11.75	NOK	11.75	EUR	388	$874
USD Currency	One Touch	Citibank N.A.	—	02/18/21	NOK	8.10	NOK	8.1	USD	234	24,789
USD Currency	One Touch	HSBC Bank USA N.A.	—	02/18/21	JPY	100.00	JPY	100	USD	320	64,518
EUR Currency	One Touch	Bank of America N.A.	—	03/09/21	USD	1.17	USD	1.17	EUR	226	30,126
EUR Currency	One Touch	BNP Paribas S.A.	—	06/28/21	USD	1.25	USD	1.25	EUR	220	71,557

											191,864

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

OTC Barrier Options Purchased (continued)

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down-and-out	Morgan Stanley & Co. International PLC	—	01/15/21	MXN	20.00	MXN	19.1	USD	1,720	$14,340
EUR Currency	One Touch	Bank of America N.A.	—	01/20/21	USD	1.20	USD	1.195	EUR	525	60,372
USD Currency	One Touch	Bank of America N.A.	—	02/04/21	KRW	1,071.00	KRW	1071	USD	270	54,667
EUR Currency	Down-and-out	Bank of America N.A.	—	02/18/21	USD	1.21	USD	1.175	EUR	8,476	22,191
EUR Currency	Down-and-out	Bank of America N.A.	—	03/04/21	USD	1.21	USD	1.175	EUR	8,476	54,664
USD Currency	One Touch	Citibank N.A.	—	04/23/21	TRY	7.35	TRY	7.35	USD	436	123,316
EUR Currency	One Touch	BNP Paribas S.A.	—	05/28/21	PLN	4.25	PLN	4.25	EUR	171	6,798
EUR Currency	One Touch	BNP Paribas S.A.	—	05/28/21	HUF	340.00	HUF	340	EUR	184	11,252

											347,600

											$539,464

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
USD Currency	Bank of America N.A.	—	01/05/21	KRW	1,110.00	USD	3,598	$414
USD Currency	BNP Paribas S.A.	—	01/07/21	ZAR	15.30	USD	3,200	3,334
GBP Currency	Goldman Sachs International	—	01/08/21	USD	1.40	GBP	4,210	2,683
USD Currency	JPMorgan Chase Bank N.A.	—	01/11/21	KRW	1,180.00	USD	3,928	28
USD Currency	JPMorgan Chase Bank N.A.	—	01/11/21	KRW	1,095.00	USD	4,114	16,740
EUR Currency	Bank of America N.A.	—	01/12/21	USD	1.23	EUR	30,000	96,571
EUR Currency	Goldman Sachs International	—	01/12/21	USD	1.21	EUR	15,000	151,619
EUR Currency	UBS AG	—	01/12/21	CHF	1.10	EUR	4,200	1,124
USD Currency	JPMorgan Chase Bank N.A.	—	01/21/21	CNH	6.60	USD	13,000	24,375
USD Currency	Citibank N.A.	—	01/26/21	RUB	78.50	USD	2,182	10,539
USD Currency	Citibank N.A.	—	02/12/21	RUB	81.00	USD	1,268	5,933
USD Currency	Morgan Stanley & Co. International PLC	—	02/12/21	MXN	22.35	USD	2,946	5,659
EUR Currency	Bank of America N.A.	—	03/01/21	USD	1.22	EUR	4,640	55,681
EUR Currency	UBS AG	—	03/01/21	USD	1.22	EUR	9,270	111,242
USD Currency	JPMorgan Chase Bank N.A.	—	03/18/21	ZAR	14.75	USD	1,631	52,732
USD Currency	Morgan Stanley & Co. International PLC	—	03/18/21	CLP	730.00	USD	4,660	64,201
SPDR S&P 500 ETF Trust	Morgan Stanley & Co. International PLC	8,400	06/18/21	USD	360.00	USD	3,141	246,551

								849,426

Put
EUR Currency	Citibank N.A.	—	01/07/21	GBP	0.90	EUR	9,440	65,815
USD Currency	JPMorgan Chase Bank N.A.	—	01/11/21	KRW	1,140.00	USD	3,928	175,350
USD Currency	Citibank N.A.	—	01/15/21	TRY	7.60	USD	1,502	40,431
USD Currency	Deutsche Bank AG	—	01/15/21	MXN	20.00	USD	860	12,594
EUR Currency	Bank of America N.A.	—	01/21/21	USD	1.18	EUR	24,250	5,244
USD Currency	Goldman Sachs International	—	01/21/21	BRL	5.10	USD	4,690	56,303
USD Currency	JPMorgan Chase Bank N.A.	—	01/25/21	JPY	101.00	USD	35,000	46,060
USD Currency	Morgan Stanley & Co. International PLC	—	01/25/21	COP	3,630.00	USD	3,052	191,351
USD Currency	Citibank N.A.	—	01/26/21	RUB	72.00	USD	2,182	8,724
USD Currency	Deutsche Bank AG	—	01/26/21	RUB	75.50	USD	4,364	108,306
USD Currency	UBS AG	—	01/26/21	RUB	72.00	USD	2,182	8,724
USD Currency	Bank of America N.A.	—	02/03/21	JPY	101.00	USD	26,421	51,099
EUR Currency	Bank of America N.A.	—	02/05/21	RUB	89.00	EUR	3,770	37,259
USD Currency	Morgan Stanley & Co. International PLC	—	02/05/21	BRL	4.95	USD	3,424	24,581
USD Currency	BNP Paribas S.A.	—	02/08/21	IDR	14,100.00	USD	4,566	87,092
USD Currency	Deutsche Bank AG	—	02/08/21	TRY	7.85	USD	1,826	99,387
USD Currency	JPMorgan Chase Bank N.A.	—	02/09/21	IDR	14,000.00	USD	4,570	66,754
USD Currency	Morgan Stanley & Co. International PLC	—	02/11/21	BRL	5.25	USD	9,821	328,149
USD Currency	Bank of America N.A.	—	02/12/21	NOK	8.65	USD	1,844	39,954
USD Currency	Deutsche Bank AG	—	02/12/21	RUB	75.50	USD	5,945	167,500
USD Currency	Goldman Sachs International	—	02/12/21	MXN	20.60	USD	9,821	403,938
USD Currency	Morgan Stanley & Co. International PLC	—	02/12/21	COP	3,760.00	USD	5,893	589,353
EUR Currency	Citibank N.A.	—	02/17/21	GBP	0.87	EUR	9,130	28,275
USD Currency	Citibank N.A.	—	02/19/21	RUB	76.00	USD	4,332	145,235

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
USD Currency	Citibank N.A.	—	02/22/21	MXN	20.00	USD	6,497	$145,279
TRY Currency	Citibank N.A.	—	04/22/21	TRY	7.75	USD	650	24,879

								2,957,636

								$3,807,062

OTC Dual Binary Options Purchased

Description(a)	Counterparty	Units	Expiration Date	Notional Amount (000)	Value
Put
SPX <= 3,511.53 and USSW10 >= 97.1	Goldman Sachs International	13	01/08/21	USD 46	$419
SPX <= 3,511.53 and USSW10 >= 97.4	Goldman Sachs International	13	01/15/21	USD 46	1,466
SPX <= 3,511.53 and USSW10 >= 100.35	Goldman Sachs International	22	03/19/21	USD 77	6,281

					$ 8,166

(a)	Option only pays if both terms are met on the expiration date.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
30-Year Interest Rate Swap, 01/21/51	3-Month LIBOR, 0.24%	Quarterly	1.16%	Semi-Annual	Morgan Stanley & Co. International PLC	01/19/21	1.16%	USD	17,406	$19,497
30-Year Interest Rate Swap, 02/11/51	3-Month LIBOR, 0.24%	Quarterly	1.30%	Semi-Annual	Citibank N.A.	02/09/21	1.30	USD	10,986	132,881
30-Year Interest Rate Swap, 02/20/51	3-Month LIBOR, 0.24%	Quarterly	1.27%	Semi-Annual	Goldman Sachs International	02/18/21	1.27	USD	11,614	140,096
30-Year Interest Rate Swap, 06/06/51	3-Month LIBOR, 0.24%	Quarterly	1.00%	Semi-Annual	JPMorgan Chase Bank N.A.	06/04/21	1.00	USD	6,264	80,881
30-Year Interest Rate Swap, 06/13/51	3-Month LIBOR, 0.24%	Quarterly	1.00%	Semi-Annual	BNP Paribas S.A.	06/11/21	1.00	USD	2,043	27,604

										400,959

Put
30-Year Interest Rate Swap, 01/28/51	1.48%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Citibank N.A.	01/26/21	1.48	USD	7,179	77,182
30-Year Interest Rate Swap, 02/10/51	0.89%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Citibank N.A.	02/08/21	0.89	USD	3,789	510,185
5-Year Interest Rate Swap, 04/08/26	0.60%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Bank of America N.A.	04/06/21	0.60	USD	22,427	36,332
5-Year Interest Rate Swap, 04/08/26	0.60%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Bank of America N.A.	04/06/21	0.60	USD	32,039	51,902
5-Year Interest Rate Swap, 04/08/26	0.62%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Bank of America N.A.	04/06/21	0.62	USD	22,427	31,995
5-Year Interest Rate Swap, 05/26/26	0.63%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	05/24/21	0.63	USD	55,869	136,937
5-Year Interest Rate Swap, 05/27/26	0.64%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	05/25/21	0.64	USD	56,160	132,283
5-Year Interest Rate Swap, 05/27/26	0.64%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Goldman Sachs International	05/25/21	0.64	USD	56,160	132,283

										1,109,099

										$1,510,058

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Citigroup, Inc.	48	01/15/21	USD	50.00	USD	296	$(56,520)
Penn National Gaming, Inc.	26	01/15/21	USD	110.00	USD	225	(754)
SPDR S&P 500 ETF Trust	228	01/15/21	USD	380.00	USD	8,524	(51,300)
SPDR S&P Oil & Gas Exploration & Production ETF	110	01/15/21	USD	68.00	USD	644	(2,530)
U.S. Bancorp	106	01/15/21	USD	45.00	USD	494	(23,002)
United Parcel Service, Inc.	32	01/15/21	USD	190.00	USD	539	(448)
VanEck Vectors Semiconductor ETF	18	01/15/21	USD	210.00	USD	393	(18,675)
Walt Disney Co.	30	01/15/21	USD	175.00	USD	544	(24,900)
Bank of America Corp.	159	02/19/21	USD	29.00	USD	482	(34,980)
Capri Holdings Ltd.	78	02/19/21	USD	55.00	USD	328	(4,758)
ConocoPhillips	116	02/19/21	USD	55.00	USD	464	(1,450)
Exxon Mobil Corp.	85	02/19/21	USD	55.00	USD	350	(1,233)
iShares iBoxx $ Investment Grade Corporate Bond ETF	440	02/19/21	USD	139.00	USD	6,078	(36,300)
Societe Generale SA	133	02/19/21	EUR	20.00	EUR	226	(3,737)
Alibaba Group Holding Ltd., ADR	30	03/19/21	USD	300.00	USD	698	(6,195)
Apple, Inc.	117	03/19/21	USD	150.00	USD	1,552	(40,365)
Applied Materials, Inc.	5	03/19/21	USD	100.00	USD	43	(948)
Bank of America Corp.	177	03/19/21	USD	33.00	USD	536	(12,478)
Citigroup, Inc.	45	03/19/21	USD	52.50	USD	277	(45,450)
Citigroup, Inc.	129	03/19/21	USD	70.00	USD	795	(16,189)
ESTX Banks	1,474	03/19/21	EUR	95.00	EUR	86	(42,767)
Goldman Sachs Group, Inc.	31	03/19/21	USD	270.00	USD	818	(36,270)
iShares iBoxx $ Investment Grade Corporate Bond ETF	264	03/19/21	USD	140.00	USD	3,647	(16,764)
iShares iBoxx $ Investment Grade Corporate Bond ETF	377	03/19/21	USD	139.00	USD	5,208	(39,962)
iShares MSCI Brazil ETF	221	03/19/21	USD	45.00	USD	819	(7,624)
Johnson & Johnson	18	03/19/21	USD	170.00	USD	283	(4,311)
JPMorgan Chase & Co.	14	03/19/21	USD	135.00	USD	178	(4,760)
JPMorgan Chase & Co.	54	03/19/21	USD	140.00	USD	686	(11,799)
Lowe’s Cos., Inc.	32	03/19/21	USD	190.00	USD	514	(4,016)
NVIDIA Corp.	5	03/19/21	USD	700.00	USD	261	(2,025)
PayPal Holdings, Inc.	21	03/19/21	USD	310.00	USD	492	(3,098)
Southwest Airlines Co.	59	03/19/21	USD	60.00	USD	275	(3,068)
Starbucks Corp.	30	03/19/21	USD	105.00	USD	321	(19,200)
Toll Brothers, Inc.	46	03/19/21	USD	55.00	USD	200	(2,645)
Goldman Sachs Group, Inc.	10	04/16/21	USD	240.00	USD	264	(30,750)
SPDR S&P 500 ETF Trust	343	06/18/21	USD	400.00	USD	12,824	(241,300)

							(852,571)

Put
D.R. Horton, Inc.	110	01/15/21	USD	60.00	USD	758	(1,320)
Freeport-McMoRan, Inc.	100	01/15/21	USD	18.00	USD	260	(100)
Freeport-McMoRan, Inc.	48	01/15/21	USD	19.00	USD	125	(144)
Merck & Co., Inc.	81	01/15/21	USD	72.50	USD	663	(932)
SPDR S&P 500 ETF Trust	483	01/15/21	USD	330.00	USD	18,058	(20,044)
SPDR S&P 500 ETF Trust	253	01/15/21	USD	345.00	USD	9,459	(20,999)
SPDR S&P Oil & Gas Exploration & Production ETF	110	01/15/21	USD	50.00	USD	644	(2,640)
Wayfair, Inc.	11	01/15/21	USD	230.00	USD	248	(14,410)
CBOE Volatility Index	120	01/20/21	USD	18.00	USD	273	(1,200)
CBOE Volatility Index	332	01/20/21	USD	19.00	USD	755	(9,130)
CBOE Volatility Index	800	02/17/21	USD	17.00	USD	1,820	(14,000)
Bank of America Corp.	148	02/19/21	USD	26.00	USD	449	(3,700)
Capri Holdings Ltd.	78	02/19/21	USD	30.00	USD	328	(4,056)
Volvo AB, Class B	60	02/19/21	SEK	180.00	SEK	1,163	(2,297)
Walmart, Inc.	41	02/19/21	USD	135.00	USD	591	(7,442)
CBOE Volatility Index	800	03/17/21	USD	17.00	USD	1,820	(28,000)
Alibaba Group Holding Ltd., ADR	30	03/19/21	USD	175.00	USD	698	(7,305)
Lowe’s Cos., Inc.	32	03/19/21	USD	135.00	USD	514	(5,872)
SPDR S&P 500 ETF Trust	114	06/18/21	USD	250.00	USD	4,262	(24,852)
SPDR S&P 500 ETF Trust	8	12/17/21	USD	270.00	USD	299	(6,265)

							(174,708)

							$(1,027,279)

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	BNP Paribas S.A.	01/07/21	ZAR	15.80	USD	4,570	$(882)
USD Currency	JPMorgan Chase Bank N.A.	01/11/21	KRW	1,160.00	USD	3,928	(90)
EUR Currency	Bank of America N.A.	01/12/21	USD	1.22	EUR	15,000	(151,619)
EUR Currency	UBS AG	01/12/21	CHF	1.14	EUR	4,200	(31)
USD Currency	Goldman Sachs International	01/21/21	BRL	5.25	USD	2,344	(39,180)
USD Currency	Bank of America N.A.	01/22/21	TRY	7.75	USD	703	(5,749)
USD Currency	Morgan Stanley & Co. International PLC	01/25/21	COP	3,800.00	USD	3,052	(1,401)
USD Currency	Deutsche Bank AG	01/26/21	RUB	78.50	USD	4,364	(21,078)
USD Currency	Bank of America N.A.	02/05/21	RUB	92.00	EUR	2,638	(51,203)
USD Currency	Bank of America N.A.	02/12/21	NOK	9.00	USD	1,844	(8,399)
USD Currency	Deutsche Bank AG	02/12/21	RUB	81.00	USD	1,268	(5,933)
USD Currency	Goldman Sachs International	02/12/21	MXN	22.35	USD	2,946	(5,659)
USD Currency	Citibank N.A.	02/19/21	RUB	80.00	USD	3,032	(20,305)
USD Currency	Citibank N.A.	02/22/21	MXN	21.00	USD	4,332	(37,922)
EUR Currency	Bank of America N.A.	03/01/21	USD	1.25	EUR	4,640	(16,541)
EUR Currency	UBS AG	03/01/21	USD	1.25	EUR	9,270	(33,045)
USD Currency	JPMorgan Chase Bank N.A.	03/18/21	ZAR	15.50	USD	1,631	(24,909)
USD Currency	Morgan Stanley & Co. International PLC	03/18/21	CLP	780.00	USD	4,660	(17,526)

							(441,472)

Put
USD Currency	Citibank N.A.	01/15/21	TRY	7.30	USD	1,716	(10,562)
USD Currency	Deutsche Bank AG	01/15/21	MXN	19.50	USD	860	(3,259)
USD Currency	Goldman Sachs International	01/21/21	BRL	4.90	USD	7,034	(18,169)
USD Currency	Deutsche Bank AG	01/26/21	RUB	72.00	USD	4,364	(17,447)
USD Currency	Deutsche Bank AG	02/08/21	TRY	7.55	USD	2,283	(58,908)
USD Currency	Morgan Stanley & Co. International PLC	02/11/21	BRL	4.95	USD	12,768	(106,600)
USD Currency	Deutsche Bank AG	02/12/21	RUB	72.50	USD	7,729	(65,449)
USD Currency	Goldman Sachs International	02/12/21	MXN	19.50	USD	12,768	(117,542)
USD Currency	Morgan Stanley & Co. International PLC	02/12/21	COP	3,600.00	USD	7,661	(433,107)
USD Currency	Citibank N.A.	02/19/21	RUB	72.00	USD	5,415	(40,093)
USD Currency	JPMorgan Chase Bank N.A.	03/18/21	ZAR	14.00	USD	1,631	(12,461)
USD Currency	Morgan Stanley & Co. International PLC	03/18/21	CLP	700.00	USD	4,660	(74,798)

							(958,395)

							$(1,399,867)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
30-Year Interest Rate Swap, 02/20/51	1.07%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Goldman Sachs International	02/18/21	1.07%	USD	11,614	$(39,506)
30-Year Interest Rate Swap, 03/26/51	0.87%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Citibank N.A.	03/24/21	0.87	USD	9,600	(30,833)
30-Year Interest Rate Swap, 06/06/51	0.50%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	JPMorgan Chase Bank N.A.	06/04/21	0.50	USD	6,264	(17,745)
30-Year Interest Rate Swap, 06/13/51	0.50%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	BNP Paribas S.A.	06/11/21	0.50	USD	2,042	(6,220)
10-Year Interest Rate Swap, 09/22/31	0.55%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	09/20/21	0.55	USD	3,740	(18,880)
			6-Month
5-Year Interest Rate Swap, 04/10/27	0.02%	Annual	EURIBOR, (0.53%)	Semi-Annual	Barclays Bank PLC	04/08/22	0.02	EUR	10,850	(276,782)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call (continued)
5-Year Interest Rate Swap, 04/21/27	0.13%	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	Barclays Bank PLC	04/19/22	0.13%	EUR	7,160	$(141,092)
5-Year Interest Rate Swap, 04/21/27	0.15%	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	Barclays Bank PLC	04/19/22	0.15	EUR	2,861	(53,307)

										(584,365)

Put
30-Year Interest Rate Swap, 02/10/51	3-Month LIBOR, 0.24%	Quarterly	1.24%	Semi-Annual	Citibank N.A.	02/08/21	1.24	USD	5,684	(292,999)
5-Year Interest Rate Swap, 02/10/26	3-Month LIBOR, 0.24%	Quarterly	0.39%	Semi-Annual	Citibank N.A.	02/08/21	0.39	USD	20,840	(82,044)
5-Year Interest Rate Swap, 04/08/26	3-Month LIBOR, 0.24%	Quarterly	0.85%	Semi-Annual	Bank of America N.A.	04/06/21	0.85	USD	22,427	(8,200)
5-Year Interest Rate Swap, 04/08/26	3-Month LIBOR, 0.24%	Quarterly	0.85%	Semi-Annual	Bank of America N.A.	04/06/21	0.85	USD	32,039	(11,714)
5-Year Interest Rate Swap, 04/08/26	3-Month LIBOR, 0.24%	Quarterly	0.87%	Semi-Annual	Bank of America N.A.	04/06/21	0.87	USD	22,427	(7,358)
10-Year Interest Rate Swap, 09/22/31	3-Month LIBOR, 0.24%	Quarterly	1.40%	Semi-Annual	Morgan Stanley & Co. International PLC	09/20/21	1.40	USD	7,480	(62,185)
5-Year Interest Rate Swap, 04/10/27	6-Month EURIBOR, (0.53%)	Semi-Annual	0.02%	Annual	Barclays Bank PLC	04/08/22	0.02	EUR	10,850	(21,523)
5-Year Interest Rate Swap, 04/21/27	6-Month EURIBOR, (0.53%)	Semi-Annual	0.13%	Annual	Barclays Bank PLC	04/19/22	0.13	EUR	7,160	(21,809)
5-Year Interest Rate Swap, 04/21/27	6-Month EURIBOR, (0.53%)	Semi-Annual	0.15%	Annual	Barclays Bank PLC	04/19/22	0.15	EUR	2,861	(9,408)
										(517,240)

										$(1,101,605)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.IG.35.V1	5.00%	Quarterly	12/20/25	USD	9,090	$(864,182)	$(394,968)	$(469,214)
CDX.NA.IG.35.V1	1.00	Quarterly	12/20/25	USD	5,328	(132,438)	(123,416)	(9,022)

						$(996,620)	$(518,384)	$(478,236)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received	)	Unrealized Appreciation (Depreciation	)

ITRAXX.XO.28.V2	1.00%	Quarterly	12/20/22	CC-		EUR	1,318		$27,068	$8,701		$18,367
CDX.NA.IG.30.V1	1.00	Quarterly	06/20/23	B+		USD	830		11,473	6,262		5,211
ITRAXX.XO.29.V2	1.00	Quarterly	06/20/23	CC+		EUR	1,020		24,459	11,031		13,428
CDX.NA.HY.34.V9	5.00	Quarterly	06/20/25	CCC+		USD	9,544		903,142	370,968		532,174
ITRAXX.XO.34.V1	5.00	Quarterly	12/20/25	B		EUR	1,532		225,998	146,939		79,059

									$1,192,140	$543,901		$648,239

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency

6-Month GBP LIBOR	Semi-Annual	3.51%	Quarterly	12/15/24	GBP	550	$(27,289)	$26	$(27,315)
6-Month GBP LIBOR	Semi-Annual	3.35%	Quarterly	01/15/25	GBP	270	(10,107)	13	(10,120)
6-Month GBP LIBOR	Semi-Annual	3.30%	Quarterly	02/15/25	GBP	620	(17,963)	29	(17,992)
6-Month GBP LIBOR	Semi-Annual	3.17%	Quarterly	04/15/25	GBP	1,710	(26,988)	81	(27,069)
6-Month GBP LIBOR	Semi-Annual	3.14%	Quarterly	05/15/25	GBP	320	(3,984)	14	(3,998)
6-Month EURIBOR	Quarterly	0.67%	Semi-Annual	10/15/25	EUR	1,750	19,144	75	19,069
6-Month EURIBOR	Quarterly	0.68%	Semi-Annual	10/15/25	EUR	1,790	17,916	76	17,840
3.50%	Semi-Annual	6-Month GBP LIBOR	Semi-Annual	10/15/25	GBP	1,930	26,072	95	25,977
3.51%	Semi-Annual	6-Month GBP LIBOR	Semi-Annual	10/15/25	GBP	3,880	56,223	186	56,037
6-Month EURIBOR	Quarterly	0.70%	Semi-Annual	11/15/25	EUR	1,785	32,380	79	32,301
6-Month GBP LIBOR	Semi-Annual	3.43%	Semi-Annual	11/15/25	GBP	2,680	(29,182)	129	(29,311)
6-Month EURIBOR	Quarterly	1.01%	Semi-Annual	12/15/25	EUR	480	57	22	35
6-Month EURIBOR	Quarterly	1.03%	Semi-Annual	12/15/25	EUR	720	(966)	33	(999)
6-Month EURIBOR	Quarterly	1.03%	Semi-Annual	12/15/25	EUR	720	(905)	33	(938)
3.58%	Semi-Annual	6-Month GBP LIBOR	Annual	12/15/29	GBP	550	35,352	30	35,322
3.48%	Semi-Annual	6-Month GBP LIBOR	Quarterly	01/15/30	GBP	270	12,586	14	12,572
3.41%	Semi-Annual	6-Month GBP LIBOR	Quarterly	02/15/30	GBP	620	17,629	33	17,596
3.34%	Semi-Annual	6-Month GBP LIBOR	Quarterly	04/15/30	GBP	1,710	24,031	87	23,944
3.35%	Semi-Annual	6-Month GBP LIBOR	Quarterly	05/15/30	GBP	320	4,163	16	4,147
0.92%	Quarterly	6-Month EURIBOR	Semi-Annual	10/15/30	EUR	1,750	(31,530)	84	(31,614)
0.93%	Quarterly	6-Month EURIBOR	Semi-Annual	10/15/30	EUR	1,790	(29,849)	86	(29,935)
0.90%	Quarterly	6-Month EURIBOR	Semi-Annual	11/15/30	EUR	1,785	(54,353)	85	(54,438)
3.51%	Semi-Annual	6-Month GBP LIBOR	Semi-Annual	11/15/30	GBP	2,680	48,015	146	47,869
6-Month EURIBOR	Quarterly	1.11%	Semi-Annual	12/15/30	EUR	770	2,406	38	2,368
1.13%	Quarterly	6-Month EURIBOR	Semi-Annual	12/15/30	EUR	480	(427)	24	(451)
1.14%	Quarterly	6-Month EURIBOR	Semi-Annual	12/15/30	EUR	720	750	36	714
1.14%	Quarterly	6-Month EURIBOR	Semi-Annual	12/15/30	EUR	720	171	36	135
3.54%	Semi-Annual	6-Month GBP LIBOR	Semi-Annual	12/15/30	GBP	1,130	24,010	62	23,948
3.37%	Semi-Annual	6-Month GBP LIBOR	Semi-Annual	12/15/40	GBP	330	9,099	22	9,077

							$96,461	$1,690	$94,771

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

6-Month LIBOR, 1.35%	Semi-Annual	1.91%	Semi-Annual	N/A		07/09/21	CAD	9,280	$102,436	$38	$102,398
6-Month LIBOR, 1.35%	Semi-Annual	1.91%	Semi-Annual	N/A		07/09/21	CAD	720	7,934	2	7,932
6-Month LIBOR, 1.70%	Semi-Annual	(0.62%)	Annual	01/08/21	(a)	01/10/22	CHF	1,356	1,747	24	1,723
6-Month LIBOR, 1.70%	Semi-Annual	(0.60%)	Annual	01/15/21	(a)	01/17/22	CHF	1,666	2,573	30	2,543
6-Month LIBOR, 1.70%	Semi-Annual	(0.64%)	Annual	04/06/21	(a)	04/06/22	CHF	7,550	8,020	134	7,886
3-Month NIBOR, 3.51%	Semi-Annual	0.49%	Semi-Annual	09/02/21	(a)	09/02/22	NOK	16,590	(1,779)	31	(1,810)
6-Month LIBOR, 1.35%	Semi-Annual	0.56%	Semi-Annual	N/A		11/14/22	CAD	11,671	13,483	(44)	13,527
6-Month LIBOR, 1.35%	Semi-Annual	0.56%	Semi-Annual	N/A		11/16/22	CAD	5,879	6,762	(86)	6,848
3-Month NIBOR, 3.51%	Semi-Annual	0.47%	Semi-Annual	11/23/21	(a)	11/23/22	NOK	34,335	(3,327)	66	(3,393)
3-Month NIBOR, 3.51%	Semi-Annual	0.47%	Semi-Annual	11/24/21	(a)	11/24/22	NOK	38,913	(3,823)	75	(3,898)
3-Month NIBOR, 3.51%	Semi-Annual	0.47%	Semi-Annual	11/25/21	(a)	11/25/22	NOK	31,130	(3,100)	60	(3,160)
3-Month NIBOR, 3.51%	Semi-Annual	0.47%	Semi-Annual	11/26/21	(a)	11/28/22	NOK	59,148	(6,099)	114	(6,213)
3-Month NIBOR, 3.51%	Semi-Annual	0.48%	Semi-Annual	11/26/21	(a)	11/28/22	NOK	32,687	(3,180)	62	(3,242)
3-Month NIBOR, 3.51%	Semi-Annual	0.50%	Semi-Annual	12/07/21	(a)	12/07/22	NOK	32,687	(2,852)	64	(2,916)
6-Month LIBOR, 1.70%	Semi-Annual	(0.68%)	Quarterly	05/23/22	(a)	05/23/23	CHF	2,757	(579)	49	(628)
6-Month LIBOR, 1.70%	Semi-Annual	(0.62%)	Quarterly	06/07/22	(a)	06/07/23	CHF	2,729	1,257	49	1,208
6-Month LIBOR, 1.70%	Semi-Annual	(0.62%)	Quarterly	06/07/22	(a)	06/07/23	CHF	2,771	1,076	50	1,026
6-Month LIBOR, 1.70%	Semi-Annual	(0.58%)	Quarterly	06/09/22	(a)	06/09/23	CHF	2,771	2,458	50	2,408
6-Month LIBOR, 1.35%	Semi-Annual	0.81%	Semi-Annual	11/16/22	(a)	11/16/23	CAD	22,161	6,714	291	6,423
6-Month LIBOR, 1.35%	Semi-Annual	0.78%	Semi-Annual	11/17/22	(a)	11/17/23	CAD	2,743	199	36	163
6-Month LIBOR, 1.35%	Semi-Annual	0.78%	Semi-Annual	11/18/22	(a)	11/20/23	CAD	10,736	547	141	406
1-Month MXIBOR, 4.48%	Quarterly	6.00%	Quarterly	N/A		04/01/24	MXN	85,000	206,202	50	206,152
1-Month MXIBOR, 4.48%	Quarterly	6.67%	Semi-Annual	N/A		08/12/24	MXN	28,395	106,548	21	106,527

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1-Month MXIBOR, 4.48%	Quarterly	6.72%	Annual	N/A		08/13/24	MXN	24,432	$93,565	$17	$93,548
1-Month MXIBOR, 4.48%	Quarterly	6.59%	Semi-Annual	N/A		11/08/24	MXN	17,860	66,992	13	66,979
1-Month MXIBOR, 4.48%	Quarterly	5.50%	Quarterly	N/A		04/30/25	MXN	61,640	109,648	40	109,608
6-Month LIBOR, 1.35%	Semi-Annual	1.05%	Semi-Annual	10/30/23	(a)	10/30/25	CAD	5,598	(3,440)	80	(3,520)
6-Month LIBOR, 1.35%	Semi-Annual	1.09%	Semi-Annual	10/30/23	(a)	10/30/25	CAD	11,292	42	162	(120)
1-Month MXIBOR, 4.48%	Quarterly	5.04%	Quarterly	N/A		11/12/25	MXN	200,338	154,870	183	154,687
3-Month LIBOR, 0.24%	Quarterly	0.46%	Semi-Annual	N/A		11/24/25	USD	8,405	16,788	156	16,632
3-Month LIBOR, 0.24%	Quarterly	0.66%	Semi-Annual	N/A		09/25/30	USD	1,243	(27,643)	25	(27,668)
0.71%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		09/25/30	USD	1,243	21,612	25	21,587
5.81%	Quarterly	1-Month MXIBOR, 4.48%	Quarterly	N/A		10/17/30	MXN	60,000	(100,440)	60	(100,500)
5.89%	Quarterly	1-Month MXIBOR, 4.48%	Quarterly	N/A		10/22/30	MXN	100,000	(197,862)	100	(197,962)
1.21%	Semi-Annual	6-Month LIBOR, 1.35%	Semi-Annual	N/A		11/13/30	CAD	1,198	(1,991)	338	(2,329)
1.22%	Semi-Annual	6-Month LIBOR, 1.35%	Semi-Annual	N/A		11/13/30	CAD	1,216	(3,500)	128	(3,628)
1.23%	Semi-Annual	6-Month LIBOR, 1.35%	Semi-Annual	N/A		11/18/30	CAD	1,216	(3,731)	194	(3,925)
0.81%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/25/30	USD	5,481	56,733	117	56,616
1.53%	Semi-Annual	6-Month LIBOR, 1.35%	Semi-Annual	10/30/23	(a)	10/31/33	CAD	1,183	10,085	21	10,064
1.57%	Semi-Annual	6-Month LIBOR, 1.35%	Semi-Annual	10/30/23	(a)	10/31/33	CAD	2,387	13,344	43	13,301
6-Month LIBOR, (0.06%)	Semi-Annual	0.27%	Semi-Annual	N/A		09/23/49	JPY	265,000	(77,839)	78	(77,917)
0.38%	Semi-Annual	6-Month LIBOR, (0.06%)	Semi-Annual	N/A		01/11/50	JPY	20,000	(46)	6	(52)
0.40%	Semi-Annual	6-Month LIBOR, (0.06%)	Semi-Annual	N/A		01/11/50	JPY	20,000	(1,242)	6	(1,248)
1.30%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/21/50	USD	5,222	143,147	150	142,997
1.22%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/28/50	USD	6,800	328,921	196	328,725
1.45%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/12/50	USD	1,791	(19,100)	51	(19,151)
3-Month LIBOR, 0.24%	Quarterly	1.20%	Semi-Annual	N/A		12/22/50	USD	7,691	(417,916)	221	(418,137)
1.27%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/30/50	USD	6,800	247,352	196	247,156

									$851,566	$3,913	$847,653

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Hess Corp.	1.00%	Quarterly	BNP Paribas S.A.	06/20/24	USD	150	$587	$(732)	$1,319
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/25	USD	3,732	74,422	226,568	(152,146)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/25	USD	2,750	54,844	156,403	(101,559)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/25	USD	690	13,760	36,161	(22,401)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/25	USD	690	13,761	37,083	(23,322)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/25	USD	616	12,285	33,106	(20,821)
Republic of Chile	1.00	Quarterly	Citibank N.A.	12/20/25	USD	850	(23,459)	(11,107)	(12,352)
Republic of Colombia	1.00	Quarterly	Barclays Bank PLC	12/20/25	USD	400	(2,456)	6,530	(8,986)
Republic of Colombia	1.00	Quarterly	Barclays Bank PLC	12/20/25	USD	400	(2,456)	6,906	(9,362)
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/25	USD	8,110	(49,792)	149,490	(199,282)
Republic of Colombia	1.00	Quarterly	Goldman Sachs International	12/20/25	USD	1,460	(8,964)	25,852	(34,816)
Republic of Colombia	1.00	Quarterly	Goldman Sachs International	12/20/25	USD	596	(3,660)	13,019	(16,679)
Republic of Colombia	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	USD	240	(1,474)	4,031	(5,505)
Republic of Colombia	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	USD	360	(2,211)	6,343	(8,554)
Republic of Indonesia	1.00	Quarterly	Citibank N.A.	12/20/25	USD	3,866	(62,141)	3,693	(65,834)
Republic of Indonesia	1.00	Quarterly	Citibank N.A.	12/20/25	USD	590	(9,484)	1,042	(10,526)
Republic of Indonesia	1.00	Quarterly	Citibank N.A.	12/20/25	USD	620	(9,965)	1,391	(11,356)
Republic of Indonesia	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	USD	786	(12,634)	1,501	(14,135)
Republic of Philippines	1.00	Quarterly	Goldman Sachs International	12/20/25	USD	3,946	(127,929)	(88,483)	(39,446)
Republic of Russia	1.00	Quarterly	Bank of America N.A.	12/20/25	USD	1,512	(10,189)	13,824	(24,013)
Republic of Russia	1.00	Quarterly	Bank of America N.A.	12/20/25	USD	1,672	(11,266)	11,551	(22,817)
Republic of Russia	1.00	Quarterly	Bank of America N.A.	12/20/25	USD	1,996	(13,449)	14,605	(28,054)
Republic of Russia	1.00	Quarterly	Citibank N.A.	12/20/25	USD	682	(4,597)	4,338	(8,935)
Republic of South Aftrica	1.00	Quarterly	Goldman Sachs International	12/20/25	USD	1,574	75,819	141,762	(65,943)
Republic of South Aftrica	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	USD	617	29,726	56,380	(26,654)

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of South Aftrica	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	USD	2,638	$127,068	$241,007	$(113,939)
Republic of South Aftrica	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	USD	5,288	254,705	483,095	(228,390)
Republic of South Aftrica	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	USD	2,750	132,470	251,253	(118,783)
Republic of South Aftrica	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	USD	1,996	96,143	177,911	(81,768)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/25	USD	5,575	(53,774)	97,874	(151,648)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/25	USD	660	(6,366)	9,763	(16,129)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/25	USD	660	(6,366)	10,697	(17,063)
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	USD	676	(6,520)	11,115	(17,635)

							$456,438	$2,133,972	$(1,677,534)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received )	Unrealized Appreciation (Depreciation )
CMBX.NA.9	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	1,350	$(159,438)	$(136,146)	$(23,292)
CMBX.NA.9	3.00	Monthly	Goldman Sachs International	09/17/58	NR	USD	70	(8,267)	(353)	(7,914)
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	NR	USD	265	(31,297)	(1,076)	(30,221)
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	NR	USD	190	(22,439)	(583)	(21,856)
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	NR	USD	70	(8,267)	(353)	(7,914)

								$(229,708)	$(138,511)	$(91,197)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

3-Month LIBOR, 0.81%	Quarterly	0.87%	Quarterly	Bank of America N.A.	09/15/21	(a)	09/15/22	KRW	3,734,876	$(1,030)	$—	$(1,030)
3-Month LIBOR, 0.81%	Quarterly	0.89%	Quarterly	BNP Paribas S.A.	09/15/21	(a)	09/15/22	KRW	3,734,876	(400)	—	(400)
3-Month LIBOR, 0.81%	Quarterly	0.89%	Quarterly	Bank of America N.A.	09/15/21	(a)	09/15/22	KRW	3,450,938	(165)	—	(165)
7.80%	Semi-Annual	1-Day BZDIOVER, 0.76%	Annual	JPMorgan Chase Bank N.A.	N/A		01/02/29	BRL	25,000	(413,068)	—	(413,068)

										$(414,663)	$—	$(414,663)

(a)	Forward Swap.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$549,634	$(518,514)	$2,706,260	$(1,593,833)	$—
OTC Swaps	2,234,294	(238,833)	1,319	(2,184,713)	—
Options Written	—	—	1,640,724	(1,258,327)	(3,528,751)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$76,383	$—	$299,918	$—	$376,301
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,755,518	—	—	2,755,518
Options purchased
Investments at value — unaffiliated(b)	—	—	2,752,136	4,099,975	1,548,809	8,166	8,409,086
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	648,239	—	—	1,729,070	328,951	2,706,260
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,235,613	—	—	—	—	2,235,613

	$—	$2,883,852	$2,828,519	$6,855,493	$3,577,797	$337,117	$16,482,778

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$532,895	$—	$873,350	$—	$1,406,245
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	4,703,542	—	—	4,703,542
Options written
Options written at value	—	—	1,027,279	1,399,867	1,101,605	—	3,528,751
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	478,236	—	—	881,417	234,180	1,593,833
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,008,883	—	—	414,663	—	2,423,546

	$—	$2,487,119	$1,560,174	$6,103,409	$3,271,035	$234,180	$13,655,917

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2020, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(4,029,664)	$—	$3,333,840	$—	$(695,824)
Forward foreign currency exchange contracts	—	—	—	(7,278,759)	—	—	(7,278,759)
Options purchased(a)	—	(3,355)	1,453,934	(794,268)	(1,231,630)	—	(575,319)
Options written	—	24,740	2,216,767	1,005,955	1,785,476	—	5,032,938
Swaps	—	(254,879)	—	—	2,317,233	24,492	2,086,846

	$—	$(233,494)	$(358,963)	$(7,067,072)	$6,204,919	$24,492	$(1,430,118)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(467,847)	$—	$(392,716)	$—	$(860,563)
Forward foreign currency exchange contracts	—	—	—	(2,075,487)	—	—	(2,075,487)
Options purchased(b)	—	—	54,835	561,334	(655,053)	(12,560)	(51,444)
Options written	—	—	11,273	(218,865)	75,378	—	(132,214)
Swaps	—	(919,661)	—	—	(2,568,421)	72,787	(3,415,295)

	$—	$(919,661)	$(401,739)	$(1,733,018)	$(3,540,812)	$60,227	$(6,535,003)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$156,896,672
Average notional value of contracts — short	$218,366,593
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$246,997,014
Average amounts sold — in USD	$164,226,171
Options
Average value of option contracts purchased	$3,746,937
Average value of option contracts written	$1,746,650
Average notional value of swaption contracts purchased	$112,510,329
Average notional value of swaption contracts written	$228,568,434
Credit default swaps
Average notional value — buy protection	$46,606,229
Average notional value — sell protection	$13,800,414
Interest rate swaps
Average notional value — pays fixed rate	$346,540,132
Average notional value — receives fixed rate	$313,345,089
Inflation swaps
Average notional value — pays fixed rate	$8,527,893
Average notional value — receives fixed rate	$10,109,408

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$183,145		$199,978
Forward foreign currency exchange contracts	2,755,518		4,703,542
Options	8,409,086	(a)	3,528,751
Swaps — centrally cleared	—		83,922
Swaps — OTC(b)	2,235,613		2,423,546

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	13,583,362		10,939,739

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,727,481)		(1,311,179)

Total derivative assets and liabilities subject to an MNA	$10,855,881		$9,628,560

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$834,244	$(834,244)	$—	$—	$—
Barclays Bank PLC	895,044	(895,044)	—	—	—
BNP Paribas S.A.	624,796	(403,690)	—	—	221,106
Citibank N.A.	2,056,912	(1,493,623)	—	(310,000)	253,289
Deutsche Bank AG	648,308	(648,308)	—	—	—
Goldman Sachs International	1,089,708	(502,593)	—	(470,000)	117,115
HSBC Bank USA N.A.	128,646	(81,875)	—	—	46,771
JPMorgan Chase Bank N.A.	655,084	(655,084)	—	—	—
Morgan Stanley & Co. International PLC	3,382,273	(2,939,864)	—	(350,000)	92,409
Natwest Markets PLC	28,493	(3,899)	—	—	24,594
Royal Bank of Canada	1	(1)	—	—	—
State Street Bank and Trust Co.	1,402	(1,402)	—	—	—

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
UBS AG	$178,344	$(44,986)	$—	$(133,358)	$—
Westpac Banking Corp.	332,626	(7,815)	—	—	324,811

	$10,855,881	$(8,512,428)	$—	$(1,263,358)	$1,080,095

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities	(c)(f)
Bank of America N.A.	$1,128,495	$(834,244)	$—	$—	$294,251
Barclays Bank PLC	1,302,690	(895,044)	—	(407,646)	—
BNP Paribas S.A.	403,690	(403,690)	—	—	—
Citibank N.A.	1,493,623	(1,493,623)	—	—	—
Deutsche Bank AG	736,469	(648,308)	—	—	88,161
Goldman Sachs International	502,593	(502,593)	—	—	—
HSBC Bank USA N.A.	81,875	(81,875)	—	—	—
JPMorgan Chase Bank N.A.	826,999	(655,084)	—	—	171,915
Morgan Stanley & Co. International PLC	2,939,864	(2,939,864)	—	—	—
Natwest Markets PLC	3,899	(3,899)	—	—	—
Northern Trust Co.	9,057	—	—	—	9,057
Royal Bank of Canada	64,347	(1)	—	—	64,346
State Street Bank and Trust Co.	82,158	(1,402)	—	—	80,756
UBS AG	44,986	(44,986)	—	—	—
Westpac Banking Corp.	7,815	(7,815)	—	—	—

	$9,628,560	$(8,512,428)	$—	$(407,646)	$708,486

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$36,621,321	$746,875	$37,368,196
Common Stocks
Canada	10,979	—	—	10,979
France	—	1,370,422	—	1,370,422
Germany	14,696	798,930	—	813,626
Ireland	—	519,220	—	519,220
Italy	—	137,393	—	137,393
Netherlands	197,883	862,540	—	1,060,423
Sweden	—	500,449	—	500,449
Switzerland	—	106,928	—	106,928
Taiwan	1,417	—	—	1,417
United Kingdom	270,774	530,082	—	800,856

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
United States	$11,495,467	$—	$—	$11,495,467
Corporate Bonds	—	233,510,440	—	233,510,440
Floating Rate Loan Interests	—	—	80,665	80,665
Foreign Agency Obligations	—	215,099,376	—	215,099,376
Investment Companies	40,039,658	—	—	40,039,658
Municipal Bonds	—	1,078,175	—	1,078,175
Non-Agency Mortgage-Backed Securities	—	38,333,203	1,402,000	39,735,203
Preferred Securities
Capital Trusts	—	4,834,806	—	4,834,806
Preferred Stocks
United States	6,500	380,560	—	387,060
U.S. Government Sponsored Agency Securities	—	94,104,962	—	94,104,962
U.S. Treasury Obligations	—	62,444,688	—	62,444,688
Warrants	—	3,000	—	3,000
Short-Term Securities
Borrowed Bond Agreements	—	1,827,500	—	1,827,500
Money Market Funds	5,780,042	—	—	5,780,042
U.S. Treasury Obligations	—	39,993,333	—	39,993,333
Options Purchased
Equity Contracts	2,505,585	246,551	—	2,752,136
Foreign Currency Exchange Contracts	—	4,099,975	—	4,099,975
Interest Rate Contracts	38,751	1,510,058	—	1,548,809
Other Contracts	—	—	8,166	8,166
Liabilities
Investments
Borrowed Bonds	—	(1,819,639)	—	(1,819,639)
TBA Sale Commitments	—	(18,270,483)	—	(18,270,483)

	$60,361,752	$718,823,790	$2,237,706	$781,423,248

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$649,558	$—	$649,558
Equity Contracts	76,383	—	—	76,383
Foreign Currency Exchange Contracts	—	2,755,518	—	2,755,518
Interest Rate Contracts	299,918	1,729,070	—	2,028,988
Other Contracts	—	328,951	—	328,951
Liabilities
Credit Contracts	—	(2,248,286)	—	(2,248,286)
Equity Contracts	(1,560,174)	—	—	(1,560,174)
Foreign Currency Exchange Contracts	—	(6,103,409)	—	(6,103,409)
Interest Rate Contracts	(873,350)	(2,397,685)	—	(3,271,035)
Other Contracts	—	(234,180)	—	(234,180)

	$(2,057,223)	$(5,520,463)	$—	$(7,577,686)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $4,994,562 are categorized as Level 2 within the disclosure hierarchy.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Statement of Assets and Liabilities

December 31, 2020

BlackRock Strategic Global Bond Fund, Inc.

ASSETS
Investments at value — unaffiliated(a)	$759,076,101
Investments at value — affiliated(b)	42,437,270
Cash	36,151
Cash pledged:
Collateral — exchange-traded options written	11,695,000
Collateral — OTC derivatives	420,000
Futures contracts	2,443,798
Centrally cleared swaps	3,158,230
Foreign currency at value(c)	66,501,292
Receivables:
Investments sold	1,433,428
TBA sale commitments	18,223,697
Capital shares sold	2,544,258
Dividends — unaffiliated	63,930
Dividends — affiliated	2,778
Interest — unaffiliated	5,117,754
Variation margin on futures contracts	183,145
Swap premiums paid	2,234,294
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,755,518
OTC swaps	1,319
Prepaid expenses	74,191

Total assets	918,402,154

LIABILITIES
Cash received as collateral for OTC derivatives	1,540,000
Borrowed bonds at value(d)	1,819,639
Options written at value(e)	3,528,751
TBA sale commitments at value(f)	18,270,483
Reverse repurchase agreements at value	4,994,562
Payables:
Investments purchased	55,974,178
Capital shares redeemed	2,134,459
Deferred foreign capital gain tax	119,455
Income dividend distributions	268,761
Interest expense	10,799
Investment advisory fees	285,408
Directors’ and Officer’s fees	172
Options written	52,401
Other accrued expenses	410,236
Other affiliates	2,773
Service and distribution fees	21,434
Variation margin on futures contracts	199,978
Variation margin on centrally cleared swaps	83,922
Swap premiums received	238,833
Unrealized depreciation on:
Forward foreign currency exchange contracts	4,703,542
OTC swaps	2,184,713

Total liabilities	96,844,499

NET ASSETS	$ 821,557,655

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities   (continued)

December 31, 2020

BlackRock Strategic Global Bond Fund, Inc.

NET ASSETS CONSIST OF
Paid-in capital	$789,975,341
Accumulated earnings	31,582,314

NET ASSETS	$821,557,655

(a) Investments at cost — unaffiliated	$720,349,141
(b) Investments at cost — affiliated	$ 40,526,187
(c) Foreign currency at cost	$ 66,334,053
(d) Proceeds received from borrowed bonds	$ 1,827,787
(e) Premiums received	$ 3,911,148
(f) Proceeds from TBA sale commitments	$ 18,223,697

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	49

Consolidated Statement of Assets and Liabilities   (continued)

December 31, 2020

BlackRock Strategic Global Bond Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$671,817,330

Shares outstanding	105,301,885

Net asset value	$6.38

Shares authorized	1 billion

Par value	$0.10

Investor A
Net assets	$91,388,122

Shares outstanding	14,334,228

Net asset value	$6.38

Shares authorized	1 billion

Par value	$0.10

Investor C
Net assets	$3,055,311

Shares outstanding	479,695

Net asset value	$6.37

Shares authorized	1 billion

Par value	$0.10

Class K
Net assets	$55,296,892

Shares outstanding	8,673,637

Net asset value	$6.38

Shares authorized	1 billion

Par value	$0.10

See notes to consolidated financial statements.

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations

Year Ended December 31, 2020

BlackRock Strategic Global Bond Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$256,728
Dividends — affiliated	795,199
Interest — unaffiliated	12,218,242
Foreign taxes withheld	(112,305)

Total investment income	13,157,864

EXPENSES
Investment advisory	2,648,133
Transfer agent — class specific	626,305
Custodian	244,376
Service and distribution — class specific	231,386
Professional	151,362
Registration	94,964
Accounting services	93,967
Printing and postage	46,139
Directors and Officer	6,304
Miscellaneous	232,514

Total expenses excluding interest expense	4,375,450
Interest expense	76,455

Total expenses	4,451,905
Less:
Fees waived and/or reimbursed by the Manager	(972,775)
Transfer agent fees waived and/or reimbursed — class specific	(381,121)

Total expenses after fees waived and/or reimbursed	3,098,009

Net investment income	10,059,855

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	17,700,524
Investments — affiliated	(131,759)
Borrowed bonds	153,520
Foreign currency transactions	2,699,093
Forward foreign currency exchange contracts	(7,278,759)
Futures contracts	(695,824)
Options written	5,032,938
Swaps	2,086,846

19,566,579

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	31,955,325
Investments — affiliated	1,739,710
Borrowed bonds	8,148
Foreign currency translations	124,091
Forward foreign currency exchange contracts	(2,075,487)
Futures contracts	(860,563)
Options written	(132,214)
Swaps	(3,415,295)

27,343,715

Net realized and unrealized gain	46,910,294

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,970,149

(a) Net of foreign capital gain tax	$121,155
(b) Net of deferred foreign capital gain tax	$(110,701)

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	51

Consolidated Statements of Changes in Net Assets

	BlackRock Strategic Global Bond Fund, Inc.

	Year Ended

	12/31/20	12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,059,855	$7,798,625
Net realized gain	19,566,579	2,327,250
Net change in unrealized appreciation	27,343,715	12,113,393

Net increase in net assets resulting from operations	56,970,149	22,239,268

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(25,482,578)	(3,786,520)
Investor A	(3,769,451)	(1,362,758)
Investor C	(116,270)	(64,909)
Investor C1	(53)	(1,034)
Class K	(2,309,948)	(755,177)
Return of capital
Institutional	—	(593,222)
Investor A	—	(240,784)
Investor C	—	(18,751)
Investor C1	—	(255)
Class K	—	(115,804)

Decrease in net assets resulting from distributions to shareholders	(31,678,300)	(6,939,214)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	511,954,447	6,526,400

NET ASSETS
Total increase in net assets	537,246,296	21,826,454
Beginning of year	284,311,359	262,484,905

End of year	$821,557,655	$284,311,359

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc.

	Institutional

	Year Ended December 31,

	2020	2019		2018	2017	2016

Net asset value, beginning of year	$6.13	$5.81		$6.01	$5.78	$5.65

Net investment income(a)	0.12	0.17		0.17	0.19	0.16
Net realized and unrealized gain (loss)	0.43	0.30		(0.22)	0.23	0.13

Net increase (decrease) from investment operations	0.55	0.47		(0.05)	0.42	0.29

Distributions(b)
From net investment income	(0.10)	(0.13)		(0.12)	(0.19)	(0.16)
From net realized gain	(0.20)	—		—	—	—
Return of capital	—	(0.02)		(0.03)	—	—

Total distributions	(0.30)	(0.15)		(0.15)	(0.19)	(0.16)

Net asset value, end of year	$6.38	$6.13		$5.81	$6.01	$5.78

Total Return(c)
Based on net asset value	9.04%	8.20	%(d)	(0.81)%	7.30%	5.06%

Ratios to Average Net Assets(e)
Total expenses	0.80%	0.98%		1.08%	1.16%	1.23%

Total expenses after fees waived and/or reimbursed	0.54%	0.63%		0.72%	0.77%	0.83%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.53%	0.53%		0.53%	0.59%	0.67%

Net investment income	1.93%	2.84%		2.88%	3.24%	2.75%

Supplemental Data
Net assets, end of year (000)	$671,817	$171,313		$160,252	$139,220	$77,432

Portfolio turnover rate(f)	330%	373%		344%	432%	396%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,

	2020	2019		2018	2017	2016
Investments in underlying funds	0.03%	0.01%		0.01%	0.01%	0.02%

(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,

	2020	2019		2018	2017	2016
Portfolio turnover rate (excluding MDRs)	234%	257%		269%	327%	334%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	53

Consolidated Financial Highlights   (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor A

	Year Ended December 31,

	2020	2019		2018	2017	2016

Net asset value, beginning of year	$6.12	$5.80		$6.00	$5.77	$5.64

Net investment income(a)	0.11	0.16		0.16	0.18	0.14
Net realized and unrealized gain (loss)	0.44	0.30		(0.22)	0.22	0.13

Net increase (decrease) from investment operations	0.55	0.46		(0.06)	0.40	0.27

Distributions(b)
From net investment income	(0.09)	(0.12)		(0.12)	(0.17)	(0.14)
From net realized gain	(0.20)	—		—	—	—
Return of capital	—	(0.02)		(0.02)	—	—

Total distributions	(0.29)	(0.14)		(0.14)	(0.17)	(0.14)

Net asset value, end of year	$6.38	$6.12		$5.80	$6.00	$5.77

Total Return(c)
Based on net asset value	8.95%	7.95	%(d)	(1.07)%	7.04%	4.80%

Ratios to Average Net Assets(e)
Total expenses	1.10%	1.30%		1.42%	1.48%	1.52%

Total expenses after fees waived and/or reimbursed	0.80%	0.88%		0.97%	1.04%	1.09%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.78%	0.78%		0.78%	0.84%	0.93%

Net investment income	1.74%	2.60%		2.66%	2.96%	2.40%

Supplemental Data
Net assets, end of year (000)	$91,388	$74,323		$61,723	$64,615	$64,040

Portfolio turnover rate(f)	330%	373%		344%	432%	396%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,

	2020	2019		2018	2017	2016
Investments in underlying funds	0.03%	0.01%		0.01%	0.01%	0.02%

(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,

	2020	2019		2018	2017	2016
Portfolio turnover rate (excluding MDRs)	234%	257%		269%	327%	334%

See notes to consolidated financial statements.

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights   (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C

	Year Ended December 31,

	2020	2019		2018	2017	2016

Net asset value, beginning of year	$6.12	$5.80		$6.00	$5.77	$5.64

Net investment income(a)	0.06	0.11		0.11	0.13	0.10
Net realized and unrealized gain (loss)	0.43	0.30		(0.22)	0.23	0.13

Net increase (decrease) from investment operations	0.49	0.41		(0.11)	0.36	0.23

Distributions(b)
From net investment income	(0.04)	(0.07)		(0.07)	(0.13)	(0.10)
From net realized gain	(0.20)	—		—	—	—
Return of capital	—	(0.02)		(0.02)	—	—

Total distributions	(0.24)	(0.09)		(0.09)	(0.13)	(0.10)

Net asset value, end of year	$6.37	$6.12		$5.80	$6.00	$5.77

Total Return(c)
Based on net asset value	7.97%	7.14	%(d)	(1.81)%	6.25%	4.02%

Ratios to Average Net Assets(e)
Total expenses	1.93%	2.11%		2.19%	2.30%	2.35%

Total expenses after fees waived and/or reimbursed	1.55%	1.64%		1.72%	1.79%	1.84%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.53%	1.53%		1.53%	1.59%	1.68%

Net investment income	1.03%	1.90%		1.94%	2.21%	1.64%

Supplemental Data
Net assets, end of year (000)	$3,055	$4,973		$6,308	$9,625	$13,404

Portfolio turnover rate(f)	330%	373%		344%	432%	396%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,

	2020	2019	2018	2017	2016
Investments in underlying funds	0.03%	0.01%	0.01%	0.01%	0.02%

(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,

	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	234%	257%	269%	327%	334%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	55

Consolidated Financial Highlights   (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Class K

	Year Ended December 31,

	2020	2019		2018	2017	2016

Net asset value, beginning of year	$6.13	$5.81		$6.01	$5.77	$5.65

Net investment income(a)	0.13	0.17		0.17	0.19	0.16
Net realized and unrealized gain (loss)	0.42	0.31		(0.22)	0.24	0.12

Net increase (decrease) from investment operations	0.55	0.48		(0.05)	0.43	0.28

Distributions(b)
From net investment income	(0.10)	(0.14)		(0.12)	(0.19)	(0.16)
From net realized gain	(0.20)	—		—	—	—
Return of capital	—	(0.02)		(0.03)	—	—

Total distributions	(0.30)	(0.16)		(0.15)	(0.19)	(0.16)

Net asset value, end of year	$6.38	$6.13		$5.81	$6.01	$5.77

Total Return(c)
Based on net asset value	9.10%	8.26	%(d)	(0.76)%	7.54%	4.93%

Ratios to Average Net Assets(e)
Total expenses	0.69%	0.89%		1.01%	1.05%	1.02%

Total expenses after fees waived and/or reimbursed	0.49%	0.58%		0.67%	0.73%	0.71%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.48%	0.48%		0.48%	0.54%	0.55%

Net investment income	2.01%	2.88%		2.93%	3.27%	2.83%

Supplemental Data
Net assets, end of year (000)	$55,297	$33,655		$34,111	$20,154	$15,372

Portfolio turnover rate(f)	330%	373%		344%	432%	396%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,

	2020	2019	2018	2017	2016
Investments in underlying funds	0.03%	0.01%	0.01%	0.01%	0.02%

(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,

	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	234%	257%	269%	327%	334%

See notes to consolidated financial statements.

56	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On February 24, 2020, all of the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Strategic Global Bond Fund (Cayman)(the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $0, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2020, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under

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Notes to Consolidated Financial Statements  (continued)

such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

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Notes to Consolidated Financial Statements  (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

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Notes to Consolidated Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

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Notes to Consolidated Financial Statements  (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

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Notes to Consolidated Financial Statements  (continued)

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund was $4,176,085 and 1.20%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Consolidated Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BlackRock Strategic Global Bond Fund, Inc.

Counterparty	Borrowed Bonds Agreements	(a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(c)	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/ from Counterparty (d)
BNP Paribas S.A.	$—		$(4,994,562)	$—	$(4,994,562)	$—	$—	$4,994,562		$—	$4,994,562	$—
BofA Securities, Inc.	1,827,500		—	(1,830,438)	(2,938)	—	—	—		—	—	(2,938)

	$1,827,500		$(4,994,562)	$(1,830,438)	$(4,997,500)	$—	$—	$4,994,562		$—	$4,994,562	$(2,938)

(a)	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.

(b)	Includes accrued interest on borrowed bonds in the amount of $10,799 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.

(c)

Collateral with a value of $5,073,623 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s)reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

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Notes to Consolidated Financial Statements  (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration,

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Notes to Consolidated Financial Statements  (continued)

repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When a Fund enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	65

Notes to Consolidated Financial Statements  (continued)

under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.50%
$1 billion — $3 billion	0.47
$3 billion — $5 billion	0.45
$5 billion — $10 billion	0.44
Greater than $10 billion	0.43

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of the Fund for which BIL or BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Investor C1	0.25	0.55

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Investor C1	Total

Service and distribution fees — class specific	$190,563	$40,787	$36	$231,386

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Investor C1	Class K	Total

Reimbursed amounts	$1,408	$2,021	$74	$1	$59	$3,563

For the year ended December 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Investor C1	Class K	Total

Transfer agent fees — class specific	$498,047	$116,958	$9,123	$57	$2,120	$626,305

Other Fees: For the year ended December 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $4,194.

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Notes to Consolidated Financial Statements  (continued)

For the year ended December 31, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C	Total

CDSC	$409	$659	$1,068

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2020, the amount waived and/or reimbursed was $17,188.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2020, the Manager waived $79,408 in investment advisory fees pursuant to this arrangement.

For the year ended December 31, 2020, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $3,611.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.53%
Investor A	0.78
Investor C	1.53
Investor C1	1.33
Class K	0.48

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2020, the Manager waived and/or reimbursed investment advisory fees of $876,179 which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in in the Consolidated Statement of Operations. For the year ended December 31, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Investor C1	Class K	Total

Transfer agent fees waived and/or reimbursed — class specific	$293,019	$78,845	$7,083	$55	$2,119	$381,121

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

BlackRock Strategic Global Bond Fund, Inc.	$6,335,179	$3,672,903	$165,477

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Notes to Consolidated Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

BlackRock Strategic Global Bond Fund, Inc.	$44,887,196	$57,794,464	$1,899,958,873	$1,562,736,560

For the year ended December 31, 2020, purchases and sales related to mortgage dollar rolls were $467,622,376 and $467,847,006, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

The tax character of distributions paid was as follows:

	12/31/20	12/31/19

Ordinary income	$25,004,805	$5,970,398
Long-term capital gains	6,673,495	—
Return of capital	—	968,816

	$31,678,300	$6,939,214

As of period end, the tax components of accumulated earnings (loss) were as follows:

Amounts

Undistributed ordinary income	$1,397,956
Net unrealized gains(a)	32,817,016
Qualified late-year losses(b)	(2,632,658)

$31,582,314

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, amortization methods for premiums on fixed income securities, the accounting for swap agreements, and the classification of investments.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$761,884,279

Gross unrealized appreciation	$52,398,447
Gross unrealized depreciation	(13,986,070)

Net unrealized appreciation (depreciation)	$38,412,377

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Fund did not borrow under the credit agreement.

68	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	69

Notes to Consolidated Financial Statements  (continued)

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/20		Year Ended 12/31/19

	Shares	Amounts	Shares	Amounts

Institutional
Shares sold	93,134,530	$576,143,833	15,196,029	$90,933,319
Shares issued in reinvestment of distributions	3,820,394	24,231,272	637,399	3,850,016
Shares redeemed	(19,609,906)	(121,486,238)	(15,461,269)	(93,284,782)

	77,345,018	$478,888,867	372,159	$1,498,553

Investor A
Shares sold and automatic conversion of shares	5,945,627	$37,710,330	3,556,882	$21,308,519
Shares issued in reinvestment of distributions	548,040	3,468,335	240,143	1,450,479
Shares redeemed	(4,295,964)	(26,383,981)	(2,294,692)	(13,804,639)

	2,197,703	$14,794,684	1,502,333	$8,954,359

Investor C
Shares sold	189,753	$1,203,747	61,586	$373,079
Shares issued in reinvestment of distributions	17,488	110,461	11,763	70,877
Shares redeemed and automatic conversion of shares	(540,151)	(3,431,895)	(348,174)	(2,082,579)

	(332,910)	$(2,117,687)	(274,825)	$(1,638,623)

Investor C1(a)
Shares sold	368	$2,243	2,470	$14,887
Shares issued in reinvestment of distributions	5	33	223	1,336
Shares redeemed and automatic conversion of shares	(8,051)	(49,503)	(10,775)	(65,900)

	(7,678)	$(47,227)	(8,082)	$(49,677)

Class K
Shares sold	4,808,614	$30,354,440	363,733	$2,211,463
Shares issued in reinvestment of distributions	214,379	1,359,398	43,709	263,572
Shares redeemed	(1,844,029)	(11,278,028)	(787,830)	(4,713,247)

	3,178,964	$20,435,810	(380,388)	$(2,238,212)

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

70	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Strategic Global Bond Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Strategic Global Bond Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	71

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction

BlackRock Strategic Global Bond Fund, Inc.	0.79%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Fund Name	Qualified Dividend Income

BlackRock Strategic Global Bond Fund, Inc.	$432,633

For the fiscal year ended December 31, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends

BlackRock Strategic Global Bond Fund, Inc.	$3,303,645

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended December 31, 2020:

Fund Name	Federal Obligation Interest

BlackRock Strategic Global Bond Fund, Inc.	$277,397

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends

BlackRock Strategic Global Bond Fund, Inc.	$16,591,196	$6,673,495

72	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Fund, met on November 18-19, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	73

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	84 RICs consisting of 108 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	84 RICs consisting of 108 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Director (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	84 RICs consisting of 108 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	84 RICs consisting of 108 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	85 RICs consisting of 109 Portfolios	None

74	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	84 RICs consisting of 108 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(d) 1951	Director (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	85 RICs consisting of 109 Portfolios	None

Catherine A. Lynch(d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	85 RICs consisting of 109 Portfolios	None

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	75

Director and Officer Information  (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

76	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	77

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

78	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peru Nuevo Sol

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ADR	American Depositary Receipt

AMT	Alternative Minimum Tax

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GMTN	Global Medium-Term Note

GOL	General Obligation Ltd.

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBOR	Mexico Interbank Offered Rate

NIBOR	Norwegian Interbank Offered Rate

PIK	Payment-in-Kind

RB	Revenue Bond

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Svenska Celluosa Aktiebolaget

SPDR	Standard & Poor’s Depository Receipt

TAN	Tax Anticipation Notes

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	79

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-12/20-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization. Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$71,910	$71,910	$0	$0	$18,800	$18,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$18,800	$18,100

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: March 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: March 5, 2021